UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10405

Alpine Series Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - October 31, 2017

Item 1: Shareholder Report

Alpine

Equity & Income Funds

Alpine Dynamic Dividend Fund
- Institutional Class (ADVDX)
- Class A (ADAVX)

Alpine Rising Dividend Fund
- Institutional Class (AADDX)
- Class A (AAADX)

Alpine Financial Services Fund
- Institutional Class (ADFSX)
- Class A (ADAFX)

Alpine Small Cap Fund
- Institutional Class (ADINX)
- Class A (ADIAX)

Alpine Ultra Short Municipal Income Fund
- Institutional Class (ATOIX)
- Class A (ATOAX)

Alpine High Yield Managed Duration Municipal Fund
- Institutional Class (AHYMX)
- Class A (AAHMX)

October 31,

2017

Annual Report

Additional Alpine Funds are offered in the Alpine Equity Trust. These Funds include:

Alpine International Real Estate Equity Fund	Alpine Global Infrastructure Fund
Alpine Realty Income & Growth Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

During the fiscal year ended October 31, 2017, the equity markets finally side-stepped their broad apprehension, which has been a characteristic of market sentiment since the great financial collapse of 2008. As we pointed out in prior reports to shareholders, the market was greatly concerned about either the risks of imminent inflation due to the stimulative effects of loose monetary policy, or alternatively, a deflation drag due to over-capacity and structural imbalances remaining from prior expansions. Following the U.S. Federal Reserve’s (Fed) warning of an imminent transition from quantitative easing (QE) towards normalization back in May of 2013, the capital markets suffered from a ‘taper tantrum’ before assuming an alternating risk-on/risk-off mode that persisted well into 2015. However, in the fourth quarter of 2015, a speculative commodity boom that had become a bust lasting into February of 2016, re-engaged persistent fears of global economic deflation. As it turned out, the economy found its footing and markets recovered through 2016, and ultimately produced double-digit returns this year, as investors have bought equities to capture corporate growth. Strong economic reports have become more consistent and corporate earnings and revenue growth appears more sustainable as we approach 2018.

The equity markets focus this year has been particularly strong for growth stocks, as opposed to value stocks or stocks of stable defensive companies. In particular, the market has been focused on top-line revenue growth and companies with strong profitability. Interestingly, the market has also favored companies with relatively low financial leverage and, thus, a greater margin of safety. Stocks which combined these characteristics performed particularly well. Notably, we appear to be in the midst of a synchronized global economic recovery in which Gross Domestic Product (GDP) has been supported by strong orders for goods and services, witness regional and national purchasing managers’ indices (PMI) and improving employment data. This has given corporations the ability to increase sales volumes, which has historically improved profit margins, and in combination with tightening labor markets, is leading to the first signs of wage growth in select sectors and geographies. Wage growth may lead to increased consumption patterns as growing job confidence and incomes induce people to spend more freely, which in turn can stimulate corporations to increase their capital expenditures for new production facilities and equipment. This, in turn, leads to more jobs and new products for consumers. Since the U.S. accounts for roughly 25% of the global GDP, it is natural for us to lead the rest of the world out of periods of economic doldrums. China is almost 15% of the global GDP and it too has been growing quite strongly, until the past quarter or so when it has shown signs of moderating. That said, the Eurozone, which is slightly larger than China, and Japan, which is roughly half its size, are both picking up the slack, so we expect continued global recovery over the next several quarters at a minimum.

TAX CUTS

An element of uncertainty has been introduced by the U.S. Republican Congress which is planning to put forth an economic stimulative program, packaged as tax reform. This has been cooked up in old school D.C. style, in back rooms with no transparency, nor based on specific intellectual precepts or schools of thought, this grab bag restructuring of the tax code is in some ways progressive, in other ways regressive, both positive and negative, and which will no doubt be beneficial to some and negative for others in our economy. On the surface, it is positive for corporations, many of whom should see lower tax rates and it is intended to stimulate capital investment in the short-term through accelerated depreciation of new investments (as low as one year down from five to twenty!), which offsets taxes. Companies which repatriate capital from overseas will have very low (6-12%) recapture rates if they bring money home (estimates that $1-2 trillion may come back over several years). However, investment in research and development (R&D) for better future products do not receive such benefit. This should be positive for stocks in that it will no doubt lead to more corporate buy-backs and special dividends for shareholders, and we may well see a short-term investment boom over the next 12-18 months. Such a jumpstart would have been useful back in 2009 or 2010 but may create a boom/bust surge in activity which could induce the Fed to rapidly defend against inflation. Of course, we do not know what percentage of the trillions held abroad held by companies such as Apple and Microsoft, among others, will be repatriated nor, the final details of the tax rates. So, we await and hope it will be more rational than feared. Nevertheless, the significance will likely be a short-term stimulus effect, with potential negative implications for the long-term when the payback for these tax cuts could come in the form of deficits which need to be reduced. That said capital markets may take a long-term perspective, pushing interest rates higher to reflect this. Fundamentally, just as the U.S. (and global) economy is getting stronger, we believe it would be better to stimulate future growth by targeting better infrastructure and education and R&D for promising technologies and products, rather than to get a quick boost followed by rapidly rising interest rates.

INTEREST RATES

The Fed has made it clear that they are looking forward to raising interest rates in December 2017 and then again up to four times in 2018. We believe that it may only be two or three increases after the Fed Funds Rate rises from 1.16% today to above 1.25% in December, probably to 1.5% by early Summer 2018, and at least 1.75% by year-end 2018. It should be noted that the Fed’s dot plot has rates rising to over 2% by year end 2018 and over 2.5% by year end 2019. Much depends on the impact of the aforementioned new tax plan and the rate at which other central banks begin to withdraw from quantitative easing. Our concern is that the current ‘Goldilocks’ environment of very low interest rates and moderate economic activity, which has been so beneficial for the stock market, may be upset if interest rates rise more quickly than the Fed has guided and if funds retreat from the capital markets.

EQUITIES

In Alpine’s view, the fundamental reason for the growth in stock market performance for the past year lies principally with the growth in corporate earnings. Particular focus on companies growing business sales which can provide double-digit earnings growth has been very appealing at a time when many investment returns, notably interest or rental yields, are producing low single-digit returns. For next year, the equity markets are forecast to grow earnings on the order of 6-12% depending on whether or not there will be a notable tax benefit. This compares with about 8-15% for emerging markets, which have also performed strongly in the past year. So even though stock market multiples appear high by historical standards, we are still enjoying the rare combination of double-digit earnings growth and single-digit interest rates. Thus, dividends could provide an attractive support for equity prices. Our focus will continue to be on what we have in the past called growth values, and on the transformative potential of mispriced stocks.

SECTORS

We believe that certain sectors of the equity market are now more favored than others as the markets rotate more thoroughly towards growth. This could be perceived as a very positive environment for financial stocks which showed a spurt from investor interest at the beginning of the fiscal year and now may find a more sustained interest with a steeper yield curve and continued growing demand for capital. Industrial companies should certainly perform well as general consumption and strengthening business patterns continue. Needless to say, this could be further stimulated by a potentially lower tax regime. Also typical of strengthening economic conditions is demand for both raw materials and processed products ready for production. Admittedly all these groups have already run higher a bit this year, but we think there is potentially more upside from earnings growth. We are generally positive for selected information technology stocks and energy companies which will be asked to fuel the prospective economic recovery. Nevertheless, we think the environment will be mixed for consumer discretionary, healthcare and real estate companies, favoring those with greater sensitivity to economic expansion or highly desired products and services. In general, we are more cautious on consumer staples and utilities which are perceived as defensive.

SENTIMENT

While we continue to favor growth, we believe value will be sustained selectively by merger and acquisition (M&A) activity. Many companies see such M&A opportunities as a short cut through which to expand or reinvigorate their business. Since the current global business cycle may last for another two to even perhaps several more years, we think many companies will focus on strategic realignments in order to achieve longer-term growth. Such mature cycle strategies could become a major factor in driving equity market sentiment over the next year.

While some market participants are concerned that market sentiment might be too buoyant, we just wish to comment on the bitcoin frenzy, which we think represents a true bubble. The introduction of bitcoin trading to futures and derivative markets is perhaps leading some investors to equate it with currencies or commodities. In fact, these exchanges are allowing speculators to buy or sell derivatives based on a synthetic instrument (the bitcoin) which does not have a traditional store of value or represent sovereign strength or wealth as do currencies. Rather, it is simply a potential method of commerce which is benefiting from significant scarcity value. Notably, of the 16 million bitcoin units in existence, estimates that only half are believed to be in active trading accounts so the daily volume traded is not significant. Like prior booms of yesteryear, such as railroads, canals and even dot.com internet stocks, the appeal is in a future potential, which may hold great promise. However, one can only imagine what continued innovation and new competition (other coins or digital measures) and broader access can do to impact what may be more concept than reality.

The reality of the current extended stock market up-cycle is that it is based on rising earnings, which have continued to grow. The long climb to recovery from the losses of 2008, and recently positive returns reflecting the current and prospective growth of corporate earnings appears to be increasingly durable. Indeed, since the S&P 500® Index (S&P) peak in October 2007 through, as recently as, May of 2015, the Index had generated a total return of 36.14% or only 4.13% per annum. Since that peak in May of 2015, through the end of October of this year, the S&P has gained almost 21%, or an annualized 8.04%. Note that this last period includes the commodity bust in late 2015 which culminated in the S&P decline of 14% from May of 2015 through mid-February, 2016. Thus, we think the markets have accelerated beyond their prior caution and uncertainty over long term trends.

2018: STILL A BIT UNCLEAR

Despite market enthusiasm at the end of 2017 for a tax policy boost to the economy, no meaningful policies have yet been put in place by the Trump Administration in a manner that has yet had significant economic impact. Certainly, a ‘feel good’ factor over the potential of lessened regulation, lower taxes and potentially increased spending on our infrastructure has been supportive, but not actionable. In fact, it is not clear that the U.S. economy needs this stimulus at this time. The policies do not appear fully thought out, as they are not focused plans with targeted benefits and impact. Rather, we suspect that many decisions are made to accommodate the wishes of select groups or special interests and meet the needs of targeted lawmakers. It seems the “swamp” is as mucky as ever, if not worse.

While the tax stimulus (or so-called “reform”) on top of the growing U.S. economy could provide an extra boost over the next 12 - 18 months, we are mindful that it could risk bringing a sharper adjustment by the Fed than is currently expected by the capital markets. That could lead to a negative short-term impact on equity prices if pronounced. Frankly, we would view such an event as an opportunity for renewed investments as such dislocations inevitably re-shuffle the deck. In essence, we believe that active management will continue to be presented with a range of opportunities from market shifts, initial public offerings (IPOs), M&A and the potential for businesses benefitting from longer-term economic growth. For 2017, we benefitted from the dynamics of this unique investment environment and we view 2018 as another year of potential opportunity.

For now, we remain positive on equity markets, cautious on fixed income with a bias towards the short end of the curve and low duration. Our only caveat is that one must be flexible and able to adjust to changes in the economic, political, and increasingly differentiated world.

We appreciate your continued interest in our Funds and your support for our efforts to provide meaningful investment alternatives for you.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Disclosures and Definitions

Please refer to the Schedule of Portfolio Investments for each Fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website: www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that in fiscal year ending October 31, 2017, 4.06% of distributions paid by the Alpine Dynamic Dividend Fund were through a return of capital. All other Funds in the Alpine Series Trust and the Income Trust did not pay any distributions during the fiscal year ending October 31, 2017 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the Federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. Government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate bond, Stock, High Yield bond, REITs and REIT preferred stock may vary based on an individual circumstances. Consult a tax professional for additional information. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

S&P Ratings is a financial services company, a division of S&P Global Inc. that publishes financial research and analysis on stocks and bonds. S&P is considered one of the Big Three credit-rating agencies, which also include Moody’s Investor Service and Fitch Ratings.

S&P assigns rating on a scale of ‘D’ to ‘AAA’, with ‘D’ the lowest/weakest rating, indicating a default, and ‘AAA’ the highest/strongest rating, indicating the strongest credit quality in S&P’s spectrum of credit ratings.

S&P incorporates a broad number of credit areas of each entity/municipality when assigning a bond rating to an entity’s debt instrument, including: (a) financial position, which encompasses liquidity metrics, cash reserves, non-liquid assets, liabilities, and other financial metrics; (b) debt position, which includes long and short-term bonded debt and other privately-placed notes/bonds, leases and other off-balance sheet liabilities; (c) pension and Other Post-Employment Benefits (OPEB); (d) socioeconomic indices; (e) the aptitude and sophistication of management.

Earnings Growth and EPS Growth are not measures of the Funds’ future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Muni High Yield component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

BVAL Muni Benchmark 10Y – The index represents the 10-year maturity point on the BVAL Muni AAA Benchmark Yield Curve (the “Curve”). The Curve is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality US municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board.

BVAL Muni Benchmark 1Y – The index represents the 1-year maturity point on the BVAL Muni AAA Benchmark Yield Curve (the “Curve”). The Curve is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality US municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board.

BVAL Muni Benchmark 6M – The index represents the six-month maturity point on the BVAL Muni AAA Benchmark Yield Curve (the “Curve”). The Curve is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality US municipal bonds with an average rating of AAA from Moody’s and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board.

Duration is a commonly used measure of the potential volatility of the price of a debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. These 50 constituent companies represent about 58% of the capitalization of the Hong Kong Stock Exchange.

KBW Nasdaq Bank Index is designed to track the performance of the leading banks and thrifts that are publicly-traded in the U.S. The Index includes 24 banking stocks representing the large U.S. national money centers, regional banks and thrift institutions.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The Nasdaq Composite Index is the market capitalization-weighted index of approximately 3,000 common equities listed on the Nasdaq stock exchange. The types of securities in the index include American depositary receipts, common stocks, real estate investment trusts (REITs) and tracking stocks, as well as limited partnership interests. The index includes all Nasdaq-listed stocks that are not derivatives, preferred shares, funds, exchange-traded funds (ETFs) or debenture securities.

Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Financial Services Index serves as a benchmark for all Financial Services sector small cap stocks in the US specifically those with the Russell 2000.

Source: FTSE Russell Indexes. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.

SIFMA Municipal Swap Index is a 7-day high grade market index comprised of tax-exempt variable rate demand obligations’ reset rates that are reported to the Municipal Securities Rule Making Board’s SHORT reporting system.

Sistema Especial de Liquidacao e Custodia (SELIC) is the Brazilian Central Bank’s system for performing open market operations in execution of monetary policy.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P 500® Financials Index – comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500® Information Technology Index comprises those companies included in the S&P 500® that are classified as members of the GICS information technology sector.

S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a min maturity of 1 year and a max of 8 years.

S&P 500® Telecommunication Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

The S&P 500® Index, S&P 500® Financials Index, S&P 500® Information Technology Index, S&P Municipal Bond Short Intermediate Index and S&P 500® Telecommunication Services Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Indices and none of such parties shall have any liability for any errors, omissions, or interruptions in the Indices or the data included therein.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine Dynamic Dividend Fund

Alpine Rising Dividend Fund

Alpine Financial Services Fund

Alpine Small Cap Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Dynamic Dividend Fund — Institutional Class	23.22%	8.54%	10.09%	-0.01%	5.59%
Alpine Dynamic Dividend Fund — Class A (Without Load)	22.92%	8.28%	9.83%	N/A	9.85%
Alpine Dynamic Dividend Fund — Class A (With Load)	16.26%	6.28%	8.61%	N/A	8.80%
MSCI All Country World Index	23.20%	7.92%	10.80%	3.70%	7.84%
Lipper Global Equity Income Funds Average(2)	16.46%	5.41%	8.50%	2.53%	6.48%
Lipper Global Equity Income Funds Ranking(2)	5/160	5/140	22/117	51/55	27/33
Gross Expense Ratio (Institutional Class): 1.31%(3)
Net Expense Ratio (Institutional Class): 1.26%(3)
Gross Expense Ratio (Class A): 1.56%(3)
Net Expense Ratio (Class A): 1.51%(3)

(1)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(2)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(3)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large- and mid-cap representation across 24 developed and 21 emerging markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend paying securities of domestic and foreign companies. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Dynamic Dividend Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Dynamic Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	1.80%
2.	Intel Corp.	1.48%
3.	Broadcom, Ltd.	1.37%
4.	Cosan Logistica SA	1.28%
5.	Applied Materials, Inc.	1.27%
6.	Whirlpool Corp.	1.26%
7.	Nomad Foods, Ltd.	1.23%
8.	Veolia Environnement SA	1.23%
9.	Ferrovial SA	1.21%
10.	Thermo Fisher Scientific, Inc.	1.19%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Dynamic Dividend Fund (Continued)

Commentary

Dear Shareholders:

For the fiscal year ended October 31, 2017, the Alpine Dynamic Dividend Fund generated a total return of 23.22% versus its benchmark, the MSCI All Country World Index, which had a total return of 23.20%. All returns include reinvestment of all distributions. The Fund distributed $0.24 per share during the fiscal year. All references in this letter to the Fund’s performance relate to the Fund’s Institutional Class.

PERFORMANCE DRIVERS

During the 12 month period ended October 31, 2017, the MSCI All Country World Index staged a rally that was impressive not just for its magnitude but also for its consistency; it posted 12 consecutive months of positive returns. Despite heightened geopolitical risk and political uncertainty in Europe, risk assets remained resilient as solid global economic data, a synchronized global recovery in corporate earnings, and tailwinds from continued accommodative monetary policy across most major regions bolstered investors’ optimism.

For the first time in a decade, all 45 of the economies tracked by the Organization for Economic Cooperation and Development (OECD) are growing, and that synchronicity has extended to the stock market. The total return of the MSCI Europe Index, at 27.66% in U.S. Dollars, and that of the MSCI Emerging Markets Index, at 26.89%, were remarkably close to that of the S&P 500® Index at 23.62%. Underneath the surface, returns were more uneven, however, with the S&P 500® Telecommunication Services Index down 1.37% while the S&P 500® Information Technology Index, at the other extreme, was up 38.96% during the period. Investors were arguably in a “risk on” mood, favoring economically-sensitive cyclical stocks over defensive stalwarts found in sectors like consumer staples and utilities.

The breadth of global growth has inspired previously skeptical investors to take bigger risks, extending beyond safe havens in the U S. We believe that the old cliché of a “Goldilocks” economy that is neither too hot nor too cold is quite pertinent to the setting as of today.

PORTFOLIO ANALYSIS

On a sector basis, financials, information technology, and industrials had the greatest positive effect on the absolute total return of the Fund. Telecom services, energy and consumer staples sectors had the greatest negative effect on the absolute performance of the Fund. On a relative basis, the financials sector generated the largest outperformance versus the MSCI All Country World Index, followed by information technology and industrials during the period. Telecom services, energy and consumer staples were the sectors with the worst relative performance versus the MSCI All Country World Index during the period.

The top five contributors to the Fund’s performance for the fiscal year ended October 31, 2017 based on contribution to total return were Apple, Cosan Logistica, Bank of America, Applied Materials and SK Hynix.

•	Iconic consumer electronics innovator Apple produced another solid year of earnings and product development as it launched two new iPhones and continued to profitably grow its services business. The company’s performance may have also reflected its status as a significant beneficiary of any potential tax repatriation holiday, given the vast majority of its cash is held overseas.

•	Cosan Logistica is a holding company whose sole asset is shares of Rumo, a railway concession operator in Brazil, hence share performance correlates strongly with Rumo. The shares rallied as Rumo executed on its strategy of improved operating performance. In addition, the volume of agricultural products transported increased due to a record corn crop. The stock currently trades at a significant discount to its net asset value.

•	Bank of America, is one of the more asset-sensitive banks based on their disclosed interest rate sensitivity analyses, in our view, and rallied in the aftermath of the Presidential election alongside the surge in bond yields and the Federal Reserve’s three rate hikes. In addition, the bank reported solid quarterly results during the fiscal year, leading analysts to revise their earnings estimates higher.

•	Applied Materials, which supplies wafer fabrication equipment to the semiconductor industry, reported good results and an optimistic outlook for its business as the semiconductor and OLED screen industries are enjoying robust growth. The company’s performance also reflects its positioning for the shift towards higher resolution, thinner, less power consuming, foldable, stretchable displays in smart phones.

•	SK Hynix is a Korean manufacturer of semiconductor devices. The stock rallied as DRAM and NAND markets experienced a stronger than expected upcycle and ASPs (average selling prices) continued to climb.

The bottom five contributors to the Fund’s performance for the fiscal year ended October 31, 2017 based on contribution to total return were BRF SA, Kroger, CVS Health, Merrimack Pharmaceuticals and Teva Pharmaceutical Industries.

•	Brazilian food company BRF SA underperformed due to its ill-advised and poorly executed strategy to gain

Alpine Dynamic Dividend Fund (Continued)

market share by cutting prices; margin pressure was exacerbated by stubbornly high corn prices. After the sudden and inexplicable departures of the Chief Financial Officer (CFO) and Vice President (VP) of Marketing, the Fund exited this position.

•	Kroger suffered early in the year from a lackluster sales report and then the blowback from Amazon’s announced acquisition of Whole Foods. Fear of Amazon entering the grocery business in a larger way and the potential negative impact on margins has hurt the shares. The Fund has exited this position.

•	CVS Health Corporation reported disappointing quarterly results in November and offered poor 2017 earnings guidance that implied virtually no growth, a major departure from its 10% earnings growth targets. CVS was also a victim of Amazon’s potential business expansion plans. Investors began to fear its pharmacy benefit management business will suffer from a potential entrance by Amazon into the space.

•	Biotechnology company, Merrimack Pharmaceuticals (“MACK”), paid a special dividend this year. Investors were concerned about the deal that was announced in January in which Ipsen, a French drugmaker, bought some assets of MACK, including Onivyde, a pancreatic cancer drug. They believed that the Onivyde transaction was dilutive and that any value-drivers (clinical readouts) would not occur until 2018. The Fund no longer holds the position.

•	Teva Pharmaceutical Industries is a multinational generic and specialty pharmaceutical company. The stock underperformed due to pricing pressure in the generic drug business, fears over potential launches of competing generic versions of multiple sclerosis drug Copaxone, and the turnover in senior management at the firm. The Fund has exited the position.

We hedged a portion of our currency exposures to the Euro, the Japanese Yen and the British Pound. We have also used leverage at times both in the execution of the strategy of the Fund and to help manage net outflows during the fiscal year.

SUMMARY & OUTLOOK

As we look toward the balance of 2017, we see reasons for cautious optimism. One by one we are seeing purchasing managers’ indices (PMI) across most major regions inflect positively. Some of the more notable improvements have been seen in France, where the PMI has improved from 48.0 in April 2016 to 56.1 in October 2017, in Japan where the PMI has surged from 48.2 to

52.8, and in Brazil where the PMI has moved from 42.6 to 51.2 over the same time period. While some of these indicators may prove to be overheated, based more on optimism over future prospects than on current macroeconomic conditions, animal spirits are clearly recovering, and we believe the positive tone in the global stock market is well supported by fundamentals.

That said, there is still some reason for caution; despite Republican control of both houses of Congress, President Trump has so far been unable to succeed on his, and the party’s longtime promise to repeal Obamacare, leading some to question the ability of this administration to push forward federal tax reform and infrastructure stimulus. The U.S. stock market’s strong performance since the election is arguably at least partly driven by expectations that these stimuli will be implemented successfully, and any disappointment with respect to these expectations could lead to downside volatility.

In Europe, with French and German presidential elections behind us, political uncertainty is waning and the stock market is now able to capitalize on the steadily improving macroeconomic data and corporate earnings trajectory. We are encouraged by the combination of robust fundamentals and an arguably discounted valuation relative to the U.S. market.

The Asia-Pacific region is also showing marked improvement. The Hong Kong Hang Seng Index is hitting on all cylinders, with a total return of 27.24% in USD for the 12 month period ended 10/31/17, boosted in part by euphoria around the historic 19th party congress where President Xi Jinping heralded the dawn of a “new era” of Chinese power and laid out his vision for an increasingly prosperous China, confident of its place on the world stage. Japan continues to benefit from twin tailwinds of structural reforms under Abenomics and a very accommodative monetary policy, with the Bank of Japan continuing to purchase domestic equities and government bonds at record levels.

Beyond the macroeconomic environment, the Fund continues to emphasize its focus on high quality companies with strong balance sheets and a willingness to reward shareholders with dividends.

Sincerely,

Brian Hennessey
Joshua Duitz
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Alpine Dynamic Dividend Fund (Continued)

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Alpine Dynamic Dividend Fund (Continued)

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Rising Dividend Fund(1)

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(2)
Alpine Rising Dividend Fund — Institutional Class	20.75%	7.91%	12.18%	12.15%
Alpine Rising Dividend Fund — Class A (Without Load)	20.50%	7.66%	11.91%	11.97%
Alpine Rising Dividend Fund — Class A (With Load)	13.84%	5.66%	10.65%	10.89%
S&P 500® Index	23.63%	10.77%	15.18%	13.46%
Dow Jones Industrial Average	20.90%	5.81%	18.32%	12.55%
Lipper Equity Income Funds Average(3)	17.85%	7.39%	11.59%	12.40%
Lipper Equity Income Funds Ranking(3)	150/537	228/464	152/361	165/259
Gross Expense Ratio (Institutional Class): 1.19%(4)
Net Expense Ratio (Institutional Class): 1.19%(4)
Gross Expense Ratio (Class A): 1.44%(4)
Net Expense Ratio (Class A): 1.44%(4)

(1)	Effective September 9, 2015 the Fund’s name was changed from the Alpine Accelerating Dividend Fund to Alpine Rising Dividend Fund.
(2)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Rising Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Rising Dividend Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Rising Dividend Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	2.87%
2.	Microsoft Corp.	2.66%
3.	AT&T, Inc.	2.36%
4.	Pfizer, Inc.	2.10%
5.	Johnson & Johnson	2.02%
6.	JPMorgan Chase & Co.	1.91%
7.	Citizens Financial Group, Inc.	1.90%
8.	Oracle Corp.	1.88%
9.	Aetna, Inc.	1.87%
10.	Texas Instruments, Inc.	1.79%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Rising Dividend Fund (Continued)

Commentary

Dear Shareholders:

For the twelve months ended October 31, 2017, the Alpine Rising Dividend Fund generated a total return of 20.75% compared to the S&P 500® Index total return of 23.63% for the same period. The Fund distributed $0.5406 per share in ordinary distributions during the fiscal year. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

PERFORMANCE DRIVERS

Despite a plethora of potential risks and headwinds, equity markets, both domestically and abroad, continued the bull market rally that began in the aftermath of the financial crisis. These pitfalls include, but are by no means limited to, the surprise election of Donald Trump as the 45th President of the United States, repeated failed attempts to repeal the Affordable Care Act (i.e., Obamacare), heightened geopolitical tensions with North Korea, a spate of terrorist attacks in the U S and Europe, the aftershocks from Brexit, a string of rate increases by the Federal Reserve (Fed) and the flattening of the yield curve, the initiation of the Fed balance sheet reduction, and a flurry of destructive hurricanes and earthquakes.

However, what mattered for equities during the fiscal year was the continued growth of corporate profits, with consensus earnings estimates for the S&P 500® Index (S&P) rising about 10% coupled with price/earnings (P/E) multiple expansion driven by hopes of corporate tax reform, the prospect for deregulation, and a fiscal stimulus package. There are some secular forces at work as well, most notably in technology and the internet. Alphabet (via Google), Amazon.com, and Microsoft are driving the shift to Cloud computing, and companies like NVIDIA are producing chips that are enabling autonomous vehicles and artificial intelligence. With its tech-heavy exposure, the NASDAQ Composite Index delivered a 31.23% total return during the fiscal year.

On a sector basis, information technology, financials and industrials had the largest positive impact on the absolute performance of the Fund. The telecommunication, real estate, and consumer staples sectors had the largest negative impact on the absolute performance of the Fund. On a relative basis, financials, consumer discretionary, and industrials sectors generated the larges outperformance versus the S&P, while health care, information technology, and materials were the worst relative performers versus the S&P.

PORTFOLIO ANALYSIS

The top five contributors to performance for the period included Apple, Microsoft, Applied Materials, Bank of America, and CSX.

•	Apple produced another solid year of earnings and product development as it launched two new iPhones and continued to profitably grow its services business.

•	Microsoft also rallied with the technology sector as new management has been successfully steering the company into Cloud computing and web services.

•	Applied Materials, a semiconductor equipment manufacturer, reported good results and an optimistic outlook for its business as the semiconductor and OLED screen industries are enjoying robust growth.

•	Bank of America shares have benefited from overall economic expansion for its commercial banking division, good results from its capital markets-based businesses and a dramatic cost-cutting program that began to benefit financial results.

•	Shares of CSX, a railroad operator, were driven by solid earnings as its new management team started to make an immediate impact on results via cost cuts.

The top five detractors to performance for the period included General Electric (GE), Qualcomm, Kroger, Walgreens Boots Alliance, and CVS Health.

•	Shares of GE fell late in the fiscal year as its results fell below expectations, and it is in the midst of a CEO transition and overall strategic review of the conglomerate’s operations. While we remain cautiously optimistic that the results of new management’s well-needed review of GE’s expansive business portfolio could result in a restructuring in coming months that could unlock shareholder value, we reduced our position in GE near the end of the [fiscal] year.

•	Shares of Qualcomm, a semiconductor company, fell sharply in January in the wake of significant legal setbacks. The Federal Trade Commission (FTC) first accused the company of anti-competitive practices and then Apple, its most important customer, sued the company for monopolizing the baseband market shortly thereafter. Subsequently, Apple’s contract manufacturers for the iPhone began withholding royalty payments from Qualcomm. We ultimately sold our position in Qualcomm during the [fiscal] year.

Alpine Rising Dividend Fund (Continued)

•	Shares of Kroger, a grocery chain, suffered early in the year from a lackluster sales report and then the blowback from Amazon’s announced acquisition of Whole Foods. Fear of Amazon entering the grocery business in a larger way and the potential negative impact on margins has hurt the shares.

•	Walgreens Boots Alliance was also a victim of Amazon’s potential business expansion plans. Investors began to fear its pharmacy business will suffer from a potential entrance by Amazon into the space. Walgreens recent results continued to look positive to us and we continued to hold the shares as we think they are oversold on these yet to be realized fears.

•	CVS Health Corporation reported disappointing quarterly results in November and offered poor 2017 earnings guidance that implied virtually no growth, a major departure from its 10% earnings growth targets. We sold the last portion of our position in February.

SUMMARY & OUTLOOK

With the stock market at all-time highs, elevated valuation metrics, a less accommodative Federal Reserve, mounting global geopolitical tensions, and a seemingly stalled domestic economic agenda, we cannot help but think that caution is warranted at the moment. Still, we are cognizant of resilient earnings, global economic expansion, healthy consumer confidence, and the potential for some combination of tax reform/repatriation and fiscal stimulus to sustain the rally. Given these opposing forces, we plan to continue our measured approach to managing the Fund in fiscal 2018. As always, we will continue to focus on companies with track records of increasing dividends, as we believe these companies have the potential to outperform through the market cycle.

Sincerely,

Andrew Kohl
Mark Spellman
Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend- paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Alpine Rising Dividend Fund (Continued)

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Alpine Rising Dividend Fund (Continued)

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Financial Services Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)

	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Financial Services Fund — Institutional Class	35.49%	11.86%	16.57%	7.10%	9.38%
Alpine Financial Services Fund — Class A (Without Load)	35.16%	11.62%	16.29%	N/A	18.51%
Alpine Financial Services Fund — Class A (With Load)	27.75%	9.53%	14.98%	N/A	17.37%
S&P 500® Financials Index	37.06%	13.40%	17.85%	1.82%	2.94%
Russell 2000® Financial Services Index	25.59%	12.35%	15.35%	6.87%	6.65%
KBW Nasdaq Bank Index	38.92%	14.43%	17.78%	2.05%	2.60%
Lipper Financial Services Funds Average(2)	30.57%	11.55%	15.43%	3.58%	4.03%
Lipper Financial Services Funds Ranking(2)	22/85	36/77	28/72	13/58	2/47
Gross Expense Ratio (Institutional Class): 1.79%(3)
Net Expense Ratio (Institutional Class): 1.41%(3)
Gross Expense Ratio (Class A): 2.04%(3)
Net Expense Ratio (Class A): 1.66%(3)

(1)	Institutional Class shares commenced on November 1, 2005 and Class A shares commenced on December 30, 2011. Returns for indices are since November 1, 2005.
(2)	The since inception data represents the period beginning November 1, 2005 (Institutional Class only).
(3)	As disclosed in the prospectus supplement dated April 10, 2017 to the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P 500® Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector. The S&P MidCap 400® Index, the S&P 500® Index, the S&P Developed Ex-US Property Index, the S&P Developed Property Index, the S&P 500® Energy Index, the S&P 500® Financials Index, the S&P Global Infrastructure Index and the S&P Municipal Bond Short Intermediate Index (the “Index”) are a product of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright© 2017 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the index or the data included therein. Russell 2000® Financial Services Index serves as a benchmark for all financial services sector small cap stocks in the United States, specifically those with the Russell 2000® Index. KBW Nasdaq Bank Index is designed to track the performance of the leading banks and thrifts that are publicly-traded in the U.S. The Index includes 24 banking stocks representing the large U.S. national money centers, regional banks and thrift institutions. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Financial Index and Russell 2000® Financial Services Index, KBW Nasdaq Bank Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Alpine Financial Services Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Financial Services Fund has a contractual expense waiver that continues through February 28, 2019. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers, and there is no assurance that the Fund can replicate this performance in the future or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Financial Services Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Bank of America Corp.	2.26%
2.	Citizens Financial Group, Inc.	2.09%
3.	ConnectOne Bancorp, Inc.	1.97%
4.	JPMorgan Chase & Co.	1.84%
5.	First Merchants Corp.	1.77%
6.	KeyCorp	1.76%
7.	IBERIABANK Corp.	1.69%
8.	Citigroup, Inc.	1.68%
9.	The Charles Schwab Corp.	1.64%
10.	United Community Banks, Inc.	1.63%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Financial Services Fund (Continued)

Commentary

Dear Shareholders:

The Alpine Financial Services Fund generated a 35.49% total return for the fiscal year ended October 31, 2017. This compares to the Fund’s benchmarks that showed total returns of 37.06% for the S&P 500® Financials Index, 38.92% for the KBW Nasdaq Bank Index and 25.59% for the Russell 2000® Financial Services Index during the same period. All references in this letter to the Fund’s performance relate to the performance for the Fund’s Institutional Class.

PERFORMANCE DRIVERS

The fiscal year ended October 31, 2017 will most likely be remembered for the unexpected election of Donald Trump as the 45th President of the United States and the equally surprising rally in the stock market that ensued. The S&P 500® Index delivered a 23.63% total return in the fiscal year while the 10-year Treasury bond yield rose from 1.83% on October 31, 2016 to a high of 2.63% in March before falling to 2.38% at the end the fiscal year. Bank stocks were among the main beneficiaries, as investors began pricing in a combination of lower taxes, higher interest rates, and less onerous regulation. The KBW [Nasdaq] Bank index rallied 38.92% in the period.

With sentiment indices such as consumer confidence and CEO optimism jumping higher in the aftermath of the election and the economy and job market on firm footing, the Federal Reserve (Fed) seized the opportunity to raise the Federal Funds Target Rate three times in the period and begin the process of balance sheet normalization. The Fed hiked rates by 25 basis points in December 2016 and again in March and June 2017, further fueling the rally in financial equities, and banks, in particular. As the fiscal year came to a close, Congress was beginning the legislative process to pass sweeping tax reform and the Federal Reserve was believed to be getting ready to deliver another 25 basis point rate hike at the conclusion of its December meeting, with odds of a rate hike over 85% as of October 31, 2017, according to Bloomberg. This combination of tax reform and an additional rate hike served to propel the financial sector to its highest levels since the onset of the financial crisis.

PORTFOLIO ANALYSIS

The top five stocks contributing to the Fund’s performance during the twelve months ended October 31, 2017 were Bank of America, Walker & Dunlop, Citizens Financial Group, NMI Holdings, and First Merchants.

•	Bank of America and Citizens Financial Group are two of the more asset-sensitive banks based on their disclosed interest rate sensitivity analyses, in our view, and rallied in the aftermath of the Presidential election alongside the surge in bond yields and the Federal Reserve’s three rate hikes. In addition, both banks reported solid quarterly results during the fiscal year, leading analysts to revise their earnings estimates higher.

•	Walker & Dunlop, a commercial real estate finance company that focuses on multifamily lending, reported extremely robust quarterly earnings during the fiscal year that were well ahead of Wall Street expectations. Additionally, the CEO unveiled a very ambitious medium term outlook that contemplates continued strong earnings per share growth for the balance of the decade.

•	NMI Holdings, a private mortgage insurer formed in the aftermath of the financial crisis, has reached the critical inflection point in its development when earnings are beginning to ramp up meaningfully. As the company continues reporting robust premium growth in combination with steadily improving earnings, investors have rewarded the stock with a better valuation.

•	First Merchants, a fast growing regional bank in Indiana, has been executing extremely well of late with eleven consecutive quarters of positive earnings surprises, according to Bloomberg. In addition, the bank announced two small acquisitions during the fiscal year, continuing its string of earnings enhancing deals.

The five largest detractors from the Fund’s performance during the twelve months ended October 31, 2017 were Element Fleet Management, Franklin Financial Network (Franklin), Impac Mortgage Holdings, F.N.B. Corporation, and Heritage Insurance.

•	Shares of Element Fleet Management, one of the leading global vehicle fleet management companies, came under severe pressure after rumors that a well-known short seller was going to publish a negative report on the vehicle financing company. Although the rumored report never materialized, the shares have been slow to recover from the sell-off as subsequent quarterly results were modestly below expectations.

Alpine Financial Services Fund (Continued)

•	Franklin reported disappointing second quarter results that led to a sharp sell-off at the end of July. Franklin’s strong loan growth slowed somewhat while its cost of deposits rose more than anticipated, leading analysts to reduce their earnings estimates for the bank.

•	Impac Mortgage Holdings, an originator and servicer of mortgages, saw its shares decline in concert with the move higher in long bond yields. As bond yields surged in the aftermath of the U.S. Presidential election, mortgage rates increased as well. Higher mortgage rates are likely to dampen the pace of originations for Impac and lead to reduced earnings expectations in the near term.

*	F.N.B Corporation completed its all-stock acquisition of Yadkin Financial in March 2017. The acquisition was a fairly large one, and FNB has struggled to deliver on the integration targets it laid out at the time of the announcement. As a result, analysts have revised down their earnings estimates by more than 10% during the fiscal year.

•	Heritage Insurance, a Florida homeowners insurer, saw its stock decline in the run up to Hurricane Irma making landfall. The stock also declined due to technical selling pressure from convertible arbitrage funds when it announced a large convertible bond deal during the fiscal year.

SUMMARY & OUTLOOK

With the likelihood of several additional Fed rate hikes in fiscal 2018, Congress focused on tax reform in the final months of the calendar year, and the prospect of reduced regulation as more Trump appointees assume their roles at key regulatory agencies, it comes as no surprise that financial sector indices are at trading at their post financial crisis highs at the start of fiscal 2018. Valuations for the financial sector are again at the post-election highs of around 15x forward P/E as measured by the S&P 500 Financials Index. Still, the P/E multiple is at a substantial discount to the overall market P/E of 18x, as measured by the S&P, suggesting the rally could last a bit longer. However, given the above market beta for financials and banks, in particular, we are acutely aware that the rally is likely subject to benign developments both economically and geopolitically.

In conclusion, irrespective of the economic or political backdrop, we remain focused on identifying and investing in equity securities of banks and other financial service companies that we believe are undervalued relative to the market and to the securities’ historic valuations, taking into consideration earnings growth, cash flow, and industry and market-specific trends.

Sincerely,

Andrew Kohl
Portfolio Manager

On December 14, 2017, the Board of Trustees of the Alpine Financial Services Fund (the “Fund”), determined that it is in the best interests of the Fund and its respective shareholders to liquidate the Fund. Effective December 14, 2017, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other Alpine mutual funds. The Fund is expected to cease operations on or about February 14, 2018.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such

Alpine Financial Services Fund (Continued)

companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Financial Services Industry Concentration Risk – The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers of emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase

Alpine Financial Services Fund (Continued)

the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Small Cap Fund(1)

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(2)
Alpine Small Cap Fund — Institutional Class	20.96%	10.93%	11.15%	3.48%	6.44%
Alpine Small Cap Fund — Class A (Without Load)	20.65%	10.63%	10.87%	N/A	11.22%
Alpine Small Cap Fund — Class A (With Load)	14.04%	8.57%	9.62%	N/A	10.15%
Russell 2000® Index	27.85%	10.12%	14.49%	7.63%	8.34%
Russell 3000® Index	23.98%	10.53%	15.12%	7.61%	8.80%
Russell 2000® Growth Index	31.00%	10.51%	15.36%	8.16%	9.40%
S&P 500® Index	23.63%	10.77%	15.18%	7.51%	8.76%
Lipper Small-Cap Growth Funds Average(3)	29.16%	9.48%	13.73%	7.22%	8.96%
Lipper Small-Cap Growth Funds Ranking(3)	511/550	145/494	398/448	330/337	282/301
Gross Expense Ratio (Institutional Class): 1.63%(4)
Net Expense Ratio (Institutional Class): 1.25%(4)
Gross Expense Ratio (Class A): 1.88%(4)
Net Expense Ratio (Class A): 1.50%(4)

(1)	Effective March 31, 2014 the Fund’s name, strategy and portfolio managers were changed. The investment objective remains the same. The Fund was formerly known as Alpine Innovators Fund.
(2)	Institutional Class shares commenced on July 11, 2006 and Class A shares commenced on December 30, 2011. Returns for indices are since July 11, 2006.
(3)	The since inception data represents the period beginning July 13, 2006 (Institutional Class only).
(4)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Source: FTSE Russell Indexes. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Small-Cap Growth Funds Average is an average of funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE small-cap ceiling. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000® Index, the Russell 3000® Index, the Russell 2000® Growth Index, the S&P 500® Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Small-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Small Cap Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index. Total return indexes include reinvestments of all dividends.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Small Cap Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefitted significantly from Initial Public Offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary Offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Small Cap Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Dycom Industries, Inc.	4.14%
2.	National Research Corp.-Class B	3.96%
3.	Alarm.com Holdings, Inc.	3.84%
4.	LCI Industries	3.39%
5.	Ligand Pharmaceuticals, Inc.	3.31%
6.	SS&C Technologies Holdings, Inc.	3.30%
7.	INC Research Holdings, Inc.- Class A	3.28%
8.	The Descartes Systems Group, Inc.	3.22%
9.	Enterprise Financial Services Corp.	3.22%
10.	Fair Isaac Corp.	3.02%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Small Cap Fund (Continued)

Commentary

Dear Shareholders:

The portfolio return for the Alpine Small Cap Fund for the fiscal year ended October 31, 2017 was 20.96% compared with the Russell 2000® Index which was up 27.85%. All references to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

For the fiscal year 2017, the top three industries contributing to the total return of the Fund were software, media and finance. Technology stocks, including information technology did well in 2017 as growth across the sector was better than expected. Financial stocks benefitted from the expectation of higher yields as the Federal Reserve (Fed) raised interest rates. Media stocks benefitted from consolidation in the industry. The three industries negatively contributing to the total return of Fund were energy equipment and services, food products and electrical equipment. Energy services and equipment had a difficult year, even with the benefit of higher oil prices there is excess capacity in some areas, making pricing difficult. Consumer staples, which includes food products suffered from a lack of pricing power and electrical equipment experienced delays in the expected uptick in utility spending.

The top 5 stocks contributing to the funds’ performance were as follows:

•	Essent Group which provides mortgage insurance and reinsurance products for residential property in the US enjoyed continued earnings growth of over 20%.

•	Nexstar Media Group is a television broadcasting company with rising free cash flow, good renewal economics and better than expected results in 2017.

•	National Research Corp which provides performance measurement and analysis to the healthcare industry in the areas of patient care outcomes and heath of patients and members and has benefitted from the move to track patient experiences.

•	Primerica which distributes financial products in North America including term life insurance, mutual funds and variable annuities primarily on behalf of third parties has enjoyed better than average growth than the sector.

•	Alarm.com which provides interactive security solutions for homes and businesses has had exceedingly string growth in core markets.

The bottom 5 stocks in the portfolio by performance were as follows:

•	Matrix Services which provides on-site maintenance and construction services for petroleum refining and storage had a difficult year as some projects ran over budget.
•	Hostess Brands which is the producer of packaged foods including Twinkies has had a challenging year with costs higher than expected and a product mix issue that appears to be getting better.

•	Babcock and Wilcox provides services to the nuclear, fossil fuel and renewable energy customers worldwide. Charges taken for projects in 2017 in the renewables business may continue to weigh on performance as these projects continue into 2018. The Fund exited its position.

•	Gibraltar Industries, a manufacturer and distributor of building products and industrial markets, experienced a slowdown in some of the mature markets in engineered materials.

•	Winnebago a maker of recreational vehicles experienced pressure on earnings from high costs early in the year. We exited the position during the period under review.

Since the presidential election last year equity markets have continued to move higher anticipating possible tax code and regulatory changes that are expected to be beneficial for corporate earnings. Volatility in equity markets remains quite low and there has been considerable multiple expansion in the equity markets with a backdrop of low interest rates even as the Federal Reserve has raised rates twice in 2017 and signaled a third rate hike for December. There has been better earnings growth in 2017 and a more benign global growth environment, but high expectations of a handover from global policies of monetary accommodation to fiscal policy reforms does leave risk for disappointment should these changes incur further delays.

Global equity markets have been less reactive to political risks in the past year, while central banks, excepting the Federal Reserve, have left accommodation in place. Equity markets have benefitted from low to negative interest rates worldwide as investors seek out risk assets. There is a concern that retrenchment from unprecedented monetary easing could be difficult to manage as markets have come to expect a certain level of intervention from central banks. In this environment it is prudent to look for companies with innovative or transformative business models and products while keeping an eye on valuation metrics.

While much debate has and will go on over the various attributes of active vs. passive management we believe that there will always be a place in investor’s portfolios for assets that are managed over longer time horizons with an eye towards long term development of trends and the companies that will benefit from them. Changes in demographics, consumption patterns, even the way we think about energy delivery and usage all have

Alpine Small Cap Fund (Continued)

implications for investing especially for the long term. Investment strategies will also change over time, but we remain convinced that looking at wider trends and changes, talking to company managements about their outlook and strategies and managing a portfolio based on individual stock selection will be beneficial to investors.

Sincerely,

Sarah Hunt
Samuel A. Lieber
Stephen A. Lieber
Portfolio Managers

On December 14, 2017, the Board of Trustees of the Alpine Small Cap Fund (the “Fund”), determined that it is in the best interests of the Fund and its respective shareholders to liquidate the Fund. Effective December 14, 2017, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other Alpine mutual funds. The Fund is expected to cease operations on or about February 14, 2018.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Earnings growth is not representative of the fund’s future performance.

Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following, which are provided in alphabetical order:

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of

Alpine Small Cap Fund (Continued)

factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Small Capitalization Company Risk – Securities of small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk

Please refer to pages 4-5 for other important disclosures and definitions.

Fixed Income Manager Reports

Alpine Ultra Short Municipal Income Fund

Alpine High Yield Managed Duration Municipal Fund

Alpine Ultra Short Municipal Income Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Ultra Short Municipal Income Fund — Institutional Class	0.87%	0.68%	0.60%	1.45%	2.06%
Alpine Ultra Short Municipal Income Fund — Class A	0.62%	0.39%	0.35%	1.18%	1.60%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	1.08%	0.74%	0.74%	1.62%	1.84%
Lipper Short Municipal Debt Funds Average(2)	0.78%	0.59%	0.60%	1.48%	1.69%
Lipper Short Municipal Debt Funds Ranking — Institutional Class(2)	41/107	39/93	41/77	29/50	10/34
Gross Expense Ratio (Institutional Class): 0.64%(3)
Net Expense Ratio (Institutional Class): 0.45%(3)
Gross Expense Ratio (Class A): 0.89%(3)
Net Expense Ratio (Class A): 0.70%(3)

(1)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(2)	The since inception data represents the period beginning December 31, 2002.
(3)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Municipal Income Fund — Class A began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after October 12, 2007 reflect the sales charge.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Ultra Short Municipal Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Ultra Short Municipal Income Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine Ultra Short Municipal Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine Ultra Short Municipal Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Mississippi Business Finance Corp., PSL-North America LLC Project, 3.50%, 11/01/2032 (Putable on 11/02/2017)	5.69%
2.	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project, 1.07%, 07/01/2030 (Putable on 11/01/2017)	4.71%
3.	Michigan State Housing Development Authority, 0.96%, 10/01/2037 (Putable on 11/01/2017)	4.34%
4.	Chicago Board of Education, 1.37%, 03/01/2034 (Putable on 11/02/2017)	3.99%
5.	Lee County Industrial Development Authority, Florida Light & Power Co., 0.99%, 12/01/2046 (Putable on 11/01/2017)	2.71%
6.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 1.94%, 02/01/2029 (Putable on 11/02/2017)	2.30%
7.	Lewiston-Porter Central School District, Bond Anticipation Notes, 2.00%, 06/14/2018	2.26%
8.	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project, 1.07%, 01/01/2030 (Putable on 11/01/2017)	2.26%
9.	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project, 1.18%, 07/02/2035 (Putable on 11/01/2017)	2.17%
10.	West Virginia Economic Development Authority, Appalachian Power Co., 1.17%, 02/01/2036 (Putable on 11/02/2017)	2.17%

*	Portfolio holdings and sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Ultra Short Municipal Income Fund (Continued)

Value of a $250,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 10/31/2017)

AAA	0.42%
AA	22.0%
A	41.15%
BBB	20.7%
Not Rated	15.73%

Bond Credit Quality-Reflects the higher of the ratings of S&P Global Ratings; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the S&P scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine High Yield Managed Duration Municipal Fund

Comparative Annualized Returns as of 10/31/17 (Unaudited)
	1 Year	3 Years	Since Inception(1)
Alpine High Yield Managed Duration Municipal Fund — Institutional Class	2.08%	3.19%	3.82%
Alpine High Yield Managed Duration Municipal Fund — Class A (Without Load)	1.82%	2.94%	3.58%
Alpine High Yield Managed Duration Municipal Fund — Class A (With Load)	-0.77%	2.09%	2.98%
S&P Municipal Bond Short Intermediate Index	1.26%	1.64%	1.83%
Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index	2.99%	4.78%	3.83%
Lipper High Yield Municipal Debt Funds Average(2)	2.20%	4.28%	3.97%
Lipper High Yield Municipal Debt Funds Ranking(2)	93/159	117/138	N/A
Gross Expense Ratio (Institutional Class): 0.84%(3)
Net Expense Ratio (Institutional Class): 0.65%(3)
Gross Expense Ratio (Class A): 1.09%(3)
Net Expense Ratio (Class A): 0.90%(3)

(1)	Alpine High Yield Managed Duration Municipal Fund commenced on May 31, 2013. Returns for indices are since May 31, 2013.
(2)	The since inception data represents the period beginning May 31, 2013.
(3)	As disclosed in the prospectus dated February 28, 2017.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.75% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 2.50%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index and the Lipper High Yield Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper High Yield Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Alpine High Yield Managed Duration Municipal Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through February 28, 2018. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Alpine High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (unaudited)

Top 10 Holdings* (unaudited)
1.	County of St. Lucie Florida, Solid Waste Disposal, Florida Power & Light Co., 0.98%, 05/01/2024 (Putable on 11/01/2017)	2.38%
2.	New York City Housing Development Corp., 0.89%, 05/01/2057 (Putable on 11/02/2017)	2.30%
3.	Puerto Rico Public Buildings Authority, 6.00%, 07/01/2023	2.06%
4.	Mississippi Business Finance Corp., PSL-North America LLC Project, 3.50%, 11/01/2032 (Putable on 11/02/2017)	1.94%
5.	Chicago Board of Education, General Obligation, 6.00%, 01/01/2020	1.58%
6.	Village of Johnson City, 4.00%, 10/04/2018	1.43%
7.	Travis County Health Facilities Development Corp. First Mortgage Revenue, 5.25%, 01/01/2047 (Putable on 01/04/2022)	1.33%
8.	Commonwealth of Puerto Rico, 5.50%, 07/01/2020	1.32%
9.	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien, 6.25%, 12/15/2026	1.28%
10.	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, 7.00%, 07/01/2022	1.24%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/17 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.
(1)	Amount is less than 0.05%.

Value of a $250,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine High Yield Managed Duration Municipal Fund (Continued)

Credit Quality Allocation (As of 10/31/2017)

AAA	0.0%
AA	11.21%
A	20.05%
BBB	14.28%
BB	14.87%
B	7.93%
CCC	0.29%
Not Rated	31.37%

Bond Credit Quality-Reflects the higher of the ratings of S&P Global Ratings; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the S&P scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund

Commentary

Dear Shareholders:

During the fiscal year ended October 31, 2017, the 10-year U.S. Treasury bond yield increased 56 basis points from 1.83% on October 31, 2016 to 2.38% by period end, with significant volatility at times. Following the surprise election of Donald Trump the market put on a so called ‘reflation trade’ as participants believed the new Trump administration would introduce higher inflation as a result of fiscal stimulus spending, tax reform and regulation reductions to fuel U.S. economic growth in the coming months. As a result, the market pulled back driving yields to 2.60% by December 15, 2016, up 74 basis points from Election Day on November 8, 2016. Subsequent to the selloff, the market rallied in January and February as market sentiment turned, believing much of the administration’s stimulus plans may not be accomplished. Since the swearing in of President Trump, the administration has had turmoil in its communications with the public and lack of strong Congressional support for its agenda. In March, markets began pulling back again as economic data supported a moderately growing economy with a strengthening job market and lower unemployment rates driving market expectations of another Federal Funds rate increase by the Federal Reserve (Fed). Once again, markets correctly predicted the Fed increase in March. This seemingly hawkish move was quickly pared back though with some softer language coming from Fed Chairman Janet Yellen following the meeting, along with the failure of the Trump Administration to push through a repeal of the Affordable Care Act at the end of March, given its implications on the future of real tax reform. As a result, 10-year U.S. Treasury yield decreased over much of the period despite another 25 basis point increase from the Federal Reserve in June, before bottoming out September 9, 2017 at 2.04%. This was then followed by a sharp reversal as yields rose to 2.38% by fiscal year end, driven largely by market expectation of a third rate increase by the Fed toward the end of 2017 along with increasing momentum on tax reform coming out of Washington.

Over the same period, the Municipal yield curve experienced a slight bear steepening, with intermediate and long term interest rates moving up higher than short term yields. Ten-year Municipal bond yields reacted similarly to their treasury counterparts through much of the first half of the period, as the BVAL Muni Benchmark 10 Year Index increased 41 basis points from 1.75% on October 31, 2016 to 2.16% by April 30, 2017, and prices decreased commensurately. Despite similar trajectories to start the period, the second half of the fiscal year saw the two markets bifurcate as the municipal market rallied with yields actually falling to 2.03% by October 31, 2017. Despite positive economic data and further tightening by the Fed, which would normally put upward pressure on interest rates, municipal technicals continued to push yields down further. Positive fund flows and a decrease in supply of municipal bonds drove municipals to outperform their Treasury counterparties in the second half of the year.

Municipal bonds maturing in 1 year or less had a slightly smaller pull back. Over the twelve month period ended October 31, 2017, the BVAL Muni Benchmark 1Y Index and BVAL Muni Benchmark 6M Index saw their yields increase in what was a relatively volatile year for interest rates at the short end of the municipal yield curve. The 1 year benchmark increased 23 basis points to 1.00% at the end of the period from 0.76% on October 31, 2016, over a year that experienced an initial move of 25 basis points through December 2016 to 1.01% followed by a decline to a low of 0.74% by June, only to retrace back to 1.00% by the end of the period. The 6 month benchmark behaved similarly, increasing 22 basis points from 0.71% on October 31, 2016 to 0.93% at year end, but spiked to a high of 0.94% on December 15, 2016, rallied to a low of 0.67% by June, and retraced to 0.93% by the end of the period.

Following the initial selloff into December 15, 2016, the strength in the Municipal market throughout much of the year was primarily driven by inflows in municipal bond funds and by softer issuance of tax exempt securities over the period. Total Municipal issuance for the first ten months of the calendar year ending October 31, 2017, declined 17.2% to $326.7 billion in 2017 from $394.5 billion in 2016. The decrease in issuance was driven mostly by reduced refunding activity. As of October 31, 2017, new money Municipal volume increased 7.1% year over year (YoY), to $158.1 billion, while refunding issuance declined almost 31.7% to $168.6 billion, as fewer issuers saw the need to refinance outstanding bonds according to the latest U.S. Municipal issuance statistics Securities Industry and Financial Markets Association (SIFMA).

ALPINE ULTRA SHORT MUNICIPAL INCOME FUND

Performance Review

Alpine Ultra Short Municipal Income Fund’s total return was 0.87% which trailed the Bloomberg Barclays Municipal Bond One-Year Index (or “Benchmark”) return

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund (Continued)

of 1.08% for the one year period ending October 31, 2017. All references in this letter to the Fund’s performance relate to the Fund’s Institutional Class.

Performance Highlights

Compared to portfolio positioning at the end of last fiscal year, our weighted average maturity decreased to 32 days from 65 days as of end of fiscal year 2017. Given periods of market volatility on the short end of the municipal bond curve throughout the year, our low average maturity compared to the benchmark’s 1.4 years allowed the Fund to maintain a relatively stable NAV. One contributor to the decrease in average maturity of the portfolio was our continued shift of the strategy’s asset mix. We added to our exposure of Municipal Variable Rate Demand Obligations (VRDO), from 55.5% at the beginning of the period to 68.4% to end the period, while at the same time decreased the Fund’s exposure to longer relative maturity Municipal notes and Municipal bonds.

Given the Fund’s objectives of high tax exempt income along with capital preservation, we deemed it prudent to increase exposure to lower volatility securities like VRDOs with the possibility of three rate increases from the Fed over the period. In addition, throughout much of the year municipal yields were inverted, particularly at the very front end of the municipal yield curve which saw seven day yields (SIFMA Municipal Swaps Index) exceed that of 6-month notes. As a result, through increased exposure to variable rate products, the Fund was able to maintain relative stability throughout the year, while at the same time not having to sacrifice additional yield.

While we continue to invest in three- to twelve-month put bonds and municipal note deals, we have lowered our exposure to these securities by 14.9% over the period as we have increased our VRDO positions. The largest holdings in these types of securities continue to be from the obligors Republic Services and Waste Management. Both issuers offer attractive yields and have been of improving credit quality over the past few years.

In terms of credit quality, the majority of Fund’s performance can be attributed to solid A-rated securities in the portfolio followed by the Fund’s holdings in BBB-rated names. As credit spreads widened following the election results in November 2016 and remained elevated through much of the first half of fiscal year 2017, the strategy maintained relatively stable levels of both non-rated and BBB-rated positions in the portfolio as these securities were yielding higher levels relative to historical spreads. It wasn’t until the second half of the year, in which credit spreads began to tighten, that we continued

our short term goal of increasing the credit quality of the Fund and decreasing our exposure to both non-rated and BBB-rated securities. It is our view that credit spreads have room to widen from current levels and could experience more volatility similar to what the market experienced following the 2016 election. As such, it is our current view that higher grade securities are better suited to our overall performance objectives.

As of October 31, 2017, the Fund no longer has exposure to insured Puerto Rico securities.

Conclusion

A continuation of Fed tightening, improving economic data both domestically and abroad, and the pro-growth Tax Reform legislation currently being discussed in Washington, in our opinion, will continue to put upward pressure on the short end of the Municipal curve. For this reason, we remain cautious in our investment approach going forward. In addition to maintaining a high level of liquidity and higher credit quality names, we intend to stay underweight with respect to the duration in the portfolio. Furthermore, with credit concerns as a result of unfunded pension liabilities and late and/or structurally imbalanced budgets in states like Illinois, New Jersey, Connecticut and Pennsylvania, among others, we continue to stress the importance of credit and active portfolio management to drive performance going forward. We intend to monitor the markets closely and will continue to invest in ways that minimize the impact to NAV while at the same time provide our investors with a high level of tax exempt income.

ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

Performance Review

Alpine High Yield Managed Duration Municipal Institutional Class had a total return for the one-year period ending October 31, 2017 of 2.08%. For the same period, the Fund outperformed the S&P Municipal Bond Short-Intermediate Index which returned 1.26% but underperformed the Bloomberg Barclays High Yield Municipal Index which returned 2.99%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Highlights

During the year, the Fund’s weighted average maturity slightly decreased from 4.75 years to 4.59 years and our effective duration decreased from 2.96 years to 2.77 years. Both our duration and average weighted maturity are significantly shorter than the Bloomberg Barclays

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund (Continued)

High Yield Municipal Index. We maintained our barbell strategy this year and currently expect to maintain this fund structure in the subsequent year. We believe this strategy should allow Alpine to deliver an attractive income stream while minimizing duration risk in this currently volatile market.

Positive contributors to total return this year included charter school, general obligation, and higher education, as well as continuing care retirement communities (CCRCs) and senior living bonds within the healthcare sector. We continued to look for CCRC securities that had call provisions that allow us to receive some or all of our principal back prior to maturity. The Fund’s exposure to the natural gas and tobacco sectors also had a positive impact on Fund performance. During 2017, tobacco bonds have continued to be one of the most attractive areas of the high yield market because investors are drawn to both their high level of liquidity and relatively high yield. Despite strong performance, we have been cautious when adding to our existing position since historically, the sector has a tendency to be quite volatile and has become more expensive throughout 2017.

Insignificant contributors to total return this year included the education sector and the manufacturing —paper sub-sectors. Throughout the fiscal year, we reduced our exposure to the healthcare sector, specifically hospitals, as well as to the manufacturing — metals sub-sector in order to invest in sectors we believe are more favorable, including housing and utilities.

Our exposure to bonds from the Commonwealth of Puerto Rico (Puerto Rico) increased during the year to 8.2% of the portfolio as of October 31, 2017 from 6.0% on November 1, 2016. We continue to find significant value in some securities enhanced by bond insurance from certain financially healthy bond insurers. Importantly, all of the Fund’s current holdings from this territory are fully insured by Assured Guaranty or National Public Finance Guarantee Corporation (National), both of which have very strong financial claims paying reserves in our opinion. S&P downgraded National in late June 2017 to “A” from “AA-” due to its view that National’s business risk profile is weaker than its peers’ as the firm has struggled to gain wide market acceptance. Alpine continues to believe National has very strong financial claims paying ability and we continue to take a conservative approach when investing in bonds insured by National. Additionally, all Puerto Rico bonds owned by the Fund were paid on time and in full by the respective aforementioned bond insurers during the year. This is important since beginning on July 1, 2016 Puerto Rico began defaulting on its constitutionally guaranteed debt as well as several other revenue streams. The Fund currently only holds positions maturing in under six years of National insured paper. Alpine is confident both abovementioned bond insurers will continue to pay bondholders in full and on time until Puerto Rico’s debt is restructured inside or outside of the courts with respect to the bonds held by the Fund.

Conclusion

Alpine has continued credit concerns in pockets of the municipal market, including budgetary stress and large unfunded pension obligation issues for Illinois, Connecticut, the City of Chicago and Puerto Rico. We are also underweight the hospital sector due to concerns with single site, single state hospitals and their management’s ability to handle potential decisions by Congress to defund all or portions of the Affordable Care Act. Management continues to stress the importance of robust credit analysis coupled with active portfolio management in order to drive performance going forward. We intend to stay underweight with respect to the duration in the portfolio due in part to our expectation of a continuing Fed tightening during fiscal 2018 along with our overall positive outlook on the economy. Management is closely monitoring the developments in these areas as well as specific fiscal policies from the Trump administration and in the capital markets in general.

Sincerely,

Jonathan Mondillo

Mark Taylor

Portfolio Managers

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund (Continued)

and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Credit quality is one of the principal criteria for judging the investment quality of a bond or bond mutual fund. As the term implies, credit quality informs investors of a bond or bond portfolio’s credit worthiness, or risk of default. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Mutual fund investing involves risk. Principal loss is possible.

The Alpine Ultra Short Municipal Income Fund is subject to risks, including the following in alphabetical order:

Credit Risk – Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuation in value resulting from changes in interest rates, but generally have yields lower than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the Fund, or its yield, to decline.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund (Continued)

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Redemption Risk – The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risk – Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. In addition, the interest rates on variable rate demand obligations are short-term and may, for example, be reset daily, weekly or monthly. During periods of declining interest rates, the Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, the Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The Alpine High Yield Managed Duration Municipal Fund is subject to risks, including the following in alphabetical order:

Borrowing and Leverage Risk – When the Fund borrows for leverage, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than the borrowing costs.

Credit Risk – Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in that issuer. The credit quality and liquidity of the Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund (Continued)

Debt Securities Risk – Debt securities, such as bonds, involve credit risk and interest rate risk. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates. Securities having shorter maturities generally involve less risk of fluctuations in the value resulting from changes in interest rates, but generally have lower yields than securities having longer maturities. Securities having shorter maturities are also subject to reinvestment risk, which is the risk that if interest rates fall the Fund may need to invest the proceeds of redeemed securities in securities with lower interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Junk Bond Risk – Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Land-Secured or “Dirt” Bonds Risk – These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk – General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the fund, or its yield, to decline.

Medium- and Lower-Grade Municipal Securities Risk – Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization (“NRSRO”).

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Alpine Ultra Short Municipal Income Fund / Alpine High Yield Managed Duration Municipal Fund (Continued)

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Puerto Rico and U.S. Territories Risk – Because the Fund invests in the municipal securities of U.S. territories, and currently invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.

Redemption Risk – The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Tax Risk – To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the Fund from its investment in such obligations and distributed to Fund shareholders will be taxable. There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2017

Shares	Security Description	Value

Common Stocks—98.9%
Aerospace & Defense—1.2%
10,500	Raytheon Co. (a)	$1,892,100
Air Freight & Logistics—1.1%
7,700	FedEx Corp. (a)	1,738,737
Airlines—1.9%
34,200	Delta Air Lines, Inc.	1,711,026
41,000	Japan Airlines Co., Ltd.	1,395,453
		3,106,479
Auto Components—1.8%
18,900	Delphi Automotive PLC (a)	1,878,282
254,557	GKN PLC	1,071,745
		2,950,027
Banks—12.5%
181,500	Banco Bilbao Vizcaya Argentaria SA	1,588,400
68,000	Bank of America Corp. (a)	1,862,520
20,800	BNP Paribas SA	1,624,304
1,378,000	China Construction Bank Corp.—Class H	1,229,379
23,400	Citigroup, Inc. (a)	1,719,900
48,000	Citizens Financial Group, Inc. (a)	1,824,480
468,800	Intesa Sanpaolo SpA	1,575,991
154,800	Mediobanca SpA	1,696,799
263,900	Mitsubishi UFJ Financial Group, Inc.	1,769,700
89,000	Regions Financial Corp. (a)	1,377,720
44,300	Swedbank AB—A Shares	1,099,609
12,900	The PNC Financial Services Group, Inc. (a)	1,764,591
23,500	Wells Fargo & Co. (a)	1,319,290
		20,452,683
Biotechnology—1.0%
11,500	Shire PLC—ADR	1,697,745
Building Products—0.6%
14,500	Fortune Brands Home & Security, Inc.	957,870
Capital Markets—3.5%
99,900	Ares Capital Corp. (a)	1,606,392
10,700	Deutsche Boerse AG	1,105,298
11,300	Evercore, Inc.—Class A	905,130
53,300	OM Asset Management PLC (a)	814,424
39,000	The Blackstone Group LP (a)	1,298,310
		5,729,554
Chemicals—1.8%
49,000	Clariant AG (b)	1,232,797
21,900	Symrise AG	1,704,337
		2,937,134
Communications Equipment—1.3%
38,000	Cisco Systems, Inc. (a)	1,297,700
169,000	Nokia OYJ	829,960
		2,127,660
Construction & Engineering—3.0%
36,000	Bouygues SA	1,728,334
932,500	China Railway Construction Corp., Ltd.—Class H	1,170,197
91,700	Ferrovial SA	1,992,131
		4,890,662
Shares	Security Description	Value

Common Stocks—(continued)
Consumer Finance—1.1%
13,900	Discover Financial Services	$924,767
27,700	Synchrony Financial (a)	903,574
		1,828,341
Diversified Telecommunication Services—1.2%
40,000	BT Group PLC—SP ADR	700,400
75,000	DNA OYJ	1,292,983
		1,993,383
Electric Utilities—1.7%
26,700	FirstEnergy Corp.	879,765
12,500	NextEra Energy, Inc. (a)	1,938,375
		2,818,140
Electronic Equipment, Instruments & Components—1.2%
20,900	TE Connectivity, Ltd. (a)	1,901,273
Energy Equipment & Services—1.3%
17,200	Helmerich & Payne, Inc.	934,132
18,000	Schlumberger, Ltd.	1,152,000
		2,086,132
Equity Real Estate Investment—3.9%
90,900	Colony NorthStar, Inc.—Class A (a)	1,116,252
23,000	CyrusOne, Inc. (a)	1,411,970
100,000	Dream Global Real Estate Investment Trust	864,274
1,700	LaSalle Logiport REIT	1,601,249
31,250	The Geo Group, Inc.	810,937
113,000	Westfield Corp.	671,985
		6,476,667
Food & Staples Retailing—1.5%
17,500	Alimentation Couche-Tard, Inc.—Class B	820,537
24,800	CVS Health Corp. (a)	1,699,544
		2,520,081
Food Products—3.9%
43,500	Mondelez International, Inc.—Class A (a)	1,802,205
21,000	Nestle SA	1,766,050
133,800	Nomad Foods, Ltd. (b)	2,020,380
7,000	The J.M. Smucker Co.	742,350
		6,330,985
Health Care Equipment & Supplies—1.8%
18,800	Medtronic PLC (a)	1,513,776
12,400	Zimmer Biomet Holdings, Inc. (a)	1,508,088
		3,021,864
Health Care Providers & Services—2.9%
6,100	Aetna, Inc.	1,037,183
5,200	McKesson Corp. (a)	716,976
6,500	UnitedHealth Group, Inc.	1,366,430
16,600	Universal Health Services, Inc.—Class B (a)	1,704,820
		4,825,409
Hotels, Restaurants & Leisure—2.1%
26,000	Brinker International, Inc.	798,720
37,400	Melco Resorts & Entertainment, Ltd.—ADR (a)	945,472
56,500	MGM Resorts International	1,771,275
		3,515,467

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Shares	Security Description	Value

Common Stocks—(continued)
Household Durables—3.1%
31,300	Lennar Corp.—Class A (a)	$1,742,471
31,000	Newell Brands, Inc. (a)	1,264,180
12,600	Whirlpool Corp. (a)	2,065,518
		5,072,169
Household Products—1.1%
59,600	Essity AB—Class B (b)	1,781,952
Independent Power and Renewable Electricity Producers—1.0%
47,400	NRG Yield, Inc.—Class A	869,790
32,400	Pattern Energy Group, Inc. (a)	747,468
		1,617,258
Insurance—1.8%
5,400	Allianz SE	1,253,949
13,200	American International Group, Inc.	852,852
6,500	The Travelers Cos., Inc.	860,925
		2,967,726
Internet Software & Services—0.9%
1,400	Alphabet, Inc.—Class C (b)	1,423,296
IT Services—1.9%
51,000	CSRA, Inc.	1,631,490
24,000	Leidos Holdings, Inc. (a)	1,500,480
		3,131,970
Life Sciences Tools & Services—1.2%
10,100	Thermo Fisher Scientific, Inc. (a)	1,957,683
Machinery—2.0%
22,000	Alstom SA	890,271
894,950	CRRC Corp., Ltd.—Class H	882,171
9,500	Snap-on, Inc. (a)	1,498,910
		3,271,352
Media—2.4%
28,900	Comcast Corp.—Class A (a)	1,041,267
265,193	NOS SGPS SA	1,589,033
51,000	Twenty-First Century Fox, Inc.—Class A	1,333,650
		3,963,950
Metals & Mining—2.6%
63,500	ArcelorMittal-NY Registered (b)	1,816,100
12,900	Randgold Resources, Ltd.—ADR	1,267,683
267,000	Sandfire Resources NL	1,172,960
		4,256,743
Multi-Utilities—1.9%
22,700	CMS Energy Corp. (a)	1,097,999
84,900	Veolia Environnement SA	2,011,539
		3,109,538
Multiline Retail—0.7%
14,600	Dollar General Corp. (a)	1,180,264
Oil, Gas & Consumable Fuels—5.2%
16,600	Andeavor	1,763,584
42,500	BP PLC—SP ADR	1,728,475
37,500	Enbridge, Inc. (a)	1,442,250
8,900	EOG Resources, Inc.	888,843
94,000	Kinder Morgan, Inc. (a)	1,702,340
36,800	SemGroup Corp.—Class A	958,640
		8,484,132
Paper & Forest Products—1.9%
121,000	Stora Enso OYJ—R Shares	1,892,915
42,000	UPM-Kymmene OYJ	1,262,231
		3,155,146
Shares	Security Description	Value

Common Stocks—(continued)
Pharmaceuticals—2.4%
6,800	Allergan PLC	$1,205,164
20,500	Novartis AG—SP ADR (a)	1,692,890
31,300	Pfizer, Inc.	1,097,378
		3,995,432
Real Estate Management & Development—1.2%
9,700	Alexander & Baldwin, Inc.	438,828
65,000	Mitsui Fudosan Co., Ltd.	1,501,165
		1,939,993
Road & Rail—2.4%
10,700	Canadian Pacific Railway, Ltd. (a)	1,855,808
511,600	Cosan Logistica SA (b)	1,462,250
224,530	Cosan Logistica SA—RCT (b)	638,318
		3,956,376
Semiconductors & Semiconductor Equipment—4.7%
36,800	Applied Materials, Inc. (a)	2,076,624
8,500	Broadcom, Ltd. (a)	2,243,235
53,500	Intel Corp. (a)	2,433,715
12,300	SK Hynix, Inc.	902,450
		7,656,024
Software—1.3%
9,919	Dell Technologies, Inc.—VMware, Inc.—Class V (b)	820,996
16,000	Microsoft Corp.	1,330,880
		2,151,876
Specialty Retail—1.5%
11,400	Lowe’s Cos., Inc.	911,430
22,500	TJX Cos., Inc.	1,570,500
		2,481,930
Technology Hardware, Storage & Peripherals—3.1%
17,500	Apple, Inc. (a)	2,958,200
525	Samsung Electronics Co., Ltd.	1,290,534
10,000	Western Digital Corp. (a)	892,700
		5,141,434
Textiles, Apparel & Luxury Goods—0.8%
12,900	Carter’s, Inc. (a)	1,247,817
Transportation Infrastructure—0.5%
137,809	CCR SA	766,705
Wireless Telecommunication Services—1.0%
600,200	Vodafone Group PLC	1,718,668
	Total Common Stocks (Cost $132,259,604)	162,227,827
Exchange-Traded Funds—1.5%
4,900	iShares Nasdaq Biotechnology ETF	1,539,482
24,500	SPDR S&P Oil & Gas Exploration & Production ETF	839,860
	Total Exchange-Traded Funds (Cost $2,465,966)	2,379,342
Rights—0.0% (c)
Construction & Engineering—0.0% (c)
91,700	Ferrovial SA Expiration: November 16, 2017	44,116
	Total Rights (Cost $42,971)	44,116
Total Investments (Cost $134,768,541) (d)—100.4%		164,651,285
Liabilities in Excess of Other Assets—(0.4)%		(576,372)
TOTAL NET ASSETS 100.0%		$164,074,913

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Amount is less than 0.05%.
(d)	See Note 7 for the cost of investments for federal tax purposes.

AB—Aktiebolag is the Swedish equivalent of a corporation.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ETF—Exchange-Traded Fund

OYJ—Osakeyhtio is the Finnish equivalent of a limited company.

PLC—Public Limited Company

RCT—Subscription Receipt — A provisional certificate entitling the holder to a fractional share of stock or the jointly held property.

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

Forward Currency Contracts

The following forward currency contracts were held as of October 31, 2017:

Description	Counterparty	Settlement Date	Currency Sold		Settlement Value in USD	Current Value	Unrealized Depreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/17	2,800,000	EUR	$3,188,248	$3,267,651	$(79,403)
							$(79,403)

The accompanying notes are an integral part of these financial statements.

Alpine Rising Dividend Fund

Schedule of Portfolio Investments
October 31, 2017

Shares	Security Description	Value

Common Stocks—92.6%
Aerospace & Defense—3.0%
23,000	Hexcel Corp.	$1,395,870
9,000	Raytheon Co.	1,621,800
		3,017,670
Air Freight & Logistics—1.4%
6,000	FedEx Corp.	1,354,860
Auto Components—1.2%
21,000	Tenneco, Inc.	1,220,310
Banks—8.6%
61,000	Bank of America Corp.	1,670,790
17,000	Citigroup, Inc.	1,249,500
50,000	Citizens Financial Group, Inc.	1,900,500
19,000	JPMorgan Chase & Co.	1,911,590
6,000	Signature Bank (a)	780,060
8,000	The PNC Financial Services Group, Inc.	1,094,320
		8,606,760
Beverages—2.0%
2,500	Constellation Brands, Inc.—Class A	547,725
13,000	PepsiCo, Inc.	1,432,990
		1,980,715
Biotechnology—2.1%
7,000	Amgen, Inc.	1,226,540
8,500	Celgene Corp. (a)	858,245
		2,084,785
Capital Markets—3.9%
8,000	CME Group, Inc.	1,097,360
25,000	Oaktree Capital Group LLC	1,145,000
17,000	The Blackstone Group LP	565,930
100,000	WisdomTree Investments, Inc.	1,109,000
		3,917,290
Chemicals—1.3%
8,000	Air Products & Chemicals, Inc.	1,275,440
Commercial Services & Supplies—1.2%
17,000	Deluxe Corp.	1,184,050
Communications Equipment—1.6%
46,000	Cisco Systems, Inc.	1,570,900
Consumer Finance—2.2%
16,000	Discover Financial Services	1,064,480
34,000	Synchrony Financial	1,109,080
		2,173,560
Diversified Telecommunication Services—2.4%
70,000	AT&T, Inc.	2,355,500
Electric Utilities—2.1%
20,000	Emera, Inc.	753,430
5,500	NextEra Energy, Inc.	852,885
6,000	Pinnacle West Capital Corp.	526,260
		2,132,575
Electronic Equipment, Instruments & Components—1.7%
19,000	TE Connectivity, Ltd.	1,728,430
Energy Equipment & Services—1.5%
15,000	Helmerich & Payne, Inc.	814,650
11,000	Schlumberger, Ltd.	704,000
		1,518,650
Shares	Security Description	Value

Common Stocks—(continued)
Equity Real Estate Investment—2.5%
4,000	Boston Properties, Inc.	$484,720
75,000	Colony NorthStar, Inc.—Class A	921,000
3,500	Simon Property Group, Inc.	543,655
16,000	Starwood Waypoint Homes	580,960
		2,530,335
Food & Staples Retailing—1.8%
50,000	Safeway, Inc. (a)(b)	23,508
25,000	The Kroger Co.	517,500
19,000	Walgreens Boots Alliance, Inc.	1,259,130
		1,800,138
Food Products—1.4%
30,000	Conagra Brands, Inc.	1,024,800
4,000	The J.M. Smucker Co.	424,200
		1,449,000
Health Care Equipment & Supplies—1.5%
7,000	Becton, Dickinson & Co.	1,460,690
Health Care Providers & Services—1.9%
11,000	Aetna, Inc.	1,870,330
Hotels, Restaurants & Leisure—1.0%
18,000	Starbucks Corp.	987,120
Household Durables—1.2%
7,500	Whirlpool Corp.	1,229,475
Household Products—0.9%
11,000	The Procter & Gamble Co.	949,740
Independent Power and Renewable Electricity Producers—0.5%
13,000	Atlantica Yield PLC	290,940
14,000	NRG Yield, Inc.—Class C	260,400
		551,340
Industrial Conglomerates—0.8%
40,000	General Electric Co.	806,400
Insurance—1.5%
8,500	American International Group, Inc.	549,185
18,000	The Hartford Financial Services Group, Inc.	990,900
		1,540,085
Internet Software & Services—2.3%
1,100	Alphabet, Inc.—Class A (a)	1,136,344
1,100	Alphabet, Inc.—Class C (a)	1,118,304
		2,254,648
IT Services—1.3%
40,000	CSRA, Inc.	1,279,600
Machinery—2.6%
15,000	Ingersoll—Rand PLC	1,329,000
8,000	Snap-on, Inc.	1,262,240
		2,591,240
Media—4.3%
22,000	CBS Corp.—Class B	1,234,640
44,600	Comcast Corp.—Class A	1,606,938
65,000	Entercom Communications Corp.—Class A	718,250
30,000	Viacom, Inc.—Class B	720,900
		4,280,728
Metals & Mining—1.3%
22,000	Nucor Corp.	1,272,260

The accompanying notes are an integral part of these financial statements.

Alpine Rising Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Shares	Security Description	Value

Common Stocks—(continued)
Multi-Utilities—1.1%
11,000	CMS Energy Corp.	$532,070
8,000	WEC Energy Group, Inc.	539,120
		1,071,190
Oil, Gas & Consumable Fuels—4.7%
27,000	BP PLC—SP ADR	1,098,090
19,000	Enbridge, Inc.	730,740
15,000	Exxon Mobil Corp.	1,250,250
9,500	Marathon Petroleum Corp.	567,530
11,500	Phillips 66	1,047,420
		4,694,030
Pharmaceuticals—5.4%
7,000	Allergan PLC	1,240,610
14,500	Johnson & Johnson	2,021,445
60,000	Pfizer, Inc.	2,103,600
		5,365,655
Road & Rail—1.0%
20,000	CSX Corp.	1,008,600
Semiconductors & Semiconductor Equipment—5.8%
27,000	Applied Materials, Inc.	1,523,610
5,500	Broadcom, Ltd.	1,451,505
23,500	Intel Corp.	1,069,015
18,500	Texas Instruments, Inc.	1,788,765
		5,832,895
Software—5.6%
32,000	Microsoft Corp.	2,661,760
37,000	Oracle Corp.	1,883,300
32,000	Symantec Corp.	1,040,000
		5,585,060
Specialty Retail—3.1%
21,000	Lowe’s Cos., Inc.	1,678,950
21,000	TJX Cos., Inc.	1,465,800
		3,144,750
Shares	Security Description	Value

Common Stocks—(continued)
Technology Hardware, Storage & Peripherals—2.9%
17,000	Apple, Inc.	$2,873,680
	Total Common Stocks (Cost $70,675,380)	92,550,484
Exchange-Traded Funds—3.2%
27,000	Technology Select Sector SPDR Fund	1,699,650
10,000	Vanguard Health Care ETF	1,511,400
	Total Exchange-Traded Funds (Cost $2,695,345)	3,211,050

Number of Contracts (100 shares each)/ Notional Amount
Put Options Purchased—0.0% (c)
Exchange-Traded Funds—0.0% (c)
200/20,000	SPDR S&P 500 ETF Trust, Expiration Date: December 15, 2017, Strike Price $215.0	2,900
	Total Put Options Purchased (Cost $55,408)	2,900

Principal Amount
Short-Term Investments—4.5%
$4,522,000	State Street Eurodollar Time Deposit, 0.12%	4,522,000
	Total Short-Term Investments (Cost $4,522,000)	4,522,000
Total Investments (Cost $77,948,133) (d)—100.3%		100,286,434
Liabilities in Excess of Other Assets—(0.3)%		(272,255)
TOTAL NET ASSETS 100.0%		$100,014,179

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures approved by the Board of Trustees and the value was determined using significant unobservable inputs. These securities comprised 0.0% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	See Note 7 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt

The following written options contracts were held as of October 31, 2017:

Put Options	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Premium Received	Current Value	Unrealized Appreciation
SPDR S&P 500 ETF Trust	200/20,000	$190.0	12/15/2017	$19,391	$(900)	$18,491

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments
October 31, 2017

Shares	Security Description	Value

Common Stocks—95.3%
Banks—46.9%
2,000	1st Constitution Bancorp	$35,900
18,000	Bank of America Corp.	493,020
6,000	Bank of the Ozarks, Inc.	279,720
3,500	Banner Corp.	200,620
9,000	Berkshire Hills Bancorp, Inc.	344,700
7,000	Brookline Bancorp, Inc.	107,800
7,500	Bryn Mawr Bank Corp.	328,875
10,000	CenterState Bank Corp.	266,400
5,000	Citigroup, Inc.	367,500
12,000	Citizens Financial Group, Inc.	456,120
4,000	Comerica, Inc.	314,280
16,000	ConnectOne Bancorp, Inc.	429,600
5,500	East West Bancorp, Inc.	329,120
7,000	FCB Financial Holdings, Inc.—Class A (a)	326,900
9,000	First Merchants Corp.	387,000
19,000	FNB Corp.	256,310
7,500	Great Western Bancorp, Inc.	304,425
5,000	IBERIABANK Corp.	368,750
4,000	JPMorgan Chase & Co.	402,440
21,000	KeyCorp	383,250
7,000	Opus Bank (a)	181,300
1,500	Pacific Premier Bancorp, Inc. (a)	60,600
1,500	Pinnacle Financial Partners, Inc.	99,300
3,500	Preferred Bank	216,055
2,000	SB Financial Group, Inc.	35,140
2,500	Shore Bancshares, Inc.	41,150
2,000	Signature Bank (a)	260,020
3,000	Southern National Bancorp of Virginia, Inc.	48,990
12,000	Sterling Bancorp	300,600
1,000	SVB Financial Group (a)	219,280
4,500	Synovus Financial Corp.	210,825
14,000	TCF Financial Corp.	255,080
5,000	The Bank of NT Butterfield & Son, Ltd.	186,750
2,000	The PNC Financial Services Group, Inc.	273,580
13,000	United Community Banks, Inc.	356,460
7,000	Univest Corp. of Pennsylvania	205,100
12,000	Valley National Bancorp	138,000
4,000	Webster Financial Corp.	219,960
5,500	Western Alliance Bancorp (a)	306,900
5,000	Zions BanCorp.	232,300
		10,230,120
Capital Markets—17.9%
1,250	Affiliated Managers Group, Inc.	233,125
13,000	Ares Capital Corp.	209,040
9,000	Ares Management LP	165,150
5,000	Associated Capital Group, Inc.—Class A	185,500
13,500	BGC Partners, Inc.—Class A	204,795
6,000	Cowen, Inc. (a)	90,000
2,500	Evercore, Inc.—Class A	200,250
25,000	GAIN Capital Holdings, Inc.	184,500
4,000	Intercontinental Exchange, Inc.	264,400
8,000	KKR & Co. LP	160,400
28,000	Medley Capital Corp.	161,000
3,500	Nasdaq, Inc.	254,275
11,000	OM Asset Management PLC	168,080
Shares	Security Description	Value

Common Stocks—(continued)
Capital Markets—(continued)
6,000	Oppenheimer Holdings, Inc.—Class A	$130,500
4,000	PJT Partners, Inc.—Class A	154,400
4,000	The Bank of New York Mellon Corp.	205,800
10,000	The Blackstone Group LP	332,900
8,000	The Charles Schwab Corp.	358,720
22,000	WisdomTree Investments, Inc.	243,980
		3,906,815
Consumer Finance—3.1%
3,500	Discover Financial Services	232,855
17,000	Navient Corp.	211,820
7,500	Synchrony Financial	244,650
		689,325
Diversified Financial Services—1.1%
31,000	On Deck Capital, Inc. (a)	152,830
15,000	Tiptree, Inc.	99,750
		252,580
Equity Real Estate Investment—2.5%
17,000	Altisource Residential Corp.	181,390
15,000	Colony NorthStar, Inc.—Class A	184,200
5,000	Starwood Waypoint Homes	181,550
		547,140
Insurance—9.0%
4,500	American International Group, Inc.	290,745
4,000	Athene Holding, Ltd.—Class A (a)	208,520
14,000	Atlas Financial Holdings, Inc. (a) .	276,500
5,000	FNF Group	187,100
1,700	The Allstate Corp.	159,562
3,000	The Hanover Insurance Group, Inc.	295,140
2,000	The Hartford Financial Services Group, Inc.	110,100
2,000	The Travelers Cos., Inc.	264,900
200	White Mountains Insurance Group, Ltd.	177,830
		1,970,397
IT Services—1.4%
1,533	Black Knight, Inc. (a)	69,522
1,500	Fidelity National Information Services, Inc.	139,140
5,000	First Data Corp.—Class A (a)	89,050
		297,712
Mortgage Real Estate Investment—3.0%
12,000	Arbor Realty Trust, Inc.	99,240
6,000	Owens Realty Mortgage, Inc.	107,760
5,000	PennyMac Mortgage Investment Trust	80,300
9,500	Starwood Property Trust, Inc.	204,345
8,000	TPG RE Finance Trust, Inc.	156,160
		647,805
Real Estate Management & Development—2.3%
4,500	CBRE Group, Inc.—Class A (a)	176,940
12,500	Five Point Holdings LLC—Class A (a)	160,625
8,000	Kennedy-Wilson Holdings, Inc.	155,600
		493,165

The accompanying notes are an integral part of these financial statements.

Alpine Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Shares	Security Description	Value

Common Stocks—(continued)
Thrifts & Mortgage Finance—8.1%
6,000	Atlantic Coast Financial Corp. (a) .	$52,320
6,000	HomeStreet, Inc. (a)	174,300
3,000	HopFed Bancorp, Inc.	43,230
24,000	NMI Holdings, Inc.—Class A (a)	349,200
10,000	OceanFirst Financial Corp.	277,500
6,000	PennyMac Financial Services, Inc.—Class A (a)	114,000
2,000	Provident Financial Holdings, Inc.	38,660
10,000	Radian Group, Inc.	209,600
7,000	Riverview Bancorp, Inc.	62,160
30,000	United Community Financial Corp.	276,900
3,000	Walker & Dunlop, Inc. (a)	164,670
		1,762,540
	Total Common Stocks (Cost $14,652,040)	20,797,599
Exchange-Traded Funds—2.5%
11,000	Financial Select Sector SPDR Fund	292,600
2,000	iShares 20+ Year Treasury Bond ETF	248,920
	Total Exchange-Traded Funds (Cost $487,601)	541,520
Number of Contracts (100 shares each)/ Notional Amount	Description	Value

Put Options Purchased—0.0% (b)
Exchange-Traded Funds—0.0% (b)
250/25,000	Financial Select Sector SPDR Fund, Expiration Date: November 17, 2017, Strike Price $26.0	$3,625
	Total Put Options Purchased (Cost $10,475)	3,625

Principal Amount
Short-Term Investments—2.5%
$539,000	State Street Eurodollar Time Deposit, 0.12%	539,000
	Total Short-Term Investments (Cost $539,000)
		539,000
Total Investments (Cost $15,689,116) (c)—100.3%		21,881,744
Liabilities in Excess of Other Assets—(0.3)%		(54,856)
TOTAL NET ASSETS 100.0%		$21,826,888

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Amount is less than 0.05%.
(c)	See Note 7 for the cost of investments for federal tax purposes.

ETF—Exchange-Traded Fund

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Small Cap Fund

Schedule of Portfolio Investments
October 31, 2017

Shares	Security Description	Value

Common Stocks—83.0%
Auto Components—3.4%
3,949	LCI Industries	$488,886
Banks—3.2%
10,635	Enterprise Financial Services Corp.	463,686
Biotechnology—3.3%
3,284	Ligand Pharmaceuticals, Inc. (a)	477,329
Building Products—6.0%
3,248	American Woodmark Corp. (a)	313,757
6,800	Apogee Enterprises, Inc.	324,564
1,924	Gibraltar Industries, Inc. (a)	63,973
1,700	Patrick Industries, Inc. (a)	158,100
		860,394
Chemicals—1.4%
33,245	AgroFresh Solutions, Inc. (a)	196,145
Communications Equipment—1.7%
5,926	ARRIS International PLC (a)	168,891
7,000	Extreme Networks, Inc. (a)	84,000
		252,891
Construction & Engineering—5.4%
6,788	Dycom Industries, Inc. (a)	596,190
5,000	Quanta Services, Inc. (a)	188,650
		784,840
Construction Materials—4.9%
1,000	Eagle Materials, Inc.	105,570
8,800	Summit Materials, Inc.—Class A (a)	276,320
4,220	U.S. Concrete, Inc. (a)	330,004
		711,894
Electric Utilities—2.2%
6,655	Portland General Electric Co.	317,710
Electrical Equipment—1.2%
1,000	Acuity Brands, Inc.	167,200
Electronic Equipment, Instruments & Components—1.7%
1,000	Fabrinet (a)	37,180
1,400	Rogers Corp. (a)	212,912
		250,092
Energy Equipment & Services—1.2%
12,000	Matrix Service Co. (a)	169,200
Equity Real Estate Investment—2.0%
26,878	Altisource Residential Corp.	286,788
Food Products—5.0%
28,685	Hostess Brands, Inc. (a)	330,738
25,875	Nomad Foods, Ltd. (a)	390,713
		721,451
Health Care Equipment & Supplies—0.6%
2,000	Natus Medical, Inc. (a)	84,800
Health Care Providers & Services—4.0%
10,595	National Research Corp.—Class B	571,388
Shares	Security Description	Value

Common Stocks—(continued)
Hotels, Restaurants & Leisure—0.8%
700	Cracker Barrel Old Country Store, Inc.	$109,291
Insurance—2.7%
17,751	Greenlight Capital Re, Ltd.—Class A (a)	391,410
Internet Software & Services—5.5%
11,861	Alarm.com Holdings, Inc. (a)	553,671
14,500	NIC, Inc.	246,500
		800,171
Life Sciences Tools & Services—3.3%
8,284	INC Research Holdings, Inc.—Class A (a)	473,431
Media—3.8%
6,777	Live Nation Entertainment, Inc. (a)	296,697
3,935	Nexstar Media Group, Inc.—Class A	251,053
		547,750
Real Estate Management & Development—1.7%
12,284	Kennedy-Wilson Holdings, Inc.	238,924
Semiconductors & Semiconductor Equipment—0.7%
4,000	Ultra Clean Holdings, Inc. (a)	102,080
Software—11.5%
4,000	CommVault Systems, Inc. (a)	208,200
3,000	Fair Isaac Corp.	435,480
11,841	SS&C Technologies Holdings, Inc.	476,008
15,970	The Descartes Systems Group, Inc. (a)	463,929
20,000	Zynga, Inc.—Class A (a)	78,000
		1,661,617
Specialty Retail—0.4%
3,000	GameStop Corp.—Class A	56,070
Technology Hardware, Storage & Peripherals—0.3%
4,000	BlackBerry, Ltd. (a)	43,760
Textiles, Apparel & Luxury Goods—1.1%
10,000	Lakeland Industries, Inc. (a)	158,500
Thrifts & Mortgage Finance—4.0%
8,254	Essent Group, Ltd. (a)	351,785
2,575	Meta Financial Group, Inc.	224,669
		576,454
	Total Common Stocks (Cost $10,666,240)	11,964,152

Principal Amount
Short-Term Investments—18.7%
$2,699,000	State Street Eurodollar Time Deposit, 0.12%	2,699,000
	Total Short-Term Investments (Cost $2,699,000)	2,699,000
Total Investments Cost $13,365,240) (b)—101.7%		14,663,152
Liabilities in Excess of Other Assets—(1.7)%		(245,245)
TOTAL NET ASSETS 100.0%		$14,417,907

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 7 for the cost of investments for federal tax purposes.

PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—102.0%
Alabama—7.3%
$3,724,000	Alabama Housing Finance Authority, Multi-Family Housing, Phoenix Apartments Project—Series A (LOC: Regions Bank) 1.250%, 01/01/2036 (Putable on 11/02/2017) (a)	$3,724,000
15,105,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, National Rural Utilities Finance—Series A 1.250%, 11/15/2038 (Putable on 11/15/2017) (a)	15,105,604
875,000	Chatom Industrial Development Board Revenue, National Rural Utilities Finance—Series A 1.300%, 08/01/2037 (Putable on 02/01/2018) (a)	874,475
6,250,000	Eutaw Industrial Development Board, Mission Power Co. Greene County Project 2.500%, 12/01/2020 (Putable on 11/01/2017) (a)	6,250,000
2,900,000	Health Care Authority for Baptist Health Revenue—Series B (CS: Assured Guaranty Municipal) 1.080%, 11/15/2037 (Putable on 11/03/2017) (a)	2,900,000
18,200,000	Health Care Authority for Baptist Health Revenue—Series B 1.340%, 11/01/2042 (Putable on 11/02/2017) (a)	18,200,000
4,150,000	Industrial Development Board of the City of Mobile Alabama Revenue,—Series A (CS: Alabama Power Company) 1.010%, 04/01/2031 (Putable on 11/01/2017) (a)	4,150,000
7,400,000	Tuscaloosa County Industrial Development Authority 1.070%, 09/01/2020 (Putable on 11/01/2017) (a)	7,400,000
22,350,000	West Jefferson Industrial Development Board, Alabama Power Company Miller Plant Project 1.010%, 12/01/2038 (Putable on 11/01/2017) (a)	22,350,000
		80,954,079
Alaska—0.1%
940,000	Alaska Housing Finance Corp. Home Mortgage Revenue—Series A (SPA: JPMorgan Chase Bank NA) 0.980%, 06/01/2032 (Putable on 11/01/2017) (a)	940,000
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Arizona—2.6%
$12,700,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 1.350%, 09/01/2024 (Putable on 03/01/2018) (a)	$12,690,729
15,000,000	Phoenix Industrial Development Authority, Solid Waste Revenue, Republic Services, Inc. Project 1.250%, 12/01/2035 (Putable on 11/01/2017) (a)	15,000,000
1,525,000	Scottsdale Industrial Development Authority, Hospital Bonds, Scottsdale Healthcare—Series F (CS: Assured Guaranty Municipal) 1.060%, 09/01/2045 (Putable on 11/07/2017) (a)	1,525,000
		29,215,729
Arkansas—2.3%
17,037,000	Arkansas Development Finance Authority, Health Care Revenue, Baptist Memorial Health Care Corp. 1.340%, 09/01/2044 (Putable on 11/02/2017) (a)	17,037,000
8,500,000	City of Blytheville Revenue, Nucor Corp. Project 1.140%, 01/02/2033 (Putable on 11/01/2017) (a)	8,500,000
		25,537,000
California—5.8%
15,250,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series A 1.250%, 08/01/2023 (Putable on 11/01/2017) (a)(b)	15,250,000
420,000	California Statewide Communities Development Authority Industrial Development Revenue-Spratling-Cranor Properties LLC—Series A (LOC: City National Bank) 1.900%, 06/01/2020 (Putable on 11/01/2017) (a)	420,000
725,000	California Statewide Communities Development Authority, Dignity Health Obligation Group—Series D (CS: Assured Guaranty Municipal) 1.090%, 07/01/2041 (Putable on 11/03/2017) (a)	725,000
925,000	California Statewide Communities Development Authority, Dignity Health Obligation Group—Series F (CS: Assured Guaranty Municipal) 1.090%, 07/01/2040 (Putable on 11/03/2017) (a)	925,000
14,375,000	Palomar Pomerado Health Care—Series A, ARN (CS: Assured Guaranty Municipal) 1.640%, 11/01/2036 (Putable on 11/07/2017) (a)	14,375,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
California—(continued)
$16,250,000	Palomar Pomerado Health Care—Series B, ARN (CS: Assured Guaranty Municipal) 1.590%, 11/01/2036 (Putable on 11/01/2017) (a)	$16,250,000
16,175,000	Palomar Pomerado Health Care—Series C, ARN (CS: Assured Guaranty Municipal) 1.600%, 11/01/2036 (Putable on 11/02/2017) (a)	16,175,000
		64,120,000
Colorado—0.1%
880,000	Colorado Housing & Finance Authority Economic Development, Pacific Instruments Project (LOC: Wells Fargo Bank N.A.) 1.100%, 08/01/2020 (Putable on 11/02/2017) (a)	880,000
Connecticut—1.8%
3,400,000	Capital City Economic Development Authority—Series B (SPA: Bank Of America N.A.) 1.350%, 06/15/2024 (Putable on 11/01/2017) (a)	3,400,000
3,000,000	Capital City Economic Development Authority—Series B (SPA: Bank Of America N.A.) 1.350%, 06/15/2034 (Putable on 11/01/2017) (a)	3,000,000
7,500,000	Hartford County Metropolitan District, Bond Anticipation Notes—Series B 3.000%, 08/01/2018	7,566,975
5,600,000	State of Connecticut, General Obligation—Series B 4.000%, 05/15/2018	5,684,728
		19,651,703
Delaware—0.2%
1,900,000	Sussex County Revenue,—Series A (CS: Baywood LLC) 1.100%, 11/01/2027 (Putable on 11/01/2017) (a)	1,900,000
Florida—10.7%
2,300,000	Broward County Educational Facilities Authority—Series A (CS: Nova Southeastern University Project) 0.930%, 04/01/2038 (Putable on 11/01/2017) (a)	2,300,000
11,400,000	County of St. Lucie Florida, Solid Waste Disposal, Florida Power & Light Co. 0.980%, 05/01/2024 (Putable on 11/01/2017) (a)	11,400,000
25,500,000	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project—Series B 1.940%, 02/01/2029 (Putable on 11/02/2017) (a)	25,500,000
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Florida—(continued)
$9,500,000	Lee County Industrial Development Authority, Florida Light & Power Co. 0.990%, 12/01/2046 (Putable on 11/01/2017) (a)	$9,500,000
30,000,000	Lee County Industrial Development Authority, Florida Light & Power Co.—Series A 0.990%, 12/01/2046 (Putable on 11/01/2017) (a)	30,000,000
13,900,000	Liberty County, Industrial Development, Georgia Pacific Corp. Project 1.060%, 10/01/2028 (Putable on 11/02/2017) (a)(b)	13,900,000
10,000,000	Miami—Dade County Expressway Authority Toll System Revenue 1.150%, 08/01/2028 (Putable on 11/02/2017) (a)(b)	10,000,000
11,355,000	Miami-Dade County Expressway Authority Toll System Revenue—Series DCL—2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 1.150%, (MUNIPSA*1 +43.000 bps) 05/20/2029 (Putable on 11/02/2017) (a)(b)	11,355,000
4,290,000	Orange Housing Finance Authority, Multifamily Housing—Series B (CS: Club at Eustis Partners) 1.120%, 01/15/2040 (Putable on 11/02/2017) (a)	4,290,000
		118,245,000
Georgia—2.3%
700,000	Douglas County Development Authority, Electrical Fiber Systems Project (LOC: Regions Bank) 1.300%, 12/01/2021 (Putable on 11/02/2017) (a)	700,000
20,000,000	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project—Series 2017 1.190%, 02/15/2047 (Putable on 11/02/2017) (a)	20,000,000
5,000,000	Puttable Floating Option Tax-Exempt Receipts, 1.160%, 10/01/2024 (Putable on 11/02/2017) (a)(b)	5,000,000
		25,700,000
Illinois—5.5%
44,260,000	Chicago Board of Education—Series-DCL-2012-001 (LOC: Dexia Credit Local) 1.370%, 03/01/2034 (Putable on 11/02/2017) (a)(b)	44,260,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Illinois—(continued)
$5,000,000	Public Building Commission of Chicago Revenue, School Reform Board of Trustees of the Board of Education—Series B (CS: NATL—RE) 5.250%, 12/01/2017	$5,013,450
4,400,000	Springfield Airport Authority, Allied-Signal, Inc. Project 1.220%, 09/01/2018 (Putable on 11/01/2017) (a)	4,400,000
3,750,000	State of Illinois, 4.000%, 02/01/2018	3,772,200
2,715,000	State of Illinois, General Obligation 5.500%, 08/01/2018	2,796,151
940,000	Will-Kankakee Regional Development, Triton Manufacturing Co., Inc. Project 1.150%, 08/01/2025 (Putable on 11/01/2017) (a)	940,000
		61,181,801
Indiana—1.6%
205,000	City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project (LOC: KeyBank N.A.) 1.070%, 09/01/2020 (Putable on 11/01/2017) (a)	205,000
6,696,000	Elkhart County Revenue (CS: Pedcor Ivnts-2000-xli LP) 1.160%, 01/01/2035 (Putable on 11/02/2017) (a)	6,696,000
11,385,000	Indiana Finance Authority, Environmental Improvement Revenue, Mittal Steel U.S.A., Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 1.070%, 08/01/2030 (Putable on 11/01/2017) (a)	11,385,000
		18,286,000
Iowa—1.1%
12,000,000	State Finance Authority Midwestern Disaster Area Economic Development, CJ Bio America, Inc. Project (LOC: Korea Development Bank) 1.170%, 04/01/2022 (Putable on 11/02/2017) (a)	12,000,000
Kansas—0.2%
1,000,000	City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.100%, 03/01/2027 (Putable on 11/02/2017) (a)	1,000,000
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Kansas—(continued)
$1,000,000	City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 1.150%, 02/01/2029 (Putable on 11/02/2017) (a)	$1,000,000
560,000	Wichita Airport Authority, FlightSafety International, Inc.—Series A 0.930%, 11/01/2031 (Putable on 11/02/2017) (a)	560,000
		2,560,000
Kentucky—0.7%
3,800,000	Kenton County Airport Board, Special Facilities, FlightSafety International, Inc. Project—Series A 0.930%, 06/01/2021 (Putable on 11/02/2017) (a)	3,800,000
3,900,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities-East Kentucky Power—Series B 1.350%, 08/15/2023 (Putable on 02/15/2018) (a)	3,900,390
		7,700,390
Louisiana—2.3%
12,550,000	East Baton Rouge Parish Industrial Development Board, Solid Waste Disposal, Georgia Pacific Corp. Project 1.060%, 06/01/2029 (Putable on 11/01/2017) (a)(b)	12,550,000
1,600,000	Louisiana Public Facilities Authority, Air Products & Chemicals Project 0.920%, 08/01/2050 (Putable on 11/01/2017) (a)	1,600,000
375,000	Louisiana Public Facilities Authority, Equipment & Capital Facilities Pooled—Series B (LOC: Capital One Bank NA) 1.270%, 07/01/2033 (Putable on 11/02/2017) (a)	375,000
910,000	North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 2.920%, 09/01/2021 (Putable on 11/02/2017) (a)	910,000
10,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project—Series A (LOC: Wells Fargo Bank N.A.) 1.250%, 03/15/2025 (Putable on 03/15/2018) (a)	10,009,500
		25,444,500

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Maine—0.6%
$7,000,000	City of Old Town Revenue, (CS: Georgia—pacific LLC) 1.060%, 12/01/2024 (Putable on 11/01/2017) (a)	$7,000,000
Maryland—1.6%
6,810,000	Maryland Economic Development Corp., Linemark Printing Project 1.420%, 12/01/2033 (Putable on 11/03/2017) (a)	6,810,000
950,000	Maryland Economic Development Corp., Redrock LLC Facilities 1.420%, 11/01/2022 (Putable on 11/03/2017) (a)	950,000
7,550,000	Maryland Industrial Development Financing Authority, Various Refunding Occidental Petroleum Corp. 1.050%, 03/01/2030 (Putable on 11/01/2017) (a)	7,550,000
2,255,000	Washington County, Conservit, Inc. Facilities 1.420%, 02/01/2023 (Putable on 11/03/2017) (a)	2,255,000
		17,565,000
Michigan—4.3%
48,100,000	Michigan State Housing Development Authority—Series A (SPA: JPMorgan Chase Bank NA) 0.960%, 10/01/2037 (Putable on 11/01/2017) (a)	48,100,000
Mississippi—9.3%
9,400,000	Mississippi Business Finance Corp., Power Company Project (CS: Mississippi Power Company) 2.460%, 12/01/2027 (Putable on 11/01/2017) (a)	9,400,000
10,600,000	Mississippi Business Finance Corp., Power Company Project (CS: Mississippi Power Company) 2.500%, 07/01/2025 (Putable on 11/01/2017) (a)	10,600,000
13,520,000	Mississippi Business Finance Corp., Power Company Project 2.500%, 05/01/2028 (Putable on 11/01/2017) (a)	13,520,000
63,000,000	Mississippi Business Finance Corp., PSL—North America LLC Project—Series A (LOC: ICICI Bank) 3.500%, 11/01/2032 (Putable on 11/02/2017) (a)	63,000,000
3,720,000	Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 1.150%, 03/01/2033 (Putable on 11/02/2017) (a)	3,720,000
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Mississippi—(continued)
$3,100,000	Mississippi Hospital Equipment & Facilities Authority, Baptist Member Health—Series B2 1.550%, 09/01/2022 (Putable on 01/09/2018) (a)(b)	$3,098,636
		103,338,636
Missouri—0.2%
1,000,000	Missouri Development Finance Board Revenue, Independence Missouri-Eastland Centre Project—Series A 5.000%, 04/01/2018	1,013,870
1,000,000	Missouri Development Finance Board Revenue, Independence Missouri-Hartman Heritage Project 3.000%, 04/01/2018	1,005,660
		2,019,530
Nebraska—0.0% (c)
305,000	Madison County Hospital Authority No 1 Revenue,—Series A (CS: Faith Regional Health Svc) 3.000%, 07/01/2018	307,907
Nevada—0.8%
6,400,000	Nevada Housing Division Revenue,—Series A (CS: Oakmont At Fort Apache Rd) 1.060%, 10/01/2026 (Putable on 11/01/2017) (a)	6,400,000
2,000,000	State of Nevada Department of Business & Industry Revenue, (CS: Republic Services, Inc.) 5.625%, 12/01/2026 (Putable on 06/01/2018) (a)	2,045,960
		8,445,960
New Jersey—5.7%
850,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series B 2.500%, 12/01/2029 (Putable on 12/01/2017) (a)	850,935
5,000,000	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project 1.150%, 12/15/2020 (Putable on 11/02/2017) (a)(b)	5,000,000
52,200,000	New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project—Series B (LOC: Sovereign Bank N.A.) 1.070%, 07/01/2030 (Putable on 11/01/2017) (a)	52,200,000
5,000,000	New Jersey Transportation Trust Fund Authority, Transportation System—Series A 5.000%, 12/15/2017	5,021,600
		63,072,535

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
New York—13.4%
$10,400,000	Addison Central School District, Bond Anticipation Notes 2.000%, 06/26/2018	$10,442,952
3,500,000	Binghamton City School District, Tax Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 12/18/2017	3,503,745
3,083,593	City of Elmira, Bond Anticipation Notes 3.000%, 08/03/2018	3,096,451
3,500,000	City of Fulton, Bond Anticipation Notes, General Obligation 2.000%, 07/27/2018	3,504,865
1,100,000	City of Long Beach, Bond Anticipation Notes—Series B 2.000%, 02/15/2018	1,102,288
4,000,000	City of Long Beach, Revenue Anticipation Notes 2.000%, 06/22/2018	4,015,520
4,200,000	City of Long Beach, Tax Anticipation Notes 2.000%, 06/22/2018	4,216,296
1,600,000	City of New York 1.090%, 06/01/2036 (Putable on 11/01/2017) (a)	1,600,000
16,800,000	County of Clinton, Bond Anticipation Notes—Series B 2.375%, 06/08/2018	16,907,856
9,090,420	East Ramapo Central School District, BANS 2.500%, 04/27/2018	9,138,145
24,970,000	Lewiston-Porter Central School District, Bond Anticipation Notes 2.000%, 06/14/2018	25,086,860
16,515,000	New York City Housing Development Corp. (SPA: Wells Fargo Bank N.A.) 0.890%, 05/01/2057 (Putable on 11/02/2017) (a)	16,515,000
1,300,000	New York City Industrial Development Agency, Novelty Crystal Corp. Project. 1.370%, 12/01/2034 (Putable on 11/02/2017) (a)	1,300,000
20,000,000	New York Environmental Facilities Corp. Solid Waste Disposal Revenue, Waste Management, Inc. Project—Series 2012 1.180%, 05/01/2030 (Putable on 11/01/2017) (a)	20,000,000
8,000,000	Rockland County, TANS 2.500%, 03/22/2018	8,033,360
10,265,000	State Mortgage Agency Homeowner Mortgage Revenue—Series 144 (SPA: JPMorgan Chase Bank NA) 0.980%, 10/01/2037 (Putable on 11/01/2017) (a)	10,265,000
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
New York—(continued)
$10,115,000	Utica School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 07/20/2018	$10,143,828
		148,872,166
North Carolina—2.9%
18,900,000	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project—Series A 1.140%, 11/01/2033 (Putable on 11/01/2017) (a)	18,900,000
13,100,000	Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project—Series B 1.140%, 11/01/2033 (Putable on 11/01/2017) (a)	13,100,000
		32,000,000
North Dakota—1.3%
14,700,000	Mercer County Pollution Control 1.100%, 11/13/2017 (Putable on 11/13/2017)	14,699,559
Ohio—0.5%
3,000,000	City of Akron, Ohio Various Purpose Income Tax Revenue Notes 2.500%, 12/13/2017	3,004,080
2,700,000	State of Ohio Revenue, Universal Forest Products (LOC: JPMorgan Chase Bank NA) 1.100%, 10/01/2020 (Putable on 11/02/2017) (a)	2,700,000
		5,704,080
Pennsylvania—4.7%
2,640,000	Coatesville School District, TRANS 3.000%, 11/15/2017	2,641,690
635,000	Franklin County Industrial Development Authority, Precast System LLC Project—Series A 1.420%, 11/01/2021 (Putable on 11/03/2017) (a)	635,000
240,000	Lancaster Industrial Development Authority, Henry Molded Products—Series C 1.420%, 02/01/2020 (Putable on 11/02/2017) (a)	240,000
13,500,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project 1.200%, 06/01/2044 (Putable on 01/02/2018) (a)	13,500,000
4,000,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project—Series A 1.200%, 04/01/2019 (Putable on 01/02/2018) (a)	3,999,520

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Pennsylvania—(continued)
$1,500,000	Pennsylvania Higher Educational Facilities Authority, Variable AICUP Financing Program—Series T2 1.500%, 05/01/2030 (Putable on 05/01/2018) (a)	$1,499,265
14,000,000	Philadelphia Authority for Industrial Development, Thomas Jefferson University—Series 2017B 1.150%, 09/01/2050 (Putable on 11/02/2017) (a)	14,000,000
15,565,000	State Public School Building Authority, 1.320%, 06/01/2023 (Putable on 11/02/2017) (a)(b)	15,565,000
245,000	York County Industrial Development Authority, York Sheet Metal Project 1.410%, 08/01/2018 (Putable on 11/01/2017) (a)	245,000
		52,325,475
Tennessee—2.3%
1,000,000	Clarksville Public Building Authority, City of Morristown Loans (LOC: Bank of America N.A.) 0.980%, 07/01/2035 (Putable on 11/01/2017) (a)	1,000,000
24,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 1.180%, 07/02/2035 (Putable on 11/01/2017) (a)	24,000,000
		25,000,000
Texas—5.6%
4,680,000	Dallas Independent School District, Multi-Modal School Building—Series B-2 4.000%, 02/15/2036 (Putable on 02/15/2018) (a)	4,719,405
2,500,000	Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc. Project 1.250%, 01/01/2026 (Putable on 11/01/2017) (a)	2,500,000
170,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 3.000%, 07/01/2018	171,282
125,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 3.000%, 07/01/2018	125,719
1,400,000	Port of Corpus Christi Authority of Nueces County, Flint Hills Resources LP, Project 1.070%, 01/01/2032 (Putable on 11/01/2017) (a)	1,400,000
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$25,000,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project 1.070%, 01/01/2030 (Putable on 11/01/2017) (a)	$25,000,000
27,725,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project—Series A 1.030%, 07/01/2029 (Putable on 11/01/2017) (a)(b)	27,725,000
		61,641,406
Utah—0.2%
2,500,000	Tender Option Bond Trust Receipts/Certificates 1.170%, 07/01/2042 (Putable on 11/02/2017) (a)(b)	2,500,000
Vermont—0.9%
2,950,000	Vermont Housing Finance Agency 1.000%, 05/01/2033 (Putable on 11/01/2017) (a)	2,950,000
6,555,000	Vermont Housing Finance Agency—Series A (LOC: DEXIA Credit Local) 1.000%, 05/01/2037 (Putable on 11/01/2017) (a)	6,555,000
		9,505,000
Virginia—0.1%
1,000,000	Virginia Public Building Authority,—Series C 5.000%, 08/01/2018	1,027,400
West Virginia—2.2%
24,000,000	West Virginia Economic Development Authority, Appalachian Power Co.—Series A 1.170%, 02/01/2036 (Putable on 11/02/2017) (a)	24,000,000
Wisconsin—0.5%
2,355,000	Marshfield Housing Authority, Wildwood Regency Housing LLC Project. 1.140%, 09/01/2033 (Putable on 11/02/2017) (a)	2,355,000
355,000	Milwaukee Redevelopment Authority, Kubin Nicholson Corp. Project—Series A (LOC: BMO Harris Bank N.A.) 1.200%, 08/01/2020 (Putable on 11/02/2017) (a)	355,000
2,490,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die—Namics Project (LOC: BMO Harris Bank N.A.) 1.200%, 11/01/2036 (Putable on 11/02/2017) (a)	2,490,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Municipal Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Wisconsin—continued)
$250,000	Wisconsin State Health & Educational Facilities, Community Care, Inc. (LOC: Bank Of Montreal) 1.200%, 09/01/2032 (Putable on 11/02/2017) (a)	$250,000
		5,450,000
Wyoming—0.3%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.—Series A 1.070%, 06/01/2024 (Putable on 11/01/2017) (a)	2,855,000
	Total Municipal Bonds (Cost $1,129,797,265)	1,129,745,856
	Security
Shares	Description	Value

Money Market Funds—0.0% (c)
45,022	BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.73%	$45,022
	Total Money Market Funds (Cost $45,036)	45,022
Total Investments (Cost $1,129,842,301) (d)—102.0%		1,129,790,878
Liabilities in Excess of Other Assets—(2.0)%		(21,901,858)
TOTAL NET ASSETS 100.0%		$1,107,889,020

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 15.0% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	See Note 7 for the cost of investments for federal tax purposes.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

CS—Credit Support

CSP—Continental Structural Plastics

LOC—Line of Credit

MUNIPSA—SIFMA Municipal Swap Index Yield Analysis

NA—North America

NATL—RE-Reinsurance provided by National Public Finance Guarantee Corp.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—99.9%
Alabama—1.6%
$750,000	Alabama Industrial Development Solid Waste Disposal Revenue (CS: OfficeMax, Inc.) 6.450%, 12/01/2023	$752,047
500,000	Alabama Special Care Facilities Financing Authority-Birmingham Revenue, Methodist Homes for the Aging—Series 2015-1 5.250%, 06/01/2025	562,410
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2018	50,040
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2019	49,986
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2020	49,854
50,000	City of Jemison AL Water & Sewer—Series A 3.000%, 03/01/2021	49,670
290,000	City of Jemison AL Water & Sewer—Series A 3.500%, 03/01/2026	281,201
850,000	Health Care Authority for Baptist Health Revenue—Series D 5.000%, 11/15/2021	852,958
850,000	Industrial Development Board of the City of Mobile Alabama Revenue,—Series A (CS: Alabama Power Company) 1.010%, 04/01/2031 (Putable on 11/01/2017) (a)	850,000
160,000	Jefferson County, Capital Improvement Warrants—Series A (CS: NATL-RE) 5.000%, 04/01/2023	160,286
65,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2018	65,211
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2019	70,720
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2020	70,993
70,000	Jemison Public Building Authority, Municipal Projects—Series B 3.000%, 03/01/2021	71,110
425,000	Selma Industrial Development Board Revenue, Zilkha Biomass Selma LLC Project 7.500%, 05/01/2025 (b)	306,000
		4,242,486
Arizona—3.1%
385,000	Arizona Industrial Development Authority, Kaizen Education Foundation Project 5.000%, 07/01/2022 (b)	399,799
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Arizona—(continued)
$405,000	Arizona Industrial Development Authority, Kaizen Education Foundation Project 5.000%, 07/01/2023 (b)	$421,159
625,000	Glendale Industrial Development Authority; Glencroft Retirement Obligation 4.250%, 11/15/2026	618,062
210,000	Industrial Development Authority of the City of Phoenix Revenue, Freedom Academy, Inc. (CS: Freedom Academy, Inc.) 3.875%, 07/01/2021 (b)	212,174
725,000	La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project—Series A 5.000%, 02/15/2021 (b)	783,239
500,000	La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project—Series A 5.000%, 02/15/2026 (b)	560,390
500,000	Maricopa County Industrial Development, Paradise Schools Project 2.875%, 07/01/2021 (b)	500,075
1,250,000	Maricopa County Industrial Development, Paradise Schools Project 4.000%, 07/01/2026 (b)	1,275,675
200,000	Phoenix Industrial Development Authority, AZ GFF Tiyan LLC (Guam annual appropriation) 5.000%, 02/01/2018	200,410
125,000	Phoenix Industrial Development Authority, Basis School, Inc. 3.000%, 07/01/2020 (b)	125,348
105,000	Phoenix Industrial Development Authority, Legacy Traditional Schools Project—Series A 4.750%, 07/01/2019 (b)	108,165
2,800,000	The Industrial Development Authority of the City of Phoenix Revenue,—Series A (CS: Legacy Tradtnl School) 4.000%, 07/01/2022 (b)	2,760,072
		7,964,568
Arkansas—0.4%
200,000	County of Boone, Arkansas Hospital, North Arkansas Regional Medical Center Project 2.950%, 05/01/2019	200,188
200,000	County of Boone, Arkansas Hospital, North Arkansas Regional Medical Center Project—Series 2011 2.625%, 05/01/2018	200,156

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Arkansas—(continued)
$500,000	Public Housing Authority Municipal Series 1 LLC 3.000%, 09/01/2026 (Putable on 12/01/2017) (a)(b)	$499,710
		900,054
California—4.7%
250,000	California Municipal Finance Authority, Julian Charter School Project—Series A 5.000%, 03/01/2025 (b)	260,090
1,500,000	California Pollution Control Financing Authority, (CS: Calplant I LLC) 7.500%, 07/01/2032 (b)	1,594,050
3,000,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue 7.000%, 07/01/2022 (b)	3,193,140
2,500,000	California School Finance Authority, Ocean Charter School 6.000%, 01/01/2019 (b)	2,494,650
2,250,000	Golden State Tobacco Securitization Corp. Revenue,—Series A 5.000%, 06/01/2033	2,235,465
170,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 4.625%, 06/01/2021	170,063
130,000	Inland Empire Tobacco Securitization Authority, Tobacco Settlement—Series A 5.000%, 06/01/2021	130,049
1,000,000	Palomar Pomerado Health Care (CS: Palomar Health) 5.500%, 11/01/2019	1,038,230
985,000	Tobacco Securitization Authority of Northern California Revenue—Series A-2 5.400%, 06/01/2027	985,187
		12,100,924
Colorado—0.9%
1,000,000	City & County of Denver Revenue, (CS: United Airlines, Inc.) 5.000%, 10/01/2032	1,083,350
110,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc.—Series B 3.150%, 12/01/2018	110,140
585,000	Eagle County Airport Terminal Corp. Revenue,—Series B 2.000%, 11/01/2017	585,000
500,000	Lambertson Farms Metropolitan District No. 1, General Obligation 5.000%, 12/15/2025	501,420
		2,279,910
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Connecticut—1.7%
$1,000,000	Connecticut State Health & Educational Facility Authority—Series F (CS: Masonicare Corp Oblig Grp) 5.000%, 07/01/2024	$1,131,560
1,000,000	Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project 2.875%, 09/01/2020 (b)	1,000,290
1,900,000	Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project—Series B-1 3.250%, 09/01/2021 (b)	1,903,401
395,000	Mohegan Tribe of Indians of Connecticut Revenue—Series C 4.750%, 02/01/2020 (b)	397,939
		4,433,190
District of Columbia—1.2%
475,000	District of Columbia, Howard University—Series A 5.250%, 10/01/2022	499,481
665,000	District of Columbia, Ingleside Rock Creek Project—Series A 4.125%, 07/01/2027	684,152
1,500,000	District of Columbia, Ingleside Rock Creek Project—Series B 3.875%, 07/01/2024	1,501,455
220,000	District of Columbia, Methodist Home 4.500%, 01/01/2025	218,790
240,000	District of Columbia, National Law Enforcement Officers Memorial Fund, Inc.—Series B 5.750%, 07/01/2025	239,993
		3,143,871
Florida—4.1%
450,000	Broward County Educational Facilities Authority—Series A (CS: Nova Southeastern University Project) 0.930%, 04/01/2038 (Putable on 11/01/2017) (a)	450,000
250,000	Capital Trust Agency, Inc. Revenue, First Mortgage Revenue-Silver Creek St. Augustine Project—Series A 6.500%, 01/01/2024	205,667
170,000	Capital Trust Agency, Inc. Revenue, River City Education Services, Inc. Project—Series A 4.625%, 02/01/2025	172,130
90,000	Celebration Pointe Community Development District No.1, Special Assessment Revenue 4.750%, 05/01/2024	91,306
200,000	City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC—Series A 5.000%, 11/15/2021	220,456

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Florida—(continued)
$200,000	City of Tampa, Solid Waste System Revenue 5.000%, 10/01/2020	$218,802
6,150,000	County of St. Lucie Florida, Solid Waste Disposal, Florida Power & Light Co. 0.980%, 05/01/2024 (Putable on 11/01/2017) (a)	6,150,000
2,000,000	Florida Development Finance Corp. Revenue, (CS: Waste Pro Usa, Inc.) 5.000%, 08/01/2029 (Putable on 08/01/2022) (a)(b)	2,048,180
100,000	Florida Development Finance Corp., Educational Facilities Revenue Bonds, Miami Arts Charter School Project—Series A 5.000%, 06/15/2024 (b)	99,716
100,000	Liberty County, Industrial Development, Georgia Pacific Corp. Project 1.060%, 10/01/2028 (Putable on 11/02/2017) (a)(b)	100,000
290,000	State Development Finance Corp. Revenue, Tuscan Isle Obligated Group—Series A 6.500%, 06/01/2025 (b)	235,860
50,000	Village Community Development District #11, Special Assessment Revenue 3.250%, 05/01/2019	50,865
500,000	Village Community Development District #12, Special Assessment Revenue 2.875%, 05/01/2021	508,835
		10,551,817
Georgia—2.2%
1,500,000	Atlanta Development Authority, Georgia Proton Treatment Center Project 6.000%, 01/01/2023	1,518,750
2,000,000	Atlanta Development Authority, Georgia Proton Treatment Center Project 6.500%, 01/01/2029	2,061,260
1,500,000	Morgan County Hospital Authority 2.750%, 09/01/2019	1,505,835
705,000	Turner County School District, Guaranteed Energy Saving Project 4.500%, 12/01/2019	705,106
		5,790,951
Guam—0.2%
250,000	Guam International Airport Authority—Series C 5.000%, 10/01/2021	267,748
200,000	Territory of Guam—Series A 5.000%, 12/01/2017	200,582
		468,330
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Hawaii—0.3%
$870,000	State of Hawaii Department of Budget & Finance Revenue,—Series A (CS: Hawaii Pacific University) 5.000%, 07/01/2020	$889,862
Idaho—0.4%
900,000	Idaho Housing & Finance Association; Idaho Arts Charter School—Series A 4.000%, 12/01/2026	945,819
200,000	Idaho Housing & Finance Association; Victory Charter School—Series A 4.000%, 07/01/2026	210,160
		1,155,979
Illinois—8.4%
155,000	Chicago Board of Education, Dedicated Revenues (CS: Assured Guaranty Municipal) 5.000%, 12/01/2022	155,463
225,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.000%, 12/01/2020	225,700
100,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.000%, 12/01/2021	100,311
75,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.250%, 12/01/2018	77,249
725,000	Chicago Board of Education, General Obligation—Series A (CS: NATL-RE) 5.250%, 12/01/2019	727,414
3,935,000	Chicago Board of Education, General Obligation—Series A 6.000%, 01/01/2020	4,070,561
185,000	Chicago Board of Education, Refunding—Series G 9.000%, 03/01/2032 (Putable on 11/02/2017) (a)	186,003
150,000	City of Chicago—Series A 4.000%, 01/01/2019	152,526
210,000	City of Chicago—Series A 4.000%, 01/01/2020	210,512
500,000	City of Chicago—Series C 4.750%, 01/01/2028	501,875
90,000	City of Chicago, General Obligation (CS: AMBAC) 5.000%, 12/01/2024	90,327
135,000	City of Chicago, General Obligation—Series A 5.000%, 01/01/2018	135,555
10,000	City of Chicago, General Obligation—Series A (CS: Assured Guaranty Municipal) 5.000%, 01/01/2023	10,028

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Illinois—(continued)
$40,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2026	$40,117
1,000,000	City of Chicago, General Obligation—Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2027	1,002,660
965,000	City of Chicago, General Obligation—Series C (CS: NATL-RE) 5.000%, 01/01/2019	970,259
1,000,000	Cook County Community College District No. 524. Moraine Valley—Series B 5.000%, 12/01/2021	1,003,580
600,000	Cook County School District No. 144, Prairie Hills—Series A 4.000%, 12/01/2033	609,582
1,200,000	Cook County, General Obligation—Series B 5.000%, 11/15/2018	1,203,600
300,000	Illinois Finance Authority Educational Facility Revenue, Senior Rogers Park Montessori School Project 5.000%, 02/01/2024	304,347
420,000	Illinois Finance Authority, Belmont School Project 4.500%, 12/01/2020 (b)	426,628
450,000	Illinois Finance Authority, Roosevelt University Project 5.000%, 04/01/2018	450,122
1,035,000	Illinois Finance, Benedictine University 5.000%, 10/01/2025	1,175,149
715,000	Kendall County, General Obligation 3.750%, 12/15/2019	717,402
635,000	Macon & De Witt Counties Community Unit School District No. 2 Maroa-Forsyth, General Obligation 4.500%, 10/01/2018	637,800
1,000,000	Public Building Commission of Chicago, School Reform Board of Trustees of the Board of Education—Series B (CS: NATL-RE) 5.250%, 12/01/2018	1,033,570
150,000	Southwestern Development Authority, Memorial Group, Inc. 5.750%, 11/01/2019	159,671
745,000	State of Illinois, General Obligation (INS. Assured Guaranty) 4.000%, 02/01/2030	768,646
740,000	State of Illinois, General Obligation 5.000%, 02/01/2020	777,666
2,000,000	State of Illinois, General Obligation 5.000%, 08/01/2024	2,143,620
50,000	State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021	53,517
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Illinois—(continued)
$180,000	Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	$180,394
125,000	Village of Posen, 4.200%, 12/01/2017	125,100
130,000	Village of Posen, 4.300%, 12/01/2018	130,114
140,000	Village of Posen, 4.400%, 12/01/2019	140,263
400,000	Village of Sauk, Illinois, Cook and Will Counties, General Obligation, Tax Increment Bonds 4.300%, 12/01/2023	410,728
300,000	Village of Sauk, Illinois, Cook and Will Counties, General Obligation, Tax Increment Bonds 4.600%, 12/01/2026	307,590
285,000	Village of Willow Springs—Series C 4.450%, 12/15/2021	285,490
		21,701,139
Indiana—0.2%
205,000	City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024	229,241
225,000	Indiana Finance Authority, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	239,935
50,000	Indiana Finance Authority, United States Steel Corp. 6.000%, 12/01/2019	51,703
		520,879
Iowa—0.1%
330,000	Iowa Higher Education Loan Authority, Wartburg College Project 2.500%, 10/01/2020	327,974
Kansas—3.3%
2,000,000	City of Derby Revenue, Kansas Sales Tax Special Obligation 4.000%, 03/01/2025	2,000,280
1,800,000	City of Wichita Revenue, 3.000%, 09/01/2023	1,808,010
1,000,000	City of Wichita Revenue, 4.200%, 09/01/2027	1,004,290
575,000	Kansas Independent College Finance Authority, Revenue Anticipation Notes, Bethany College—Series A 6.950%, 05/01/2018 (b)	577,162
250,000	Kansas Independent College Finance Authority, Revenue Anticipation Notes, Bethel College—Series D 4.150%, 05/01/2018	251,015
200,000	Kansas Independent College Finance Authority, Revenue Anticipation Notes, Central Christian College—Series B 4.900%, 05/01/2018	200,808

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Kansas—(continued)
$2,500,000	Kansas Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University—Series C 5.000%, 05/01/2018	$2,507,050
210,000	Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel—Series B (CS: AMBAC) 5.125%, 01/01/2022	210,338
		8,558,953
Kentucky—0.8%
500,000	Kentucky Economic Development Finance Authority, Temps-85, Masonic Home Independent 3.250%, 05/15/2022	504,115
1,500,000	Ohio County Revenue, Big Rivers Electric Project—Series A (CS: Big Rivers Electric Corp.) 6.000%, 07/15/2031	1,526,730
		2,030,845
Louisiana—0.9%
1,650,000	East Baton Rouge Parish Industrial Development Board, Solid Waste Disposal, Georgia Pacific Corp. Project 1.060%, 06/01/2029 (Putable on 11/01/2017) (a)(b)	1,650,000
250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, St. James Place of Baton Rouge—Series A 5.500%, 11/15/2025	274,900
250,000	Parish of St. Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (a)	265,195
		2,190,095
Maryland—2.4%
110,000	Anne Arundel County, Consolidated Special Taxing District Bonds, Villages at Two Rivers Project 4.200%, 07/01/2024	109,742
825,000	City of Rockville Revenue, (CS: King Farm Ingleside) 3.500%, 11/01/2026	826,171
625,000	City of Rockville Revenue, (CS: King Farm Ingleside) 5.000%, 11/01/2025	708,544
365,000	City of Rockville Revenue, (CS: King Farm Ingleside) 5.000%, 11/01/2026	417,151
600,000	City of Rockville Revenue, (CS: King Farm Ingleside) 5.000%, 11/01/2027	681,642
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Maryland—(continued)
$315,000	City of Rockville Revenue,—Series A-2 (CS: King Farm Ingleside) 3.375%, 11/01/2027	$313,545
705,000	City of Rockville Revenue,—Series A-2 (CS: King Farm Ingleside) 5.000%, 11/01/2025	799,237
1,445,000	Maryland Economic Development Corp., CNX Marine Terminal, Inc. 5.750%, 09/01/2025	1,526,223
450,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Issue 5.000%, 01/01/2021	491,756
355,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Issue—Series A 5.000%, 01/01/2020	378,526
		6,252,537
Massachusetts—0.9%
1,500,000	Massachusetts Development Finance Agency, UMass Boston Student Housing Project; Provident Commonwealth Education Resource 5.000%, 10/01/2024	1,717,245
450,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.000%, 01/01/2021	458,586
50,000	Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project—Series A (CS: AMBAC) 5.500%, 01/01/2022	50,926
		2,226,757
Michigan—2.5%
500,000	Calhoun County Hospital Finance Authority Refunding Bonds, Oaklawn Hospital 5.000%, 02/15/2024	552,055
100,000	Charyl Stockwell Academy Revenue 4.875%, 10/01/2023	100,685
315,000	Jackson College Dormitories, College Housing Revenue 5.000%, 05/01/2021	322,355
1,000,000	Michigan Municipal Bond Authority, Local Government Public Improvement—Series A (CS: AMBAC) 5.000%, 12/01/2018	1,001,760
2,950,000	Michigan State Housing Development Authority—Series A (SPA: JPMorgan Chase Bank NA) 0.960%, 10/01/2037 (Putable on 11/01/2017) (a)	2,950,000

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Michigan—(continued)
$665,000	Michigan Strategic Fund Revenue, Genesee Power Station Project 7.500%, 01/01/2021	$654,307
200,000	Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025	204,446
610,000	Michigan Tobacco Settlement Finance Authority—Series A 5.125%, 06/01/2022	607,883
		6,393,491
Minnesota—1.0%
540,000	City of Blaine Revenue, Crest View Senior Community Project—Series A 5.125%, 07/01/2025	563,776
145,000	City of Hugo, Charter School Lease Revenue, Noble Academy Project—Series A 4.000%, 07/01/2020	150,150
525,000	City of International Falls Revenue, Boise Cascade Corp. Project (CS: Officemax, Inc.) 5.650%, 12/01/2022	526,433
300,000	City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	307,713
420,000	City of Sauk Rapids Revenue, (CS: Good Shepherd Lutheran) 5.000%, 01/01/2020	437,544
490,000	Rice County Revenue, St. Mary’s School—Series A 5.000%, 08/01/2022 (b)	508,454
		2,494,070
Mississippi—2.3%
980,000	Mississippi Business Finance Corp., Northrop Grumman Ship System 4.550%, 12/01/2028	980,235
5,000,000	Mississippi Business Finance Corp., PSL-North America LLC Project—Series A (LOC: ICICI Bank) 3.500%, 11/01/2032 (Putable on 11/02/2017) (a)	5,000,000
		5,980,235
Missouri—0.6%
555,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 4.000%, 11/15/2021	570,834
625,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2022	664,669
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
Missouri—(continued)
$350,000	Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2023	$374,017
		1,609,520
Montana—0.2%
500,000	City of Kalispell, Montana, Housing and Healthcare Facilities (CS: Immanuel Lutheran Corp. Project) 3.400%, 11/15/2022	501,870
Nebraska—0.3%
615,000	Scotts Bluff County Hospital Authority—Series A (CS: Regional West Medical Center) 5.000%, 02/01/2022	667,257
Nevada—0.2%
600,000	Nevada Department of Business & Industry 3.125%, 07/15/2022 (b)	597,774
New Hampshire—0.1%
250,000	New Hampshire Business Finance Authority, Casella Waste Systems, Inc. Project 4.000%, 04/01/2029 (Putable on 10/01/2019) (a)(b)	249,720
New Jersey—4.2%
415,000	Atlantic City Municipal Utilities Authority, Refunding Water System—Series 2007 (CS: AMBAC) 4.000%, 06/01/2018	414,237
400,000	New Jersey Economic Development Authority, (CS: Sjf Ccrc, Inc.) 3.250%, 01/01/2018	400,612
100,000	New Jersey Economic Development Authority, Charter School Revenue, Greater Brunswick Charter School Project—Series A 4.750%, 08/01/2024 (b)	103,019
370,000	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (CS: United Airlines, Inc.) 4.875%, 09/15/2019	384,204
500,000	New Jersey Economic Development Authority, Lions Gate Project—Series 2014 4.375%, 01/01/2024	523,515
125,000	New Jersey Economic Development Authority, Private Activity-The Goethals Bridge Replacement Project 5.250%, 01/01/2025	144,056

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
New Jersey—(continued)
$700,000	New Jersey Economic Development Authority, School Facilities Construction—Series E 5.000%, 09/01/2023	$748,391
2,000,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Bond 5.000%, 06/15/2021	2,186,460
55,000	New Jersey Economic Development Authority, United Airlines, Inc. Project 5.500%, 04/01/2028	55,198
405,000	New Jersey Tobacco Settlement Financing Corp. Revenue—Series A 4.500%, 06/01/2023	412,079
1,000,000	New Jersey Transportation Trust Fund Authority, FED Highway Reimbursement Notes 5.000%, 06/15/2024	1,022,050
2,000,000	New Jersey Transportation Trust Fund Authority, FED Highway Reimbursement Notes—Series A 5.000%, 06/15/2028	2,043,460
2,500,000	Tobacco Settlement Financing Corp. 5.000%, 06/01/2029	2,505,475
5,000	Tobacco Settlement Financing Corp. Revenue—Series 1-A 4.625%, 06/01/2026	5,020
		10,947,776
New Mexico—0.0% (c)
40,000	City of Albuquerque, Karsten Co.—Series A (LOC: U.S. Bank N.A.) 3.000%, 12/01/2017 (Putable on 11/02/2017) (a)	40,000
15,000	City of Albuquerque, Karsten Co.—Series B 3.000%, 12/01/2017 (Putable on 11/02/2017) (a)	15,000
		55,000
New York—8.6%
300,000	Brookhaven Local Development Corp. 5.000%, 11/01/2021	335,511
250,000	Brookhaven Local Development Corp. 5.000%, 11/01/2022	285,243
895,000	Buffalo & Erie County Industrial Land Development Corp, Charter School for Applied Technologies Project. 4.000%, 06/01/2022	947,572
765,000	Build NYC Resource Corp., (CS: Metropolitan Clg Of Ny) 5.000%, 11/01/2020	805,622
1,800,000	City of Ogdensburg, TANS 4.000%, 08/31/2018	1,808,982
Principal	Security
Amount	Description	Value

Municipal Bonds—(continued)
New York—(continued)
$1,200,000	City of Poughkeepsie, Bond Anticipation Notes—Series A 4.000%, 05/04/2018	$1,205,040
1,150,000	Nassau County Tobacco Settlement Corp. Revenue, Asset Brookfield—Series A-2 5.250%, 06/01/2026 (Putable on 05/31/2026) (a)	1,150,161
1,000,000	Nassau Health Care Corp., Revenue Anticipation Notes 2.750%, 01/16/2018	1,001,430
5,950,000	New York City Housing Development Corp. (SPA: Wells Fargo Bank N.A.) 0.890%, 05/01/2057 (Putable on 11/02/2017) (a)	5,950,000
445,000	New York State Dormitory Authority, Touro College And University—Series A 4.000%, 01/01/2023	472,474
440,000	New York State Dormitory Authority, Yeshiva University—Series A 5.000%, 11/01/2018	454,395
95,000	New York State Dormitory Authority, Yeshiva University—Series A 5.000%, 11/01/2019	98,901
1,075,000	New York Transportation Development Corp., American Airlines, Inc. 5.000%, 08/01/2018	1,098,360
100,000	Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project—Series A 4.625%, 07/01/2022	105,761
100,000	Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project—Series A 5.000%, 07/01/2019	104,218
115,000	Suffolk Tobacco Asset Securitization Corp., General Obligation—Series A 5.000%, 06/01/2018	117,094
2,000,000	Town of Oyster Bay, Bond Anticipation Notes General Obligation—Series C 4.000%, 06/01/2018	2,021,700
110,000	Village of Johnson City, 5.000%, 10/01/2019	113,046
115,000	Village of Johnson City, 5.000%, 10/01/2020	119,284
115,000	Village of Johnson City, 5.000%, 10/01/2021	119,801
115,000	Village of Johnson City, 5.000%, 10/01/2022	119,871
3,684,050	Village of Johnson City,—Series B 4.000%, 10/04/2018	3,703,870
		22,138,336

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Ohio—2.9%
$2,910,000	Buckeye Tobacco Settlement Financing Authority—Series A 5.125%, 06/01/2024	$2,723,673
2,150,000	Buckeye Tobacco Settlement Financing Authority—Series A-2 5.375%, 06/01/2024	2,040,758
1,110,000	Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Assets-Backed Bonds—Series A-1 5.750%, 06/01/2034	1,041,169
400,000	City of Cleveland, Airport Special Revenue, United Airlines, Inc. 5.375%, 09/15/2027	401,320
255,000	Licking County Revenue, Kendal Granville Obligation Group—Series B 3.750%, 07/01/2020	255,217
200,000	Ohio Air Quality Development Authority, AK Steel Corp. Project 6.750%, 06/01/2024	207,564
750,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project—Series E 5.625%, 10/01/2019	776,130
		7,445,831
Oklahoma—0.9%
1,510,000	Payne County Economic Development Authority, Epworth Living At The Ranch—SE (CS: White Woods Retirement) 4.750%, 11/01/2023	1,157,521
1,500,000	Payne County Economic Development Authority, Epworth Living At The Ranch—SE (CS: White Woods Retirement) 5.250%, 11/01/2024	1,149,570
		2,307,091
Oregon—0.1%
40,000	Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2019	41,571
100,000	Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project—Series A 5.000%, 10/01/2024	110,625
		152,196
Pennsylvania—7.3%
1,250,000	Allentown Neighborhood Improvement Zone Development Authority, Tax Revenue Bond 5.000%, 05/01/2022 (b)	1,361,038
325,000	Chester County Health & Education Facilities Authority, Simpson Senior Services Project 5.000%, 12/01/2025	349,564
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Pennsylvania—(continued)
$270,000	City of Scranton, TRANS 2.500%, 12/15/2017	$270,008
1,150,000	Dauphin County General Authority, Harrisburg University of Science and Technology Project 4.000%, 10/15/2022 (b)	1,161,615
1,650,000	Dauphin County General Authority, Harrisburg University of Science and Technology Project 5.000%, 10/15/2027 (b)	1,711,660
175,000	Delaware County Authority Revenue, Eastern University (CS: Eastern University) 3.125%, 10/01/2018	175,005
505,000	Delaware County Authority Revenue, Eastern University (CS: Eastern University) 4.000%, 10/01/2019	507,853
1,500,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project—Series A 5.000%, 06/01/2031 (b)	1,540,140
1,000,000	Hospitals & Higher Education Facilities of Philadelphia—Series B (CS: Temple University Health System Obligated Group) 6.250%, 07/01/2023	1,003,210
100,000	Indiana County Hospital Authority, Regional Medical Center—Series A 5.000%, 06/01/2023	108,810
1,280,000	Moon Industrial Development Authority, Baptist Homes Society Obligation 5.000%, 07/01/2020	1,332,672
3,100,000	Pennsylvania Economic Development Financing Authority, Colver Project 5.000%, 12/01/2037 (Putable on 09/01/2020) (a)	3,122,537
500,000	Philadelphia Authority for Industrial Development Revenue, (CS: Evangelical Svcs Oblg Grp) 5.000%, 07/01/2031	543,065
235,000	Philadelphia Authority for Industrial Development Revenue, (CS: Evangelical Svcs Oblg Grp) 5.000%, 07/01/2032	254,061
695,000	Philadelphia Authority for Industrial Development Revenue, Discovery Charter School Project 5.000%, 04/01/2022	718,574
800,000	Philadelphia Authority for Industrial Development Revenue, Kipp Philadelphia Charter School Project—Series A 4.000%, 04/01/2026	807,384

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Pennsylvania—(continued)
$380,000	Philadelphia Hospitals & Higher Education Facilities Authority, Refunding-Temple University Health System—Series B 5.500%, 07/01/2026	$381,045
2,000,000	Philadelphia School District—Series F 5.000%, 09/01/2024	2,302,620
135,000	Pottsville Hospital Authority, Schuylkill Health System Project 5.250%, 07/01/2033 (b)	142,657
200,000	Pottsville Hospital Facilities Authority, Schuylkill Health System Project 5.750%, 07/01/2022	221,064
100,000	Scranton School District—Series B 5.000%, 06/01/2023	112,390
100,000	Scranton School District—Series B 5.000%, 06/01/2024	113,522
100,000	Scranton School District—Series B 5.000%, 06/01/2025	114,051
345,000	Scranton School District—Series D 5.000%, 06/01/2027	389,719
		18,744,264
Puerto Rico—8.2%
210,000	Commonwealth of Puerto Rico (CS: Assured Guaranty Municipal) 5.500%, 07/01/2018	213,933
3,290,000	Commonwealth of Puerto Rico—Series A (CS: NATL-RE) 5.500%, 07/01/2020	3,413,342
1,030,000	Commonwealth of Puerto Rico, General Obligation Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2020	1,068,615
115,000	Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2019	119,761
110,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2027	110,262
2,265,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2018	2,295,555
885,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2019	909,709
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Puerto Rico—(continued)
$860,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2019	$884,011
125,000	Commonwealth of Puerto Rico, Public Improvement Bonds—Series A (CS: NATL-RE) 5.500%, 07/01/2021	130,242
100,000	Puerto Rico Electric Power Authority—Series A (CS: Assured Guaranty Municipal) 5.000%, 08/01/2020	101,412
360,000	Puerto Rico Electric Power Authority—Series MM (CS: NATL-RE) 5.000%, 07/01/2019	367,175
265,000	Puerto Rico Electric Power Authority—Series NN (CS: NATL-RE) 5.250%, 07/01/2019	271,339
205,000	Puerto Rico Electric Power Authority—Series PP (CS: NATL-RECS: NATL-RE) 5.000%, 07/01/2023	205,008
260,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2022	260,447
235,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RECS: NATL-RE) 4.000%, 07/01/2019	235,035
155,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.000%, 07/01/2020	155,318
1,260,000	Puerto Rico Electric Power Authority—Series SS (CS: NATL-RE) 5.250%, 07/01/2023	1,284,595
335,000	Puerto Rico Electric Power Authority—Series UU (CS: NATL-RECS: NATL-RECS: NATL-RECS: NATL-RECS: NATL-RE) 4.500%, 07/01/2018	337,342
250,000	Puerto Rico Electric Power Authority—Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2020	253,530
300,000	Puerto Rico Electric Power Authority—Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2024	302,727
390,000	Puerto Rico Highway & Transportation Authority—Series A (CS: NATL-RE) 5.500%, 07/01/2019	400,889

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Puerto Rico—(continued)
$145,000	Puerto Rico Highway & Transportation Authority—Series D (CS: Assured Guaranty Municipal) 5.000%, 07/01/2027	$145,776
200,000	Puerto Rico Highways & Transportation Authority—Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2023	220,052
5,000,000	Puerto Rico Public Buildings Authority (CS: NATL-RE) 6.000%, 07/01/2023	5,311,950
500,000	Puerto Rico Public Buildings Authority—Series F (CS: Assured Guaranty Municipal) 5.250%, 07/01/2019	518,685
115,000	Puerto Rico Public Buildings Authority—Series F (CS: NATL-RE) 5.250%, 07/01/2019	117,751
300,000	Puerto Rico Public Buildings Authority, Government Facilities—Series F (CS: NATL-RE) 5.250%, 07/01/2018	303,558
1,200,000	Puerto Rico Public Buildings Authority, Government Facilities—Series F (CS: Assured Guaranty Municipal) 5.250%, 07/01/2021	1,284,360
		21,222,379
Rhode Island—0.5%
680,000	Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2022	742,628
500,000	Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2023	550,855
100,000	Rhode Island Health & Educational Building Corp., Hospital Financing-Care New England—Series A 5.000%, 09/01/2021	113,379
		1,406,862
South Carolina—0.6%
85,000	Clarendon Hospital District, General Obligation 4.500%, 04/01/2018	86,196
65,000	South Carolina Jobs-Economic Development Authority, Palmetto Health 5.000%, 08/01/2019	68,606

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
South Carolina—(continued)
$1,500,000	South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (CS: Upstate Senior Living Obligation) 4.000%, 11/15/2032	$1,431,315
		1,586,117
Tennessee—0.6%
1,000,000	Shelby County Health Educational & Housing Facilities Board, Trezevant Manor Project—Series A 5.000%, 09/01/2024	1,107,670
345,000	Tennessee Energy Acquisition Corp. Revenue—Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018	356,799
		1,464,469
Texas—14.2%
650,000	Arlington Higher Education Finance Corp. Revenue, Newman International Academy—Series A 4.375%, 08/15/2026	649,727
300,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2023	340,131
150,000	Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2024	171,117
500,000	Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.000%, 12/01/2021	536,930
150,000	City of Houston Airport System, United Airlines, Inc.—Series C 5.000%, 07/15/2020	160,794
200,000	City of Houston Airport System, United Airlines, Inc. Terminal E Project 4.500%, 07/01/2020	211,834
215,000	City of Rowlett, Bayside Public Improvement District 4.900%, 09/15/2024	209,726
110,000	Dallas County Schools, 4.000%, 12/01/2017	105,389
1,240,000	Dallas County Schools, Public Property Finance Contractual Obligation 3.000%, 06/01/2018	1,185,378
75,000	Decatur Hospital Authority, Wise Regional Health System.—Series A 5.000%, 09/01/2023	83,390

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$895,000	Harris County Cultural Education Facilities Finance Corp., First Mortgage Brazos Presbyterian Homes 5.000%, 01/01/2027	$966,054
135,000	Harris County Cultural Education Facilities Finance Corp., Willow Winds Project—Series A 5.000%, 10/01/2023	148,667
500,000	Mission Economic Development Corp. Revenue, Senior Lien Natgasoline Project—Series B 5.750%, 10/01/2031 (b)	525,245
675,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2025	721,845
500,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2026	533,555
500,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series B 4.000%, 07/01/2031	515,505
255,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 4.000%, 07/01/2019	262,495
275,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 4.000%, 07/01/2021	287,678
300,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2023	326,460
330,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series C 5.000%, 07/01/2025	362,541
150,000	New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park—Series D 6.000%, 07/01/2026	146,430
1,000,000	New Hope Cultural Education Facilities Finance Corp., TEMPS-80 MRC Senior Living Project 3.250%, 11/15/2022	984,000
1,200,000	Port Beaumont Navigation District Revenue, Jefferson Energy Co. Project (CS: Jefferson Railport LLC; SPA: See Notes) 7.250%, 02/01/2036 (Putable on 02/13/2020) (a)(b)	1,231,368
Shares	Security Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$9,750,000	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project—Series A 1.030%, 07/01/2029 (Putable on 11/01/2017) (a)(b)	$9,750,000
80,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	93,170
50,000	SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023	59,246
500,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Buckingham Senior Living Project 3.875%, 11/15/2020	500,055
1,500,000	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility—Series A (CS: Buckingham Senior Living Community, Inc. Project) 4.500%, 11/15/2021	1,493,955
3,000,000	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Buckingham Senior Livng Community, Inc. Project—Series A 5.625%, 11/15/2024	3,074,880
1,500,000	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien—Series D 2.334%, (US0003M*0.67 +145.000 bps) 12/15/2026 (Putable on 12/15/2017) (a)	1,436,430
2,700,000	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien—Series D (CS: Merrill Lynch) 6.250%, 12/15/2026	3,303,666
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Revenue (CS: Macquarie Group Ltd.) 5.000%, 12/15/2025	1,147,900
100,000	Texas Public Finance Authority, Refunding, Southern University Financing System 5.000%, 11/01/2021	113,156
3,400,000	Travis County Health Facilities Development Corp. First Mortgage Revenue (CS: Longhorn Village) 5.250%, 01/01/2047 (Putable on 01/04/2022) (a)	3,444,200

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Texas—(continued)
$1,000,000	Tyler Health Facilities Development Corp., Hospital and Improvement Bond—Series A (CS: East Texas Medical Center Regional Healthcare System Project) 5.250%, 11/01/2019	$1,001,250
500,000	Tyler Health Facilities Development Corp., Hospital and Improvement Bond—Series A (CS: East Texas Medical Center Regional Healthcare System Project) 5.250%, 11/01/2021	497,160
		36,581,327
Utah—0.2%
500,000	Utah Charter School Finance Authority 3.625%, 06/15/2021 (b)	500,235
Vermont—0.5%
265,000	Vermont Housing Finance Agency—Series A (SPA: TD Bank NA) 1.000%, 11/01/2033 (Putable on 11/01/2017) (a)	265,000
700,000	Vermont Housing Finance Agency—Series A (LOC: DEXIA Credit Local) 1.000%, 05/01/2037 (Putable on 11/01/2017) (a)	700,000
360,000	Vermont Student Assistance Corp. Education Loan Revenue—Series A 3.000%, 06/15/2019	366,282
		1,331,282
Virgin Islands—0.6%
485,000	Virgin Islands Public Finance Authority, Matching Fund Loan Note—Series A 5.000%, 10/01/2020	353,449
1,210,000	Virgin Islands Public Finance, Gross Receipts Taxes Loan Note—Series A 5.000%, 10/01/2032 (b)	1,279,599
		1,633,048
Washington—2.1%
215,000	Klickitat County Public Hospital District No. 2, Skyline Hospital 5.750%, 12/01/2017	215,823
800,000	Washington Housing Finance Commission, TEMPS 65-Heron’s Key Senior Living 4.875%, 01/01/2022 (b)	800,344
80,000	Washington State Housing Finance Commission 5.000%, 01/01/2023	86,840
100,000	Washington State Housing Finance Commission 5.000%, 01/01/2023 (b)	105,954
Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Washington—(continued)
$1,000,000	Washington State Housing Finance Commission Revenue, Heron’s Key Senior Living—Series B-1 5.500%, 01/01/2024 (b)	$1,001,010
1,130,000	Washington State Housing Finance Commission, Bayview Manor Homes—Series B 2.800%, 07/01/2021 (b)	1,128,802
1,265,000	Washington State Housing Finance Commission, Mirabella 6.000%, 10/01/2022 (b)	1,375,675
485,000	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.200%, 07/01/2021 (b)	483,657
250,000	Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.750%, 07/01/2026 (b)	245,810
		5,443,915
West Virginia—1.0%
500,000	Glenville State College, 3.250%, 06/01/2022	498,305
1,250,000	Glenville State College, 4.000%, 06/01/2027	1,242,100
600,000	Ohio County WV 1.750%, 06/01/2018	597,804
200,000	West Virginia Water Development Authority, Loan Program IV—Series B (CS: AMBAC) 4.750%, 11/01/2035	200,542
		2,538,751
Wisconsin—2.4%
1,000,000	Public Finance Authority, American Dream at Meadowlands Project 5.000%, 12/01/2027 (b)	1,088,320
2,000,000	Public Finance Authority, Celanese Project—Series B 5.000%, 12/01/2025	2,265,160
200,000	Public Finance Authority, Church Home of Hartford 5.000%, 09/01/2025 (b)	218,664
245,000	Public Finance Authority, Glenridge Palmer Ranch—Series A 7.000%, 06/01/2020	264,277
685,000	Public Finance Authority, Guilford College Education Facilities 5.000%, 01/01/2026	756,363
830,000	Public Finance Authority, Guilford College Education Facilities 5.000%, 01/01/2027	911,124
620,000	Public Finance Authority, Senior Living Revenue—Series 2017A (CS: Marys Woods At Marylhurst Project) 3.950%, 11/15/2024 (b)	637,484

The accompanying notes are an integral part of these financial statements.

Alpine High Yield Managed Duration Municipal Fund

Schedule of Portfolio Investments—Continued
October 31, 2017

Principal Amount	Security Description	Value

Municipal Bonds—(continued)
Wisconsin—(continued)
$155,000	Wisconsin Public Finance Authority, Roseman University of Health Sciences Project 5.000%, 04/01/2022	$165,346
		6,306,738
	Total Municipal Bonds (Cost $257,483,876)	258,030,675
Shares	Security Description	Value

Money Market Funds—0.0% (c)
82,751	BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.73%	$82,751
	Total Money Market Funds (Cost $82,776)	82,751
Total Investments (Cost $257,566,652) (d)—99.9%		258,113,426
Other Assets in Excess of Liabilities—0.1%		220,148
TOTAL NET ASSETS 100.0%		$258,333,574

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security-The rate reported is the rate in effect as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 20.0% of the Fund’s net assets.
(c)	Amount is less than 0.05%.
(d)	See Note 7 for the cost of investments for federal tax purposes. AMBAC—American Municipal Bond Assurance Corp.

CS—Credit Support

LOC—Line of Credit

NA—North America

NATL-RE—Reinsurance provided by National Public Finance Guarantee Corp.

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2017

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
ASSETS:
Investments, at value(1)	$164,651,285	$100,286,434	$21,881,744
Foreign currencies, at value(2)	18,495	—	590
Cash	3,979	929	765
Receivable from investment securities sold	17,160	7,480	4,400
Dividends and interest receivable	184,234	123,678	9,122
Receivable from capital shares issued	15,809	1,331	138
Tax reclaim receivable	85,921	—	—
Prepaid expenses and other assets	18,560	7,616	2,525
Total assets	164,995,443	100,427,468	21,899,284

LIABILITIES:
Payable for investment securities purchased	43,154	240,123	—
Payable for distributions to shareholders	216,806	—	—
Unrealized depreciation on forward currency contracts	79,403	—	—
Payable for capital shares redeemed	180,522	—	56
Payable for line of credit (Note 2)	54,251	—	—
Written options contracts, at value(3)	—	900	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	148,148	86,062	19,364
Distribution fees (Note 5)	11,434	18,932	4,355
Trustee fees (Note 6)	3,616	2,135	443
Other	183,196	65,137	48,178
Total liabilities	920,530	413,289	72,396
Net Assets	$164,074,913	$100,014,179	$21,826,888

NET ASSETS REPRESENTED BY:
Paid-in-capital	$305,028,684	$74,090,538	$14,157,620
Undistributed (distributions in excess of) net investment income	(312,641)	901,931	125,259
Accumulated net realized gain (loss) from investments and foreign currency transactions	(170,441,472)	2,664,924	1,351,723
Net unrealized appreciation/(depreciation) on:
Investments	29,882,744	22,390,809	6,199,478
Foreign currency translations	(2,999)	(6)	(342)
Forward currency contracts	(79,403)	—	—
Purchased options contracts	—	(52,508)	(6,850)
Written options contracts	—	18,491	—
Net Assets	$164,074,913	$100,014,179	$21,826,888

Net asset value
Institutional Class
Net assets	$160,696,206	$98,671,720	$18,979,271
Shares outstanding	39,776,936	5,748,598	1,037,611
Net asset value, offering price and redemption price per share*	$4.04	$17.16	$18.29
Class A
Net assets	$3,378,707	$1,342,459	$2,847,617
Shares outstanding	835,805	78,223	156,835
Net asset value per share	$4.04	$17.16	$18.16
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$4.28	$18.16	$19.22
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$134,768,541	$77,948,133	$15,689,116
(2) Cost of foreign currencies	$18,495	$—	$931
(3) Premiums received for written options contracts	$—	$19,391	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2017

	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
ASSETS:
Investments, at value(1)	$14,663,152	$1,129,790,878	$258,113,426
Cash	288	100,000	206
Receivable from investment securities sold	1,152,649	50,000	—
Dividends and interest receivable	1,901	2,903,564	3,325,719
Receivable from capital shares issued	—	1,699,286	1,104,769
Due from Adviser	3,331	281,873	108,161
Prepaid expenses and other assets	2,068	69,034	15,788
Total assets	15,823,389	1,134,894,635	262,668,069

LIABILITIES:
Payable for investment securities purchased	1,321,562	22,200,000	3,720,747
Payable for distributions to shareholders	—	—	151,065
Payable for capital shares redeemed	32,962	3,237,031	97,726
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	12,253	472,946	140,682
Distribution fees (Note 5)	2,151	119,077	78,755
Trustee fees (Note 6)	319	23,982	4,376
Other	36,235	952,579	141,144
Total liabilities	1,405,482	27,005,615	4,334,495
Net Assets	$14,417,907	$1,107,889,020	$258,333,574

NET ASSETS REPRESENTED BY:
Paid-in-capital	$15,138,347	$1,108,384,698	$260,079,110
Undistributed (distributions in excess of) net investment income	(63,915)	5,092	2,510
Accumulated net realized gain (loss) from investments and foreign currency transactions	(1,954,437)	(449,347)	(2,294,820)
Net unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	1,297,912	(51,423)	546,774
Net Assets	$14,417,907	$1,107,889,020	$258,333,574

Net asset value
Institutional Class
Net assets	$14,024,079	$896,623,993	$207,427,414
Shares outstanding	729,589	89,329,346	20,248,810
Net asset value, offering price and redemption price per share*	$19.22	$10.04	$10.24
Class A
Net assets	$393,828	$211,265,027	$50,906,160
Shares outstanding	20,804	20,927,913	4,969,652
Net asset value per share	$18.93	$10.09	$10.24
Maximum offering price per share (net asset value plus sales charge of 5.50%, 0.50% and 2.50%, respectively, of offering price)	$20.03	$10.14	$10.50
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$13,365,240	$1,129,842,301	$257,566,652

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2017

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
INVESTMENT INCOME:
Dividend income	$11,580,033	$4,597,931	$355,157
Less: Foreign taxes withheld	(50,357)	(8,242)	(532)
Interest income	44,039	16,894	5,178
Total investment income	11,573,715	4,606,583	359,803

EXPENSES:
Investment advisory fee (Note 6)	1,596,140	962,363	199,806
Transfer agent fees	210,432	22,909	21,645
Distribution fees - Class A (Note 5)	9,507	3,477	6,571
Administration fee (Note 6)	35,101	20,671	4,278
Audit and tax fees	45,474	41,223	29,420
Registration and filing fees	33,648	33,429	34,125
Accounting and custody fees	45,556	11,071	3,178
Legal fees	18,525	12,534	1,478
Printing and mailing fees	34,103	14,443	885
Trustee fees (Note 6)	14,823	8,851	1,794
Interest (Note 2)	66,230	4	—
Compliance fees	6,528	3,926	811
Other fees	14,786	17,768	1,527
Total expenses	2,130,853	1,152,669	305,518
Less: Fee waivers and/or expense reimbursements (Note 6)	(59,941)	—	(79,148)
Net expenses	2,070,912	1,152,669	226,370
Net investment income	9,502,803	3,453,914	133,433

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CURRENCY CONTRACTS, PURCHASED OPTIONS CONTRACTS AND WRITTEN OPTIONS CONTRACTS:
Net realized gain/(loss) from:
Investments	2,912,566	2,982,657	1,696,560
Foreign currency transactions	(103,543)	20,881	1,661
Forward currency contracts	678,744	—	(2,058)
Purchased options contracts	—	(82,885)	—
Written options contracts	—	46,562	—
Net realized gain from investments, foreign currency, forward currency contracts, purchased options contracts and written options contracts	3,487,767	2,967,215	1,696,163
Change in net unrealized appreciation/(depreciation) on:
Investments	20,779,371	11,302,481	3,568,797
Foreign currency translations	18,778	22	351
Forward currency contracts	(543,563)	—	—
Purchased options contracts	—	(52,508)	(6,850)
Written options contracts	—	18,491	—
Change in net unrealized appreciation on investments, foreign currency, forward currency contracts, purchased options contracts and written options contracts	20,254,586	11,268,486	3,562,298
Net gain on investments, foreign currency, forward currency contracts, purchased options contracts and written options contracts	23,742,353	14,235,701	5,258,461
Increase in net assets from operations	$33,245,156	$17,689,615	$5,391,894

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2017

	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
INVESTMENT INCOME:
Dividend income	$94,877	$—	$—
Interest income	5,640	13,999,459	7,383,942
Total investment income	100,517	13,999,459	7,383,942

EXPENSES:
Investment advisory fee (Note 6)	142,290	5,399,477	1,302,450
Transfer agent fees	13,665	662,400	159,982
Distribution fees - Class A (Note 5)	1,325	523,540	108,440
Administration fee (Note 6)	3,063	232,624	42,940
Audit and tax fees	28,817	112,706	36,770
Registration and filing fees	34,595	98,296	58,964
Accounting and custody fees	2,501	114,694	18,222
Legal fees	978	137,512	19,576
Printing and mailing fees	3,014	103,445	7,504
Trustee fees (Note 6)	1,349	101,768	18,619
Interest (Note 2)	17	—	518
Compliance fees	585	44,339	7,913
Other fees	871	48,573	11,519
Total expenses	233,070	7,579,374	1,793,417
Less: Fee waivers and/or expense reimbursements (Note 6)	(53,865)	(2,342,579)	(381,767)
Net expenses	179,205	5,236,795	1,411,650
Net investment income (loss)	(78,688)	8,762,664	5,972,292

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	2,260,450	97,195	(1,374,404)
Net realized gain/(loss) from investments	2,260,450	97,195	(1,374,404)
Change in net unrealized appreciation/(depreciation) on:
Investments	491,629	(45,140)	(816,823)
Net gain/(loss) on investments and foreign currency	2,752,079	52,055	(2,191,227)
Increase in net assets from operations	$2,673,391	$8,814,719	$3,781,065

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net investment income	$9,502,803	$10,071,205
Net realized gain (loss) from:
Investments	2,912,566	(9,197,039)
Foreign currency transactions	(103,543)	(134,406)
Forward currency contracts	678,744	815,289
Change in net unrealized appreciation/(depreciation) on:
Investments	20,779,371	(2,058,550)
Foreign currency translations	18,778	31,059
Forward currency contracts	(543,563)	(108,643)
Increase (decrease) in net assets from operations	33,245,156	(581,085)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(9,421,392)	(9,917,678)
From tax return of capital	(301,575)	(1,078,120)
Distributions to Class A Shareholders:
From net investment income	(221,848)	(202,757)
From tax return of capital	(7,361)	(22,041)
Decrease in net assets from distributions to shareholders	(9,952,176)	(11,220,596)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	7,436,091	6,886,618
Dividends reinvested	7,318,306	7,975,592
Redemption fees (Note 2)	412	2,641
Cost of shares redeemed	(29,037,147)	(34,048,040)
Decrease in net assets from capital share transactions	(14,282,338)	(19,183,189)
Net increase (decrease) in net assets	9,010,642	(30,984,870)

NET ASSETS:
Beginning of year	155,064,271	186,049,141
End of year*	$164,074,913	$155,064,271
* Including distributions in excess of net investment income of:	$(312,641)	$(517,335)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Rising Dividend Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net investment income	$3,453,914	$3,789,626
Net realized gain (loss) from:
Investments	2,982,657	(165,039)
Foreign currency transactions	20,881	4,127
Purchased options contracts	(82,885)	—
Written options contracts	46,562	35,626
Change in net unrealized appreciation/(depreciation) on:
Investments	11,302,481	(1,998,406)
Foreign currency translations	22	(33)
Purchased options contracts	(52,508)	—
Written options contracts	18,491	(13,026)
Increase in net assets from operations	17,689,615	1,652,875

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(3,215,271)	(3,121,087)
From net realized gain on investments	—	(574,673)
Distributions to Class A Shareholders:
From net investment income	(44,606)	(57,954)
From net realized gain on investments	—	(15,062)
Decrease in net assets from distributions to shareholders	(3,259,877)	(3,768,776)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	531,452	826,270
Dividends reinvested	3,195,783	3,721,938
Redemption fees (Note 2)	130	73
Cost of shares redeemed	(3,684,161)	(9,374,860)
Increase (decrease) in net assets from capital share transactions	43,204	(4,826,579)
Net increase (decrease) in net assets	14,472,942	(6,942,480)

NET ASSETS:
Beginning of year	85,541,237	92,483,717
End of year*	$100,014,179	$85,541,237
* Including undistributed net investment income of:	$901,931	$600,016

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Financial Services Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net investment income	$133,433	$81,227
Net realized gain (loss) from:
Investments	1,696,560	318,200
Foreign currency transactions	1,661	(8,736)
Forward currency contracts	(2,058)	(27,702)
Change in net unrealized appreciation/(depreciation) on:
Investments	3,568,797	(530,789)
Foreign currency translations	351	2,919
Forward currency contracts	—	(2,420)
Purchased options contracts	(6,850)	—
Increase (decrease) in net assets from operations	5,391,894	(168,299)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(48,231)	(285,431)
From net realized gain on investments	(24,049)	—
Distributions to Class A Shareholders:
From net investment income	(597)	(70,527)
From net realized gain on investments	(3,794)	—
Decrease in net assets from distributions to shareholders	(76,671)	(355,958)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	6,989,639	1,890,651
Dividends reinvested	61,487	207,008
Redemption fees (Note 2)	2,121	261
Cost of shares redeemed	(4,466,604)	(12,943,797)
Increase (decrease) in net assets from capital share transactions	2,586,643	(10,845,877)
Net increase (decrease) in net assets	7,901,866	(11,370,134)

NET ASSETS:
Beginning of year	13,925,022	25,295,156
End of year*	$21,826,888	$13,925,022
* Including undistributed net investment income of:	$125,259	$7,885

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Small Cap Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net investment loss	$(78,688)	$(89,596)
Net realized gain from investments	2,260,450	158,814
Change in net unrealized appreciation on investments	491,629	850,880
Increase in net assets from operations	2,673,391	920,098

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	858,564	416,047
Redemption fees (Note 2)	—	2
Cost of shares redeemed	(2,314,692)	(1,964,185)
Decrease in net assets from capital share transactions	(1,456,128)	(1,548,136)
Net increase (decrease) in net assets	1,217,263	(628,038)

NET ASSETS:
Beginning of year	13,200,644	13,828,682
End of year*	$14,417,907	$13,200,644
* Including distributions in excess of net investment income of:	$(63,915)	$(68,771)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Municipal Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net investment income	$8,762,664	$6,062,528
Net realized gain (loss) from investments	97,195	(272,143)
Change in net unrealized depreciation on investments	(45,140)	(104,135)
Increase in net assets from operations	8,814,719	5,686,250

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(7,470,264)	(5,257,029)
Distributions to Class A Shareholders:
From net investment income	(1,287,296)	(805,490)
Decrease in net assets from distributions to shareholders	(8,757,560)	(6,062,519)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	789,259,901	703,408,017
Dividends reinvested	6,690,198	4,837,618
Redemption fees (Note 2)	17,161	21,792
Cost of shares redeemed	(800,237,513)	(571,569,245)
Increase (decrease) in net assets from capital share transactions	(4,270,253)	136,698,182
Net increase (decrease) in net assets	(4,213,094)	136,321,913

NET ASSETS:
Beginning of year	1,112,102,114	975,780,201
End of year*	$1,107,889,020	$1,112,102,114
* Including undistributed (distributions in excess of) net investment income of:	$5,092	$(12)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	High Yield Managed Duration Municipal Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
OPERATIONS:
Net investment income	$5,972,292	$3,620,716
Net realized loss from investments	(1,374,404)	(917,105)
Change in net unrealized appreciation/(depreciation) on investments	(816,823)	789,473
Increase in net assets from operations	3,781,065	3,493,084

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(4,764,895)	(2,887,562)
Distributions to Class A Shareholders:
From net investment income	(1,205,149)	(733,144)
Decrease in net assets from distributions to shareholders	(5,970,044)	(3,620,706)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	179,707,692	156,983,773
Dividends reinvested	4,312,548	2,564,687
Redemption fees (Note 2)	28,774	27,563
Cost of shares redeemed	(112,531,791)	(28,873,503)
Increase in net assets from capital share transactions	71,517,223	130,702,520
Net increase in net assets	69,328,244	130,574,898

NET ASSETS:
Beginning of year	189,005,330	58,430,432
End of year*	$258,333,574	$189,005,330
* Including undistributed net investment income of:	$2,510	$262

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each year)

	Dynamic Dividend Fund
	Years Ended October 31,
	2017	2016	2015†		2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$3.49	$3.73	$3.83		$3.77	$3.49
Income from investment operations:
Net investment income	0.22	0.21	0.25		0.21	0.22
Net realized and unrealized gain (loss)	0.57	(0.21)	(0.11)		0.09	0.34
Total from investment operations	0.79	0.00	0.14		0.30	0.56
Redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.23)	(0.22)	(0.24)		(0.24)	(0.28)
Net realized gains	—	—	(0.00	)(a)	—	—
Tax return of capital	(0.01)	(0.02)	—		—	—
Total distributions	(0.24)	(0.24)	(0.24)		(0.24)	(0.28)
Net asset value per share, end of year	$4.04	$3.49	$3.73		$3.83	$3.77
Total return	23.22%	0.18%	3.59%		8.09%	17.02%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$160,696	$151,200	$182,039		$210,436	$247,276
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.33%	1.31%	1.27%		1.44%	1.43%
After waivers and/or expense reimbursements (c)	1.29%	1.30%	1.27%		1.38%	1.38%
Ratio of net investment income to average net assets	5.95%	6.13%	6.28%		5.30%	5.78%
Portfolio turnover (d)	82%	88%	111%		81%	197%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)	The amount is less than $0.005 per share.

(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.29%, 1.30%, 1.24%, 1.41% and 1.40% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25%, 1.29%, 1.24%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Dynamic Dividend Fund
	Years Ended October 31,
	2017	2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of year	$3.49	$3.73	$3.83		$3.77	$3.49
Income from investment operations:
Net investment income	0.22	0.18	0.24		0.17	0.23
Net realized and unrealized gain (loss)	0.56	(0.19)	(0.11)		0.12	0.33
Total from investment operations	0.78	(0.01)	0.13		0.29	0.56
Redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.22)	(0.21)	(0.23)		(0.23)	(0.28)
Net realized gains	—	—	(0.00	)(a)	—	—
Tax return of capital	(0.01)	(0.02)	—		—	—
Total distributions	(0.23)	(0.23)	(0.23)		(0.23)	(0.28)
Net asset value per share, end of year	$4.04	$3.49	$3.73		$3.83	$3.77
Total return (b)	22.92%	(0.06)%	3.34%		7.83%	16.73%
Ratios/Supplemental Data
Net Assets at end of year (000)	$3,379	$3,865	$4,010		$4,219	$2,479
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.58%	1.56%	1.52%		1.69%	1.68%
After waivers and/or expense reimbursements (d)	1.54%	1.55%	1.52%		1.63%	1.63%
Ratio of net investment income to average net assets	6.14%	5.02%	5.95%		4.51%	5.38%
Portfolio turnover (e)	82%	88%	111%		81%	197%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)	The amount is less than $0.005 per share.

(b)	Total returns would be reduced if a sales or redemption charge was taken into account.

(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.53%, 1.55%, 1.49%,1.66% and 1.65% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.

(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.50%, 1.54%, 1.49%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Rising Dividend Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$14.70	$15.05	$15.88	$15.19	$12.88
Income from investment operations:
Net investment income	0.57	0.63	0.38	0.49	0.51
Net realized and unrealized gain (loss)	2.45	(0.35)	(0.02)	1.29	2.65
Total from investment operations	3.02	0.28	0.36	1.78	3.16
Redemption fees	0.00 (a)	0.00 (a)	—	0.01	0.03
Less distributions:
Net investment income	(0.56)	(0.53)	(0.50)	(0.51)	(0.64)
Net realized gains	—	(0.10)	(0.69)	(0.59)	(0.24)
Total distributions	(0.56)	(0.63)	(1.19)	(1.10)	(0.88)
Net asset value per share, end of year	$17.16	$14.70	$15.05	$15.88	$15.19
Total return	20.75%	1.86%	2.16%	12.25%	25.94%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$98,672	$84,271	$90,126	$4,486	$3,418
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.19%	1.18%	1.93%	2.25%	3.43%
After waivers and/or expense reimbursements (c)	1.19%	1.18%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	3.59%	4.24%	2.14%	3.33%	3.94%
Portfolio turnover (d)	69%	93%	97%	78%	86%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.19%, 1.18%, 1.93%, 2.25% and 3.43% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.19%, 1.18%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Rising Dividend Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$14.70	$15.05	$15.88	$15.18	$12.88
Income from investment operations:
Net investment income	0.55	0.68	0.43	0.38	0.63
Net realized and unrealized gain (loss)	2.43	(0.44)	(0.10)	1.37	2.48
Total from investment operations	2.98	0.24	0.33	1.75	3.11
Redemption fees	0.00 (a)	0.00 (a)	—	0.01	0.04
Less distributions:
From Net investment income	(0.52)	(0.49)	(0.47)	(0.47)	(0.61)
From Net realized gains	—	(0.10)	(0.69)	(0.59)	(0.24)
Total distributions	(0.52)	(0.59)	(1.16)	(1.06)	(0.85)
Net asset value per share, end of year	$17.16	$14.70	$15.05	$15.88	$15.18
Total return (b)	20.50%	1.59%	1.93%	12.04%	25.55%
Ratios/Supplemental Data
Net Assets at end of year (000)	$1,342	$1,270	$2,358	$865	$917
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.44%	1.41%	2.18%	2.50%	3.68%
After waivers and/or expense reimbursements (d)	1.44%	1.41%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	3.37%	4.46%	2.65%	2.41%	3.72%
Portfolio turnover (e)	69%	93%	97%	78%	86%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.44%, 1.41%, 2.18%, 2.50% and 3.68% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.44%, 1.41%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Financial Services Fund
	Years Ended October 31,
	2017	2016	2015†		2014†		2013†
Institutional Class:
Net asset value per share, beginning of year	$13.56	$12.99	$13.48		$12.13		$8.77
Income from investment operations:
Net investment income (loss)	0.21	0.05	0.10		(0.01)		(0.02)
Net realized and unrealized gain (loss)	4.59	0.71	(0.43)		1.36		3.36
Total from investment operations	4.80	0.76	(0.33)		1.35		3.34
Redemption fees	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)	0.02
Less distributions:
From Net investment income	(0.05)	(0.19)	(0.16)		(0.00	)(a)	—
From Net realized gains	(0.02)	—	(0.00	)(a)	—		—
Tax return of capital	—	—	—		—		—
Total distributions	(0.07)	(0.19)	(0.16)		—		—
Net asset value per share, end of year	$18.29	$13.56	$12.99		$13.48		$12.13
Total return	35.49%	5.97%	(2.51)%		11.16%		38.31%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$18,979	$11,985	$19,452		$27,995		$13,561
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.50%	1.63%	1.86%		1.36%		1.72%
After waivers and/or expense reimbursements (c)	1.16%	1.30%	1.38%		1.36%		1.36%
Ratio of net investment income (loss) to average net assets	0.70%	0.49%	0.63%		(0.08)%		(0.20)%
Portfolio turnover (d)	49%	93%	80%		131%		108%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.50%, 1.63%, 1.82%, 1.33% and 1.71% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.10%, 1.30%, 1.35%, 1.33% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Financial Services Fund
	Years Ended October 31,
	2017		2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of year	$13.46		$12.89	$13.39		$12.08	$8.75
Income from investment operations:
Net investment income (loss)	0.10		(0.19)	0.04		(0.06)	(0.04)
Net realized and unrealized gain (loss)	4.62		0.92	(0.40)		1.37	3.35
Total from investment operations	4.72		0.73	(0.36)		1.31	3.31
Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	0.02
Less distributions:
From Net investment income	(0.00	)(a)	(0.16)	(0.14)		—	—
From Net realized gains	(0.02)		—	(0.00	)(a)	—	—
Total distributions	(0.02)		(0.16)	(0.14)		—	—
Net asset value per share, end of year	$18.16		$13.46	$12.89		$13.39	$12.08
Total return (b)	35.16%		5.72%	(2.75)%		10.84%	38.06%
Ratios/Supplemental Data
Net Assets at end of year (000)	$2,848		$1,940	$5,844		$8,268	$7,318
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.75%		1.89%	2.10%		1.61%	1.97%
After waivers and/or expense reimbursements (d)	1.41%		1.56%	1.63%		1.61%	1.61%
Ratio of net investment income (loss) to average net assets	0.45%		0.28%	0.36%		(0.36)%	(0.44)%
Portfolio turnover (e)	49%		93%	80%		131%	108%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.75%, 1.88%, 2.07%,1.61% and 1.96% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.56%, 1.60%, 1.61% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Small Cap Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$15.89	$14.75	$14.08	$14.25	$11.33
Income from investment operations:
Net investment loss	(0.09)	(0.11)	(0.06)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	3.42	1.25	0.73	(0.08)	3.06
Total from investment operations	3.33	1.14	0.67	(0.17)	2.92
Redemption fees	—	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value per share, end of year	$19.22	$15.89	$14.75	$14.08	$14.25
Total return	20.96%	7.73%	4.76%	(1.19)%	25.77%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$14,024	$12,596	$12,673	$13,589	$12,263
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.63%	1.63%	1.90%	1.62%	1.80%
After waivers and/or expense reimbursements (c)	1.25%	1.29%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.42)%	(0.68)%	(0.35)%	(0.73)%	(0.97)%
Portfolio turnover (d)	84%	85%	96%	171%	39%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.63%, 1.63%, 1.90%, 1.62% and 1.80% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25%, 1.29%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Small Cap Fund
	Years Ended October 31,
	2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of year	$15.68	$14.60	$13.98	$14.18	$11.30
Income from investment operations:
Net investment income (loss)	(1.22)	(0.24)	(0.09)	0.07	(0.16)
Net realized and unrealized gain (loss)	4.47	1.32	0.71	(0.27)	3.04
Total from investment operations	3.25	1.08	0.62	(0.20)	2.88
Redemption fees	—	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net asset value per share, end of year	$18.93	$15.68	$14.60	$13.98	$14.18
Total return (b)	20.65%	7.40%	4.43%	(1.41)%	25.49%
Ratios/Supplemental Data
Net Assets at end of year (000)	$394	$604	$1,155	$1,221	$139
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (c)	1.88%	1.88%	2.15%	1.87%	2.05%
After waivers and/or expense reimbursements (d)	1.50%	1.54%	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets	(3.91)%	(0.88)%	(0.59)%	(0.92)%	(1.22)%
Portfolio turnover (e)	84%	85%	96%	171%	39%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.88%, 1.88%, 2.15%,1.87% and 2.05% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(d)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.50%, 1.54%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2017		2016		2015†		2014†	2013†
Institutional Class:
Net asset value per share, beginning of year	$10.04		$10.04		$10.04		$10.03	$10.05
Income from investment operations:
Net investment income	0.09		0.06		0.05		0.05	0.06
Net realized and unrealized gain (loss)	(0.00	)(a)	(0.00	)(a)	0.00	(a)	0.01	(0.02)
Total from investment operations	0.09		0.06		0.05		0.06	0.04
Redemption fees	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.09)		(0.06)		(0.05)		(0.05)	(0.06)
Net realized gains	—		—		(0.00	)(a)	—	—
Total distributions	(0.09)		(0.06)		(0.05)		(0.05)	(0.06)
Net asset value per share, end of year	$10.04		$10.04		$10.04		$10.04	$10.03
Total return	0.87%		0.64%		0.52%		0.63%	0.36%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$896,624		$905,843		$772,308		$831,505	$933,294
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.65%		0.74%		0.93%		0.90%	0.89%
After waivers and/or expense reimbursements	0.44%		0.43%		0.50%		0.53%	0.61%
Ratio of net investment income to average net assets	0.86%		0.64%		0.51%		0.53%	0.55%
Portfolio turnover (b)	214%		143%		155%		168%	185%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Ultra Short Municipal Income Fund
	Years Ended October 31,
	2017		2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of year	$10.09		$10.10	$10.10		$10.09	$10.10
Income from investment operations:
Net investment income	0.06		0.04	0.03		0.03	0.03
Net realized and unrealized gain (loss)	(0.00	)(a)	(0.01)	0.00	(a)	0.01	(0.01)
Total from investment operations	0.06		0.03	0.03		0.04	0.02
Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.06)		(0.04)	(0.03)		(0.03)	(0.03)
Net realized gains	—		—	(0.00	)(a)	—	—
Total distributions	(0.06)		(0.04)	(0.03)		(0.03)	(0.03)
Net asset value per share, end of year	$10.09		$10.09	$10.10		$10.10	$10.09
Total return (b)	0.62%		0.29%	0.26%		0.38%	0.21%
Ratios/Supplemental Data
Net Assets at end of year (000)	$211,265		$206,259	$203,472		$247,599	$305,193
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.90%		0.99%	1.18%		1.15%	1.14%
After waivers and/or expense reimbursements	0.69%		0.68%	0.75%		0.78%	0.86%
Ratio of net investment income to average net assets	0.62%		0.39%	0.26%		0.28%	0.30%
Portfolio turnover (c)	214%		143%	155%		168%	185%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	High Yield Managed Duration Municipal Fund
	Years Ended October 31,					Period Ended October 31,
	2017	2016	2015†		2014†	2013†(a)
Institutional Class:
Net asset value per share, beginning of year	$10.34	$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.31	0.34	0.36		0.37	0.06
Net realized and unrealized gain (loss)	(0.10)	0.05	(0.00	)(b)	0.34		(0.05)
Total from investment operations	0.21	0.39	0.36		0.71	0.01
Redemption fees	0.00 (b)	0.00 (b)	—		—	—
Less distributions:
Net investment income	(0.31)	(0.34)	(0.36)		(0.37)		(0.06)
Net realized gains	—	—	(0.00	)(b)	—	—
Total distributions	(0.31)	(0.34)	(0.36)		(0.37)		(0.06)
Net asset value per share, end of year	$10.24	$10.34	$10.29		$10.29	$9.95
Total return	2.08%	3.84%	3.65%		7.32%	0.11	%(c)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$207,427	$153,300	$48,261		$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	0.84%	0.88%	1.12%		1.30%	1.66	%(e)
After waivers and/or expense reimbursements (f)	0.65%	0.68%	0.82%		0.81%	0.74	%(e)
Ratio of net investment income to average net assets	3.04%	3.28%	3.49%		3.75%	1.47	%(e)
Portfolio turnover (g)	151%	132%	58%		62%		117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Institutional Class commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.84%, 0.87%, 1.12%, 1.29% and 1.66% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.65%, 0.68%, 0.80%, 0.80% and 0.74% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	High Yield Managed Duration Municipal Fund
	Years Ended October 31,					Period Ended October 31,
	2017	2016	2015†		2014†	2013†(a)
Class A:
Net asset value per share, beginning of year	$10.34	$10.29	$10.29		$9.95	$10.00
Income from investment operations:
Net investment income	0.28	0.32	0.34		0.35	0.05
Net realized and unrealized gain (loss)	(0.10)	0.04	0.00	(b)	0.34		(0.05)
Total from investment operations	0.18	0.36	0.34		0.69	0.00
Redemption fees	0.00 (b)	0.00 (b)	—		—	—
Less distributions:
Net investment income	(0.28)	(0.31)	(0.34)		(0.35)		(0.05)
Net realized gains	—	—	(0.00	)(b)	—	—
Total distributions	(0.28)	(0.31)	(0.34)		(0.35)		(0.05)
Net asset value per share, end of year	$10.24	$10.34	$10.29		$10.29	$9.95
Total return (c)	1.82%	3.58%	3.42%		7.08%	0.01	%(d)
Ratios/Supplemental Data
Net Assets at end of year (000)	$50,906	$35,705	$10,170		$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.09%	1.12%	1.37%		1.55%	1.91	%(f)
After waivers and/or expense reimbursements (g)	0.90%	0.93%	1.07%		1.06%	0.99	%(f)
Ratio of net investment income to average net assets	2.78%	3.03%	3.16%		3.49%	1.21	%(f)
Portfolio turnover (h)	151%	132%	58%		62%		117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.09%, 1.12%, 1.37%,1.53% and 1.90% for the years ended October 31, 2017, 2016, 2015, 2014,and 2013, respectively.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.90%, 0.93%, 1.05%, 1.05% and 0.99% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2017

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund and Alpine Small Cap Fund are four separate series of the Series Trust. The Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund are two separate series of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Dynamic Dividend Fund seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital. Alpine Rising Dividend Fund seeks income. Long-term growth of capital is a secondary objective. Alpine Financial Services Fund seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities. Alpine Small Cap Fund seeks capital appreciation. Alpine Ultra Short Municipal Income Fund seeks high after-tax current income consistent with preservation of capital. Alpine High Yield Managed Duration Municipal Fund seeks a high level of current income exempt from federal income tax.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to contingent deferred sales charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to the distribution fee of such class. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services - Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 —	Unadjusted quoted prices in active markets for identical investments.

•	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

•	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of October 31, 2017:

	Valuation Inputs
Dynamic Dividend Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$162,227,827	$—	$—	$162,227,827
Exchange-Traded Funds	2,379,342	—	—	2,379,342
Rights	—	44,116	—	44,116
Total	$164,607,169	$44,116	$—	$164,651,285

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Other Financial Instruments
Liabilities
Forward Currency Contracts	—	(79,403)	—	(79,403)
Total	$—	$(79,403)	$—	$(79,403)

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Notes to Financial Statements—Continued
October 31, 2017

	Valuation Inputs
Rising Dividend Fund	Level 1	Level 2	Level 3	Total Value
Common Stocks
Aerospace & Defense	$3,017,670	$—	$—	$3,017,670
Air Freight & Logistics	1,354,860	—	—	1,354,860
Auto Components	1,220,310	—	—	1,220,310
Banks	8,606,760	—	—	8,606,760
Beverages	1,980,715	—	—	1,980,715
Biotechnology	2,084,785	—	—	2,084,785
Capital Markets	3,917,290	—	—	3,917,290
Chemicals	1,275,440	—	—	1,275,440
Commercial Services & Supplies	1,184,050	—	—	1,184,050
Communications Equipment	1,570,900	—	—	1,570,900
Consumer Finance	2,173,560	—	—	2,173,560
Diversified Telecommunication Services	2,355,500	—	—	2,355,500
Electric Utilities	2,132,575	—	—	2,132,575
Electronic Equipment, Instruments & Components	1,728,430	—	—	1,728,430
Energy Equipment & Services	1,518,650	—	—	1,518,650
Equity Real Estate Investment	2,530,335	—	—	2,530,335
Food & Staples Retailing	1,776,630	—	23,508	1,800,138
Food Products	1,449,000	—	—	1,449,000
Health Care Equipment & Supplies	1,460,690	—	—	1,460,690
Health Care Providers & Services	1,870,330	—	—	1,870,330
Hotels, Restaurants & Leisure	987,120	—	—	987,120
Household Durables	1,229,475	—	—	1,229,475
Household Products	949,740	—	—	949,740
IT Services	1,279,600	—	—	1,279,600
Independent Power and Renewable Electricity Producers	551,340	—	—	551,340
Industrial Conglomerates	806,400	—	—	806,400
Insurance	1,540,085	—	—	1,540,085
Internet Software & Services	2,254,648	—	—	2,254,648
Machinery	2,591,240	—	—	2,591,240
Media	4,280,728	—	—	4,280,728
Metals & Mining	1,272,260	—	—	1,272,260
Multi-Utilities	1,071,190	—	—	1,071,190
Oil, Gas & Consumable Fuels	4,694,030	—	—	4,694,030
Pharmaceuticals	5,365,655	—	—	5,365,655
Road & Rail	1,008,600	—	—	1,008,600
Semiconductors & Semiconductor Equipment	5,832,895	—	—	5,832,895
Software	5,585,060	—	—	5,585,060
Specialty Retail	3,144,750	—	—	3,144,750
Technology Hardware, Storage & Peripherals	2,873,680	—	—	2,873,680
Exchange-Traded Funds	3,211,050	—	—	3,211,050
Put Options Purchased	2,900	—	—	2,900
Short-Term Investments	—	4,522,000	—	4,522,000
Total	$95,740,926	$4,522,000	$23,508	$100,286,434

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Other Financial Instruments
Liabilities
Written Options Contracts	$(900)	$—	$—	$(900)
Total	$(900)	$—	$—	$(900)

	Valuation Inputs
Financial Services Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$20,797,599	$—	$—	$20,797,599
Exchange-Traded Funds	541,520	—	—	541,520
Put Options Purchased	3,625	—	—	3,625
Short-Term Investments	—	539,000	—	539,000
Total	$21,342,744	$539,000	$—	$21,881,744

	Valuation Inputs
Small Cap Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$11,964,152	$—	$—	$11,964,152
Short-Term Investments	—	2,699,000	—	2,699,000
Total	$11,964,152	$2,699,000	$—	$14,663,152

	Valuation Inputs
Ultra Short Municipal Income Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$1,115,046,297	$—	$1,115,046,297
Money Market Funds	—	45,022	—	45,022
Short-Term Investments	—	14,699,559	—	14,699,559
Total	$—	$1,129,790,878	$—	$1,129,790,878

	Valuation Inputs
High Yield Managed Duration Municipal Fund*	Level 1	Level 2	Level 3	Total Value
Municipal Bonds	$—	$258,030,675	$—	$258,030,675
Money Market Funds	—	82,751	—	82,751
Total	$—	$258,113,426	$—	$258,113,426

* For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2017, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the year.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rising Dividend Fund
Balance as of October 31, 2016	$23,933
Realized gain (loss)	—
Change in unrealized depreciation*	—
Purchases	—
Sales	(425)
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of October 31, 2017	$23,508
Change in net unrealized appreciation/(depreciation) on Level 3 assets held at year end	$—

* Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the following Funds is permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the year ended October 31, 2017, the average interest rate paid on outstanding borrowings under the line of credit was 1.84%, 1.82%, 2.09% and 1.71% for the Dynamic Dividend Fund, Rising Dividend Fund, Small Cap Fund and High Yield Managed Duration Municipal Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

	Dynamic	Rising	Financial
	Dividend	Dividend	Services	Small Cap
	Fund	Fund	Fund	Fund
Total line of credit amount available for investment purposes at October 31, 2017	$16,499,544	$10,042,747	$2,189,928	$1,582,339
Line of credit outstanding at October 31, 2017	54,251	—	—	—
Line of credit amount unused at October 31, 2017	16,445,293	10,042,747	2,189,928	1,582,339
Average balance outstanding during the year	3,578,973	218	—	808
Maximum balance outstanding during the year	16,054,680	19,785	—	293,430
Interest expense incurred on line of credit during the year	66,230	4	—	17
Interest expense incurred on custody overdrafts during the year	153	—	—	—

		High Yield
	Ultra Short	Managed
	Municipal	Duration
	Income Fund	Municipal Fund
Total line of credit amount available for investment purposes at October 31, 2017	$113,489,464	$26,266,807
Line of credit outstanding at October 31, 2017	—	—
Line of credit amount unused at October 31, 2017	113,489,464	26,266,807
Average balance outstanding during the year	—	29,852
Maximum balance outstanding during the year	—	2,398,246
Interest expense incurred on line of credit during the period	—	518
Interest expense incurred on custody overdrafts during the year	3,225	678

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” - overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2017, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2017, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend Fund, Rising Dividend Fund and Financial Services Fund may invest without limitation in foreign securities. The Small Cap Fund may invest up to 30% of the value of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations.

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Funds did not hold equity-linked structured notes as of October 31, 2017.

J. Options:

The Funds may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Funds may also purchase put options on individual securities. The Funds may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Funds’ portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

gain or loss on written options and net realized gain or loss on purchased options, respectively. During the year ended October 31, 2017, the Rising Dividend Fund and Financial Services Fund entered into purchased options contracts and the Rising Dividend Fund entered into written options contracts. The average number of purchased options contracts held by the Rising Dividend Fund and Financial Services Fund throughout the year was 222 and 250, respectively. The average number of written options contracts held by the Rising Dividend Fund throughout the year was 222. This is based on amounts held as of each month-end throughout the fiscal year. Purchased options contracts outstanding at year end, if any, are listed within each Fund’s Schedule of Investments and written options contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.

Written options transactions for the year ended October 31, 2017 were as follows in the Rising Dividend Fund:

	Number of	Premiums
	Contracts	Received
Written Options, outstanding as of October 31, 2016	—	$—
Options written	600	71,893
Options expired	(200)	(17,186)
Options bought back	(200)	(35,316)
Written Options, outstanding as of October 31, 2017	200	$19,391

K. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to an enforceable master netting agreement or similar agreement. The Dynamic Dividend Fund and the Financial Services Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the year ended October 31, 2017, the Dynamic Dividend Fund and Financial Services Fund entered into five and one forward contracts, respectively. The average monthly principal amount for forward contracts held by the Dynamic Dividend Fund and Financial Services Fund throughout the year was $5,158,909 and $68,430, respectively. This is based on amounts held as of each month-end throughout the fiscal year. Forward currency contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.

L. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the year.

The effect of derivative instruments in the Statements of Assets and Liabilities as of October 31, 2017:

Dynamic Dividend Fund
	Statements of Assets	Unrealized
Derivatives	and Liabilities Location	Depreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(79,403)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

Rising Dividend Fund

	Statements of Assets
Derivatives	and Liabilities Location	Value
Options Contracts
Equity Contracts	Investments in securities, at value (includes purchased options)	$2,900
Equity Contracts	Written options contracts, at value	$(900)

Financial Services Fund

	Statements of Assets
Derivatives	and Liabilities Location	Value
Options Contracts
Equity Contracts	Investments in securities, at value (includes purchased options)	$3,625

The effect of derivative instruments in the Statements of Operations for the year ended October 31, 2017:

Dynamic Dividend Fund

	Statements of	Net Realized	Change in Net
Derivatives	Operations Location	Gain	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from forward currency contracts	$678,744
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on forward currency contracts		$(543,563)

Rising Dividend Fund

	Statements of	Net Realized	Change in Net Unrealized
Derivatives	Operations Location	Gain/(Loss)	Appreciation/(Depreciation)
Options Contracts
Equity risk	Net realized gain/(loss) from purchased options contracts	$(82,885)
Equity risk	Change in net unrealized appreciation/(depreciation) on purchased options contracts		$(52,508)
Equity risk	Net realized gain/(loss) from written options contracts	$46,562
Equity risk	Change in net unrealized appreciation/(depreciation) on written options contracts		$18,491

Financial Services Fund

	Statements of	Net Realized	Change in Net Unrealized
Derivatives	Operations Location	Loss	Depreciation
Options Contracts
Equity risk	Change in net unrealized appreciation/(depreciation) on purchased options contracts		$(6,850)
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from forward currency contracts	$(2,058)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

M. Redemption Fees:

The Funds of the Series Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Ultra Short Municipal Income Fund imposes a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and the High Yield Managed Duration Municipal Fund imposes a 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them, of the total redemption amount on all Fund shares redeemed or exchanged. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,707,241	$6,641,231	1,486,955	$5,166,679
Shares issued in reinvestment of dividends	1,883,528	7,213,282	2,243,462	7,864,987
Redemption fees	—	404	—	2,584
Shares redeemed	(7,163,846)	(27,085,073)	(9,246,176)	(32,274,678)
Total net change	(3,573,077)	$(13,230,156)	(5,515,759)	$(19,240,428)

Class A
Shares sold	203,272	$794,860	500,144	$1,719,939
Shares issued in reinvestment of dividends	27,400	105,024	31,513	110,605
Redemption fees	—	8	—	57
Shares redeemed	(501,738)	(1,952,074)	(500,200)	(1,773,362)
Total net change	(271,066)	$(1,052,182)	31,457	$57,239

Rising Dividend Fund

	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	25,492	$414,180	53,207	$758,478
Shares issued in reinvestment of dividends	193,130	3,164,714	248,227	3,665,092
Redemption fees	—	128	—	72
Shares redeemed	(202,782)	(3,399,088)	(555,655)	(8,220,628)
Total net change	15,840	$179,934	(254,221)	$(3,796,986)

Class A
Shares sold	7,122	$117,272	4,425	$67,792
Shares issued in reinvestment of dividends	1,896	31,069	3,857	56,846
Redemption fees	—	2	—	1
Shares redeemed	(17,175)	(285,073)	(78,595)	(1,154,232)
Total net change	(8,157)	$(136,730)	(70,313)	$(1,029,593)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

Financial Services Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	364,973	$5,912,096	135,507	$1,673,566
Shares issued in reinvestment of dividends	3,604	58,668	13,575	172,672
Redemption fees	—	1,840	—	203
Shares redeemed	(214,944)	(3,589,878)	(762,779)	(9,193,716)
Total net change	153,633	$2,382,726	(613,697)	$(7,347,275)

Class A
Shares sold	64,999	$1,077,543	18,462	$217,085
Shares issued in reinvestment of dividends	175	2,819	2,714	34,336
Redemption fees	—	281	—	58
Shares redeemed	(52,500)	(876,726)	(330,395)	(3,750,081)
Total net change	12,674	$203,917	(309,219)	$(3,498,602)

Small Cap Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	47,666	$848,014	27,831	$407,257
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	2
Shares redeemed	(110,953)	(1,989,398)	(93,944)	(1,358,321)
Total net change	(63,287)	$(1,141,384)	(66,113)	$(951,062)

Class A
Shares sold	578	$10,550	604	$8,790
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	—	—	—
Shares redeemed	(18,297)	(325,294)	(41,197)	(605,864)
Total net change	(17,719)	$(314,744)	(40,593)	$(597,074)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

Ultra Short Municipal Income Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	66,167,995	$664,227,328	57,341,218	$575,628,307
Shares issued in reinvestment of dividends	558,259	5,604,077	416,008	4,176,278
Redemption fees	—	13,953	—	17,574
Shares redeemed	(67,651,996)	(679,105,695)	(44,425,596)	(445,984,747)
Total net change	(925,742)	$(9,260,337)	13,331,630	$133,837,412

Class A
Shares sold	12,388,093	$125,032,573	12,653,132	$127,779,710
Shares issued in reinvestment of dividends	107,614	1,086,121	65,499	661,340
Redemption fees	—	3,208	—	4,218
Shares redeemed	(12,002,380)	(121,131,818)	(12,436,462)	(125,584,498)
Total net change	493,327	$4,990,084	282,169	$2,860,770

High Yield Managed Duration Municipal Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	14,433,357	$147,828,809	12,248,523	$127,050,001
Shares issued in reinvestment of dividends	326,511	3,337,131	198,535	2,055,480
Redemption fees	—	23,117	—	21,666
Shares redeemed	(9,341,188)	(95,112,477)	(2,306,308)	(23,920,920)
Total net change	5,418,680	$56,076,580	10,140,750	$105,206,227

Class A
Shares sold	3,121,734	$31,878,883	2,893,642	$29,933,772
Shares issued in reinvestment of dividends	95,411	975,417	49,097	509,207
Redemption fees	—	5,657	—	5,897
Shares redeemed	(1,701,847)	(17,419,314)	(476,576)	(4,952,583)
Total net change	1,515,298	$15,440,643	2,466,163	$25,496,293

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2017 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	131,565,501	142,439,808
Rising Dividend Fund	63,090,766	64,502,688
Financial Services Fund	12,015,127	9,487,743
Small Cap Fund	10,890,390	14,087,776
Ultra Short Municipal Income Fund	2,199,383,672	2,184,770,199
High Yield Managed Duration Municipal Fund	357,953,012	289,994,592

The Funds did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2017.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds have adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $9,507, $3,477, $6,571, $1,325, $523,540 and $108,440, respectively, pursuant to the Plan for the year ended October 31, 2017.

The Plan for the Funds may be terminated at any time by a majority vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Financial Services Fund and Small Cap Fund. From April 1, 2016 to April 1, 2017, the Adviser waived 0.05% of the management fee of Small Cap Fund. From April 6, 2017 to February 28, 2019, the Adviser has contractually agreed to waive the management fee of 0.10% of the Financial Services Fund. Fees waived pursuant to waivers discussed above are not subject to recoupment by the Adviser discussed below. The Adviser is entitled to an annual fee based on each Fund’s average daily net assets for the Dynamic Dividend Fund and Rising Dividend Fund, in accordance with the following schedule:

First $250 million	1.00%
Over $250 million	0.95%

The Adviser is entitled to an annual fee based on the Ultra Short Municipal Income Fund’s average daily net assets, in accordance with the following schedule:

First $2.5 billion	0.50%
Over $2.5 billion	0.45%

The Adviser is entitled to an annual fee based on the High Yield Managed Duration Municipal Fund’s average daily net assets, in accordance with the following schedule:

First $250 million	0.65%
Over $250 million	0.60%

The Adviser has contractually agreed to waive and/or reimburse expenses of the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund (until April 6, 2017) and Small Cap Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.50% of the average net assets of Class A shares, and 1.25% of the average net assets of Institutional Class shares. From April 6, 2017 to February 28, 2019, the Adviser has contractually agreed to waive fees and/or reimburse expenses of the Financial Services Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.25% of the average net assets of Class A shares and 1.00% of the average net assets of Institutional Class shares. The Adviser has contractually agreed to waive and/or reimburse expenses of the Ultra Short Municipal Income Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.70% of the average net assets of Class A shares and 0.45% of the average net assets of Institutional Class shares. The Adviser has contractually agreed to waive and/or reimburse expenses of the High Yield Managed Duration Municipal Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 0.90% of the average net assets of Class A shares and 0.65% of the average net assets of Institutional Class shares. For the year ended October 31, 2017, the Adviser waived investment advisory fees and other expenses totaling $59,941, $79,148, $53,865, $2,342,579 and $381,767 for the Dynamic Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitations will remain in effect for each Fund through February 28, 2018 (February 28, 2019 for Financial Services Fund) unless and until the Board of the Series and Income Trusts approve its modification or termination with respect to a Fund. The Advisor may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a fund for any year to exceed the limits described above. Waived expenses subject to potential recovery by year of expiration are as follows:

Years of Expiration	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
10/31/2018	$—	$55,991	$137,078	$77,751	$2,283,138	$115,543
10/31/2019	12,047	—	59,030	40,153	1,983,569	205,015
10/31/2020	59,941	—	67,167	50,956	2,196,306	381,767

The Adviser voluntarily agreed to reimburse the Ultra Short Municipal Income Fund (until April 10, 2017) to the extent necessary to ensure that the Fund’s total operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions and extraordinary expenses) were within the range 0.67%-0.70% and 0.42%-0.45% of the average daily net assets of the Class A shares and Institutional Class shares, respectively.

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. For the year ended October 31, 2017, the Dynamic Dividend Fund, Rising Dividend Fund, Financial Services Fund, Small Cap Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $112,919, $2,171, $11,235, $3,499, $593,881 and $106,869, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Funds. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the Funds, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Funds. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

7.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
Undistributed ordinary income	$—	$901,931	$933,840
Undistributed long-term capital gain	—	2,744,090	819,655
Accumulated capital loss	(169,521,486)	—	—
Unrealized appreciation/(depreciation)	28,784,521	22,277,626	5,915,773
Total	$(140,736,965)	$25,923,647	$7,669,268

	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Undistributed tax exempt income	$—	$214,466	$153,575
Late year ordinary loss deferral	(63,915)	—	—
Accumulated capital loss	(1,923,485)	(449,330)	(2,294,801)
Unrealized appreciation/(depreciation)	1,266,962	(51,440)	546,755
Total	$(720,438)	$(286,304)	$(1,594,471)

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards, expiration of capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2017, the effects of certain differences were reclassified as follows:

Fund	Capital stock	Accumulated net investment income	Accumulated net realized gains (losses)
Dynamic Dividend Fund	$(388,348,644)	$345,131	$388,003,513
Rising Dividend Fund	—	107,878	(107,878)
Financial Services Fund	—	32,802	(32,802)
Small Cap Fund	(3,652,877)	83,544	3,569,333

As of October 31, 2017, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
Dynamic Dividend Fund	$135,863,765	$32,979,031	$(4,194,510)	$28,784,521
Rising Dividend Fund	78,027,299	23,205,167	(927,541)	22,277,626
Financial Services Fund	15,965,629	5,951,239	(35,466)	5,915,773
Small Cap Fund	13,396,191	1,948,905	(681,943)	1,266,962
Ultra Short Municipal Income Fund	1,129,842,318	39,417	(90,857)	(51,440)
High Yield Managed Duration Municipal Fund	257,566,671	2,561,119	(2,014,364)	546,755

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

The tax character of distributions paid during the years ended October 31, 2017 and 2016 were as follows:

	2017	2016
Dynamic Dividend Fund
Ordinary income	$9,643,240	$10,120,435
Long-term capital gain	—	—
Return of capital	308,936	1,100,161
Total	$9,952,176	$11,220,596
Rising Dividend Fund
Ordinary income	$3,259,876	$3,179,041
Long-term capital gain	—	589,735
Total	$3,259,876	$3,768,776
Financial Services Fund
Ordinary income	$48,828	$355,958
Long-term capital gain	27,843	—
Total	$76,671	$355,958
Small Cap Fund
Long-term capital gain	—	—
Total	$—	$—
Ultra Short Municipal Income Fund
Ordinary income	$463	$861
Exempt interest dividends	8,757,097	6,061,658
Long-term capital gain	—	—
Total	$8,757,560	$6,062,519
High Yield Managed Duration Municipal Fund
Ordinary income	$85,043	$113,462
Exempt interest dividends	5,885,001	3,507,244
Long-term capital gain	—	—
Total	$5,970,044	$3,620,706

During the year ended October 31, 2017, the Dynamic Dividend Fund, Rising Dividend Fund, Small Cap Fund and Ultra Short Municipal Income Fund utilized $3,004,415, $70,659, $2,288,226 and $97,212 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2017 are as follows:

Expiration Date	Dynamic Dividend Fund	Rising Dividend Fund	Financial Services Fund
10/31/2018	$154,525,095	$—	$—
10/31/2019	$—	$—	$—

Expiration Date	Small Cap Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
10/31/2018	$1,581,056	$—	$—
10/31/2019	$342,429	$67,228	$—

During the year ended October 31, 2017, the Dynamic Dividend Fund and Small Cap Fund had $388,131,987 and $3,569,333 of expired capital loss carryovers, respectively.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2017

losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2017 with no expiration are as follows:

Fund	Short Term	Long Term
Dynamic Dividend Fund	$14,996,391	$—
Ultra Short Municipal Income Fund	$363,992	$18,110
High Yield Managed Duration Municipal Fund .	$2,048,670	$246,131

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended October 31, 2017, the following Funds elected to defer late-year ordinary losses:

Fund	Late Year Ordinary Losses
Small Cap Fund	$63,915

8.	Subsequent Events:

Distributions: The Dynamic Dividend Fund - Institutional Class shares and Class A shares paid a distribution from net investment income of $788,583 and $15,752 or $0.02 and $0.0192 per share, respectively, on November 30, 2017 to shareholders of record on November 29, 2017.

Distributions: The Rising Dividend Fund - Institutional Class and Class A paid a distribution from long-term capital gains of $2,744,638 on December 15, 2017 to shareholders of record on December 14, 2017.

Distributions: The Financial Services Fund - Institutional Class and Class A paid a distribution from short-term capital gains of $808,564 and from long-term capital gains of $819,729 on December 15, 2017 to shareholders of record on December 14, 2017.

On December 14, 2017, the Board of Trustees (the “Board”) of the Alpine Financial Services Fund and Alpine Small Cap Fund, both series of the Alpine Series Trust has determined that it is in the best interests of the Funds and their respective shareholders to liquidate the Funds. The Funds are expected to cease operations on or about February 14, 2018.

On December 14, 2017, at a meeting of the Boards of Trustees of Alpine Income Trust and Alpine Series Trust, the Boards each considered and unanimously approved an agreement and Plan of Reorganization (the “Plan”) with respect to each Fund whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “New Funds”). Aberdeen Asset Management Inc. would serve as the investment adviser for the New Funds. Aberdeen Asset Managers Limited would serve as the subadviser to the New Funds that are the successors to and Alpine Dynamic Dividend Fund.

Each Plan is subject to the approval of the shareholders of the respective Fund and is subject to certain closing conditions and termination rights, including the respective Board’s right to terminate a Plan if it determines that proceeding with a Reorganization is inadvisable for a Fund.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alpine Series Trust (comprising, respectively, Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine Financial Services Fund and Alpine Small Cap Fund); and Alpine Income Trust (comprising, respectively, Alpine Ultra Short Municipal Income Fund and Alpine High Yield Managed Duration Municipal Fund ) (collectively the “Funds”) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to November 1, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Alpine Series Trust and Alpine Income Trust at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2017

Alpine Mutual Funds

Information about your Funds’ Expenses
October 31, 2017

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	7.87%	$1,000.00	$1,078.70	1.26%	$6.60

Class A	7.74%	$1,000.00	$1,077.40	1.50%	$7.85

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.85	1.26%	$6.41

Class A	5.00%	$1,000.00	$1,017.64	1.50%	$7.63

Alpine Mutual Funds

Information about your Funds’ Expenses—Continued
October 31, 2017

Rising Dividend Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	6.01%	$1,000.00	$1,060.10	1.20%	$6.23

Class A	5.88%	$1,000.00	$1,058.80	1.45%	$7.52

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,019.16	1.20%	$6.11

Class A	5.00%	$1,000.00	$1,017.90	1.45%	$7.38

Financial Services Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	8.03%	$1,000.00	$1,080.30	1.00%	$5.24

Class A	7.90%	$1,000.00	$1,079.00	1.25%	$6.55

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,020.16	1.00%	$5.09

Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36

Small Cap Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	4.91%	$1,000.00	$1,049.10	1.25%	$6.46

Class A	4.76%	$1,000.00	$1,047.60	1.49%	$7.69

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,018.90	1.25%	$6.36

Class A	5.00%	$1,000.00	$1,017.69	1.49%	$7.58

Alpine Mutual Funds

Information about your Funds’ Expenses—Continued
October 31, 2017

Ultra Short Municipal Income Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	0.46%	$1,000.00	$1,004.60	0.45%	$2.27

Class A	0.34%	$1,000.00	$1,003.40	0.70%	$3.53

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,022.94	0.45%	$2.29

Class A	5.00%	$1,000.00	$1,021.68	0.70%	$3.57

High Yield Managed Duration Municipal Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Institutional	1.81%	$1,000.00	$1,018.10	0.65%	$3.31

Class A	1.78%	$1,000.00	$1,017.80	0.90%	$4.58

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)

Institutional	5.00%	$1,000.00	$1,021.93	0.65%	$3.31

Class A	5.00%	$1,000.00	$1,020.67	0.90%	$4.58

(1)	For the six months ended October 31, 2017.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 184 day period.

Alpine Mutual Funds

Additional Information (Unaudited)
October 31, 2017

Independent Trustees

The Funds’ Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com.

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare Development (since 2013); Private investor (since 2007).	12	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (1996 to Present).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	12	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (a real estate holding company) (since 1996); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011 to 2013).	12	Trustee of each of the Alpine Trusts.**

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2017

Interested Trustee & Officers

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	12	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	12	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	12	N/A
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	12	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC since 2011; Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	12	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	12	N/A

*	Alpine Woods Capital Investors, LLC currently manages twelve portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. The Trustees currently oversee twelve portfolios within the six Alpine Trusts.
**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).
***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
****	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2017

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2017 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	68%
Rising Dividend Fund	63%
Financial Services Fund	51%
Small Cap Fund	0%
Ultra Short Municipal Income Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	43%
Rising Dividend Fund	51%
Financial Services Fund	50%
Small Cap Fund	0%
Ultra Short Municipal Income Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Dynamic Dividend Fund	0%
Rising Dividend Fund	0%
Financial Services Fund	0%
Small Cap Fund	0%
Ultra Short Municipal Income Fund	0%
High Yield Managed Duration Municipal Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2017.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2017

Privacy Policy

The Funds collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young, LLP

5 Times Square

New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3. Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements fiscal year 2016 was $104,854 and for fiscal year 2017 was $109,271.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $46,038 in fiscal year 2016 and was $4,891 in fiscal year 2017. Services for which fees in the Tax Fees category are billed include the principal accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2016 and $0 in fiscal year 2017.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2017.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders

On September 28, 2017, the Board of Trustees of the Trust approved and adopted an updated Nominating and Corporate Governance Committee Charter (the “Charter”). The Charter was updated to include additional information regarding the procedures that shareholders of the Fund must follow when proposing Trustee candidates directly to the Nominating and Corporate Governance Committee. It was also updated to specify qualification requirements that the Trustee candidates must meet in order to be considered by the Nominating and Corporate Governance Committee.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment management companies.

Item 13. Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Series Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 5, 2018